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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21823

                          Pioneer Series Trust V
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  August 31


Date of reporting period:  September 1, 2014 through February 28, 2015


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                         Pioneer Absolute Return
                         Bond Fund

--------------------------------------------------------------------------------
                         Semiannual Report | February 28, 2015
--------------------------------------------------------------------------------

                         Ticker Symbols:

                         Class A     ABRDX
                         Class C     ARCBX
                         Class K     ARBKX
                         Class Y     ARBYX

                         [LOGO] PIONEER
                                Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                            2

Portfolio Management Discussion                                               4

Portfolio Summary                                                            10

Prices and Distributions                                                     11

Performance Update                                                           12

Comparing Ongoing Fund Expenses                                              16

Schedule of Investments                                                      18

Financial Statements                                                         31

Notes to Financial Statements                                                39

Approval of Investment Advisory Agreement                                    59

Trustees, Officers and Service Providers                                     64

               Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/15 1

President's Letter

Dear Shareowner,

Today's market environment presents numerous opportunities as well as challenges for investors. A disparate global economic landscape has formed, with the U.S. facing prospects for continued growth, while questions abound regarding the outlook for other regions. Employment, household income, and corporate profits have been rising in the U.S. and inflation pressures remain low. However, many countries across Europe as well as Japan face muted growth. In addition, a variety of factors have clouded the outlook for countries such as Russia and Brazil and China's investment-driven economy continues to slow.

Monetary policies of major central banks are diverging, reflecting different economic conditions. With the U.S. economy no longer in need of extraordinary stimulus, the Federal Reserve Board may be closer to raising short-term interest rates. Conversely, the European Central Bank and the Bank of Japan are likely to be adding, not removing, stimulus.

While we anticipate continued growth for the U.S., the outlook is far from certain, nor is the outlook for other regions necessarily dire. It remains to be seen how weakness outside the U.S. will affect global growth and whether easing monetary policies in other regions will spur an economic recovery.

While these economic conditions may lead to increasing volatility in 2015, we believe the opportunity for investors to earn attractive returns will persist. However, in an environment where interest rates remain low and equity valuations have been buoyed by an extended bull market, we believe it is imperative investors adhere to a disciplined investment approach that is consistent with one's goals and objectives, being mindful of the tradeoff between risk and return.

Since 1928 Pioneer's investment professionals have been focused on identifying and capitalizing on investment opportunities that present themselves in a variety of ever changing market conditions, including those we face today. We seek returns consistent with our strategies' stated style and

2 Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/15 objectives and consistent with our shareholders' expectations, regardless of market conditions. We believe our shareowners benefit from the experience and tenure of our investment teams, the insights generated from extensive research resources and a commitment to prudent risk management that seeks to mitigate downside and preserve returns over time.

We encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner, as we do when deploying strategies on behalf of our shareowners.

We greatly appreciate your trust in us in the past and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

               Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/15 3

Portfolio Management Discussion | 2/28/15

In the following interview, portfolio managers Tanguy Le Saout and Cosimo Marasciulo discuss the factors that influenced Pioneer Absolute Return Bond Fund's performance during the six-month period ended February 28, 2015, as well as their investment approach in managing the Fund. Mr. Le Saout, Head of European Fixed Income and a portfolio manager based in Pioneer's Dublin office, and Mr. Marasciulo, Head of Government Bonds and a portfolio manager at Pioneer, also based in Dublin, are responsible for the day-to-day management of the Fund.

Q How did the Fund perform during the six-month period ended February 28, 2015?

A Pioneer Absolute Return Bond Fund's Class A shares returned -1.13% at net asset value during the six-month period ended February 28, 2015, while the Fund's benchmark, the Bank of America Merrill Lynch (BofA ML) 3-Month U.S. Treasury-Bill Index, returned 0.01%. During the same period, the average return of the 230 mutual funds in Lipper's Alternative Credit Focus Funds category was -0.65%, and the average return of the 427 mutual funds in Morningstar's Non-Traditional Bond Funds category was -0.25%.

Q   Can you provide an overview of the Fund's investment approach?

A Certainly. The big picture is that we aim to have the Fund's annualized return exceed that of three-month Treasury bills on a rolling three-year annualized basis, while targeting portfolio volatility that is similar to that of T-bills as well. To achieve that goal, we seek to provide positive absolute Fund returns over most trailing 12-month periods, regardless of market conditions.

    Obviously, if we are going to be successful in achieving our objectives, the Fund's returns cannot be overly dependent on the price performance of one or more fixed-income categories. Therefore, in seeking positive Fund returns regardless of market conditions, we divide the portfolio into two distinct parts.

    The core of the Fund's portfolio is currently invested in three-month Treasury bills. The remainder of the Fund's assets are invested in a range of strategies, each of which is designed to provide the Fund with alpha, or excess return. (Alpha measures risk-adjusted performance, representing excess return relative to the return of the benchmark.). Each strategy is

4 Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/15 focused on a different segment of the fixed-income market. Importantly, each strategy seeks to benefit from both positive and negative markets. This means the Fund is positioned in some asset categories within the broad bond market through long exposures, while also positioned against other asset categories via short exposures. This, in our view, provides the Fund with an added level of diversification* across different asset classes when compared with investment vehicles where asset allocation and security selection are more closely tied together.

    Importantly, we closely track the portfolio risks we have assumed across all of the alpha-related strategies, and operate within an overall "risk budget" for the portfolio based on our objective of avoiding negative Fund returns over a 12-month period.

Q Can you review the principal portfolio investment strategies you implemented during the six-month period ended February 28, 2015? How did those strategies help or hinder the Fund's performance?

A The Fund's performance was hurt during the period by our shorting of two- and five-year U.S. Treasuries, which was done in anticipation of rates rising as market expectations of future Federal funds rate hikes solidified. The position was negatively affected as U.S. interest rates made an unprecedented intra-day roundtrip journey in mid-October 2014, declining sharply on a wave of disappointing economic data releases before nearly returning to their starting point. We closed the position at a loss prior to the rebound in rates. The Fund's interest-rate exposure in Europe also detracted from performance as we shorted longer-term rates, which declined on news of the European Central Bank's (ECB's) plans to engage in purchases of sovereign debt in the euro zone in an effort to support sovereign bonds. In addition, a trade that sought to have the Fund benefit from interest-rate disparities among peripheral European markets detracted from performance. Specifically, we believed 10-year Italian rates had overshot on the downside versus the German yield curve; however, the 10-year Italian bond yield declined further on the news of the ECB's planned stimulus.

    In addition to the portfolio's core position in 3-month Treasuries, we had a number of different positions across the alpha portion of the portfolio during the period. The Fund's currency strategy was the leading positive contributor to returns during the six-month period. Specifically, the portfolio was long the U.S. dollar versus other major currencies, including

* Diversification does not assure a profit nor protect against loss in a declining market.

               Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/15 5 the Japanese yen, the British pound and the euro. The Fund's positioning versus the euro was especially advantageous, as the currency declined after the ECB's stimulus announcement. In addition, the Fund was underweight the U.S. dollar versus a number of high-yielding currencies -- in particular, the Indian rupee, Turkish lira and South African rand. The underweights added to the Fund's performance due to the higher incremental income generated from holdings in those markets as compared with very low U.S. interest rates.

    On the relative value side of the portfolio, one strategy we used during the period was to seek to take advantage of the shape of various yield curves. In that vein, we had positioned the portfolio for Italy's yield curve to flatten by overweighting that country's 30-year bond, with a corresponding underweight of the short end of the curve. The position worked well as Italian long rates declined in the wake of the ECB's announcement about bond purchases. The Fund also had a position designed to benefit from a narrowing of market expectations regarding the future spread (yield difference) between European five-year rates versus U.S. and Swiss five-year rates. The position aided the Fund's returns as Swiss rates fell on the news that the country's central bank would discontinue efforts to cap the value of its currency against the euro. Another relative value trade was designed to benefit from an eventual narrowing of the yield differential provided by the "dollar block" currencies of Canada, New Zealand and Australia against the U.S. dollar. The position helped returns as Canada's central bank unexpectedly cut its benchmark interest rate, leading yields to decline along the curve.

    With regard to specific positions, we implemented a number of trades that paired a long position in the debt of one issuer with a short position in the debt of another issuer. Examples of pair trades that detracted from the Fund's performance during the period included a long position in integrated oil giant BP, which was matched with a short position in U.K water company United Utilities, and a long in information services firm Experian that was paired with a short in Finnish energy company Fortrum.

    Pair trades that contributed to the Fund's performance included a long position in commodity trading and mining company Glencore, which was matched with a short position in Spanish electric utility Iberdrola, and a long in auto manufacturer Volvo that was paired with a short in German tire and auto parts manufacturer Continental AG.

6 Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/15

Q Could you discuss the use of derivative positions in the portfolio during the six-month period ended February 28, 2015, and their effect on the Fund's performance?

A Virtually all of the portfolio's strategies are implemented via derivatives, and so the Fund's performance will always be affected by derivatives trading. For instance, when we want to short U.S. Treasuries, we will do so mainly by selling Treasury futures or sometimes by buying "put" options. Similarly, in the currency sleeve of the Fund, we use forwards and options to gain the desired exposures. With respect to credit markets, where there are no liquid futures contracts, we may use credit default swaps to manage the portfolio's exposures. In other situations, we utilize instruments such as interest-rate or inflation swaps to implement our strategies.

Q What is your assessment of the current macroeconomic climate and the opportunities it may present?

A Looking at the U.S. economy, the employment picture has improved notably, and wages, which typically lag employment trends, should follow in time. Market participants appear to have become somewhat complacent with respect to the extent and pace of interest-rate increases once the U.S. Federal Reserve begins to remove its very accommodative monetary policy stance. Higher U.S. rates would likely support a continued strengthening for the U.S. dollar versus other major currencies, although we are cautious in the short-term given the extent of the dollar's recent gains.

    The ECB surprised many other market participants with its announcement of full-blown quantitative easing involving sovereign bond purchases. At current yield levels, European bonds do not reflect any inflation premium; however, we believe the ECB's intervention is likely to have much of the desired impact on the region's economy, and we will look for entry points where the Fund could possibly take advantage of any upward shift in investor sentiment regarding inflation and interest rates.

    These are among the macroeconomic factors we will monitor closely as we seek to inform the various positions implemented within the alpha portion of the portfolio.

               Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/15 7

Please refer to the Schedule of Investments on pages 18-30 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal.

Pioneer Absolute Return Bond invests in derivatives, such as options, futures, inverse floating-rate obligations, and swaps, among others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on the performance of the portfolio.

The Fund may take short positions, which involves leverage of its assets and presents additional risks.

The Fund may invest in credit default swaps, which may in some cases be illiquid, and they increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

The Fund employs leverage, which increases the volatility of investment returns and subjects the Fund to magnified losses.

The Fund is subject to duration risk. Duration seeks to measure the price sensitivity of a fixed income security to interest rates. The longer a portfolio's duration, the more sensitive it will be to changes in interest rates.

Investments in fixed-income securities involve interest rate, credit, inflation, and reinvestment risks.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

The securities issued by U.S. Government-sponsored entities (e.g., FNMA, Freddie
Mac) are neither guaranteed nor issued by the U.S. Government.

The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

The Fund may invest in subordinated securities, which may be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

8 Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/15

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The Fund may invest in event-linked bonds and other insurance-linked securities. The return of principal and the payment of interest on insurance-linked securities are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude.

The Fund may invest in floating-rate loans; the value of collateral, if any, securing a floating-rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate.

The Fund is non-diversified, which means that it can invest a large percentage of its assets in the securities of any one or more issuers. This increases the Fund's potential risk exposure.

There is no assurance that these and other strategies used by the Fund will be successful. The Fund is not intended to outperform stocks and bonds during strong market rallies. Please see the prospectus for a more complete discussion of the Fund's risks.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

               Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/15 9

Portfolio Summary | 2/28/15

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Government Securities                                                 69.8%
Foreign Government Bonds                                                   28.3%
Swaptions                                                                   1.3%
Options                                                                     0.6%

Geographical Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

United States                                                              71.7%
Italy                                                                       9.8%
Germany                                                                     8.2%
Ireland                                                                     4.7%
Spain                                                                       3.0%
Japan                                                                       2.6%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)*

 1.   U.S. Treasury Bills, 7/23/15                                        27.17%
--------------------------------------------------------------------------------
 2.   U.S. Treasury Bills, 11/12/15                                       19.82
--------------------------------------------------------------------------------
 3.   Deutsche Bundesrepublik Inflation Linked Bond, 0.1%, 4/15/23         8.16
--------------------------------------------------------------------------------
 4.   U.S. Treasury Bills, 4/2/15                                          7.06
--------------------------------------------------------------------------------
 5.   U.S. Treasury Bills, 1/7/16                                          6.51
--------------------------------------------------------------------------------
 6.   Italy Buoni Poliennali Del Tesoro, 2.35%, 9/15/19                    6.38
--------------------------------------------------------------------------------
 7.   U.S. Treasury Bills, 3/5/15                                          5.43
--------------------------------------------------------------------------------
 8.   U.S. Treasury Bills, 5/28/15                                         3.80
--------------------------------------------------------------------------------
 9.   Japanese Government CPI Linked Bond, 0.1%, 9/10/23                   2.39
--------------------------------------------------------------------------------
10.   Spain Government Bond, 5.15%, 10/31/44                               2.31
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

10 Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/15

Prices and Distributions | 2/28/15

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                 2/28/15                    8/31/14
--------------------------------------------------------------------------------
           A                    $9.68                      $9.88
--------------------------------------------------------------------------------
           C                    $9.67                      $9.84
--------------------------------------------------------------------------------
           Y                    $9.68                      $9.90
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                 2/28/15                    12/31/14*
--------------------------------------------------------------------------------
           K                    $9.68                      $9.64
--------------------------------------------------------------------------------

Distributions per Share: 9/1/14-2/28/15
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         Net Investment         Short-Term          Long-Term
         Class               Income            Capital Gains      Capital Gains
--------------------------------------------------------------------------------
           A                $0.0877                 $ --              $ --
--------------------------------------------------------------------------------
           C                $0.0193                 $ --              $ --
--------------------------------------------------------------------------------
           K                $    --                 $ --              $ --
--------------------------------------------------------------------------------
           Y                $0.1125                 $ --              $ --
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Bank of America Merrill Lynch (BofA ML) 3-month US Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days, that assumes reinvestment of all income. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts appearing on pages 12-15.

*   Share class commenced operations on December 31, 2014.

              Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/15 11

Performance Update | 2/28/15                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Absolute Return Bond Fund at public offering price during the periods shown, compared to that of the Bank of America Merrill Lynch (BofA ML) 3-month US Treasury Bill Index.

Average Annual Total Returns
(As of February 28, 2015)
--------------------------------------------------------------------------------
                     Net           Public         BofA ML
                     Asset         Offering       3-Month
                     Value         Price          U.S. Treasury
Period               (NAV)         (POP)          Bill Index
--------------------------------------------------------------------------------
Life-of-Class
(1/30/14)            -2.15%        -6.23%         0.03%
--------------------------------------------------------------------------------
1 Year               -1.63         -6.08          0.03
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2014)
--------------------------------------------------------------------------------
                     Gross         Net
--------------------------------------------------------------------------------
                     2.61%         1.15%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                Pioneer Absolute  BofA ML 3-month US
                                Return Bond Fund  Treasury Bill Index
1/31/2014                       $9,550            $10,000
2/28/2014                       $9,484            $10,001
2/28/2015                       $9,329            $10,004

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2016, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/15

Performance Update | 2/28/15                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Absolute Return Bond Fund during the periods shown, compared to that of the Bank of America Merrill Lynch (BofA
ML) 3-month US Treasury Bill Index.

Average Annual Total Returns
(As of February 28, 2015)
--------------------------------------------------------------------------------
                                                 BofA ML
                                                 3-Month
                     If            If            U.S. Treasury
Period               Held          Redeemed      Bill Index
--------------------------------------------------------------------------------
Life-of-Class
(1/30/14)            -2.88%        -2.88%        0.03%
--------------------------------------------------------------------------------
1 Year               -2.42         -2.42         0.03
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2014)
--------------------------------------------------------------------------------
                     Gross         Net
--------------------------------------------------------------------------------
                     3.35%         1.90%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                Pioneer Absolute  BofA ML 3-month US
                                Return Bond Fund  Treasury Bill Index
1/31/2014                       $10,000           $10,000
2/28/2014                       $9,930            $10,001
2/28/2015                       $9,689            $10,004

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2016, for Class C shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

              Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/15 13

Performance Update | 2/28/15                                      Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class K shares of Pioneer Absolute Return Bond Fund during the periods shown, compared to that of the Bank of America Merrill Lynch (BofA
ML) 3-month US Treasury Bill Index.

Average Annual Total Returns
(As of February 28, 2015)
--------------------------------------------------------------------------------
                        Net            BofA ML
                        Asset          3-Month
                        Value          U.S. Treasury
Period                  (NAV)          Bill Index
--------------------------------------------------------------------------------
Life-of-Class
(1/30/14)               -2.15%         0.03%
--------------------------------------------------------------------------------
1 Year                  -1.63          0.03
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2014)
--------------------------------------------------------------------------------
                        Gross
--------------------------------------------------------------------------------
                        2.35%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                Pioneer Absolute  BofA ML 3-month US
                                Return Bond Fund  Treasury Bill Index
1/31/2014                       $10,000           $10,000
2/28/2014                       $9,930            $10,001
2/28/2015                       $9,768            $10,004

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 31, 2014, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 31, 2014, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/15

Performance Update | 2/28/15                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Absolute Return Bond Fund during the periods shown, compared to that of the Bank of America Merrill Lynch (BofA
ML) 3-month US Treasury Bill Index.

Average Annual Total Returns
(As of February 28, 2015)
--------------------------------------------------------------------------------
                        Net            BofA ML
                        Asset          3-Month
                        Value          U.S. Treasury
Period                  (NAV)          Bill Index
--------------------------------------------------------------------------------
Life-of-Class
(1/30/14)               -1.92%         0.03%
--------------------------------------------------------------------------------
1 Year                  -1.48          0.03
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2014)
--------------------------------------------------------------------------------
                        Gross          Net
--------------------------------------------------------------------------------
                        2.36%          0.75%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                                Pioneer Absolute  BofA ML 3-month US
                                Return Bond Fund  Treasury Bill Index
1/31/2014                       $5,000,000        $5,000,000
2/28/2014                       $4,970,000        $5,000,029
2/28/2015                       $4,896,425        $5,001,567

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2016, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

              Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/15 15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Absolute Return Bond Fund

Based on actual returns from September 1, 2014, through February 28, 2015.

--------------------------------------------------------------------------------
Share Class                         A            C            K            Y
--------------------------------------------------------------------------------
Beginning Account
Value on 9/1/14*                $1,000.00    $1,000.00    $1,000.00    $1,000.00
--------------------------------------------------------------------------------
Ending Account
Value (after expenses)
on 2/28/15                      $  988.70    $  984,70    $1,004.10    $  989.20
--------------------------------------------------------------------------------
Expenses Paid
During Period**                 $    5.03    $    8.71    $    1.24    $    3.70
--------------------------------------------------------------------------------

* Period begins December 31, 2014 (commencement of operations) for Class K shares.

** Expenses are equal to the Fund's annualized net expense ratio of 1.02%, 1.77%, 0.75% and 0.75% for Class A, Class C, Class K and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (60/365 for Class K shares) (to reflect the partial year period).

16 Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Absolute Return Bond Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from September 1, 2014, through February 28, 2015.

--------------------------------------------------------------------------------
Share Class                        A             C            K            Y
--------------------------------------------------------------------------------
Beginning Account
Value on 9/1/14*               $1,000.00     $1,000.00    $1,000.00    $1,000.00
--------------------------------------------------------------------------------
Ending Account
Value (after expenses)
on 2/28/15                     $1,019.74     $1,016.02    $1,006.99    $1,021.08
--------------------------------------------------------------------------------
Expenses Paid
During Period**                $    5.11     $    8.85    $    1.24    $    3.76
--------------------------------------------------------------------------------

* Period begins December 31, 2014 (commencement of operations) for Class K shares.

** Expenses are equal to the Fund's annualized net expense ratio of 1.02%, 1.77%, 0.75% and 0.75% for Class A, Class C, Class K and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (60/365 for Class K shares) (to reflect the partial year period).

              Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/15 17

Schedule of Investments | 2/28/15 (unaudited)

--------------------------------------------------------------------------------------------
Principal
Amount ($)                                                                      Value
--------------------------------------------------------------------------------------------
                 U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 64.6%
     1,200,000   U.S. Treasury Bills, 1/7/16 (b)                                $  1,198,108
     3,650,000   U.S. Treasury Bills, 11/12/15 (b)                                 3,647,091
     1,000,000   U.S. Treasury Bills, 3/5/15 (b)                                     999,998
     1,300,000   U.S. Treasury Bills, 4/2/15 (b)                                   1,299,971
       700,000   U.S. Treasury Bills, 5/28/15 (b)                                    699,954
     5,000,000   U.S. Treasury Bills, 7/23/15 (b)                                  4,998,957
                                                                                ------------
                                                                                $ 12,844,079
--------------------------------------------------------------------------------------------
                 TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                 (Cost $12,843,017)                                             $ 12,844,079
--------------------------------------------------------------------------------------------
                 FOREIGN GOVERNMENT BONDS -- 26.2%
EURO 1,239,996   Deutsche Bundesrepublik Inflation Linked Bond, 0.1%, 4/15/23   $  1,502,364
EURO   179,000   Ireland Government Bond, 2.4%, 5/15/30                              232,201
EURO   220,000   Ireland Government Bond, 3.4%, 3/18/24                              302,018
EURO   240,000   Ireland Government Bond, 3.9%, 3/20/23                              336,414
EURO   948,972   Italy Buoni Poliennali Del Tesoro, 2.35%, 9/15/19                 1,174,744
EURO    45,000   Italy Buoni Poliennali Del Tesoro, 3.25%, 9/1/46                     60,528
EURO   250,000   Italy Buoni Poliennali Del Tesoro, 3.5%, 3/1/30                     343,358
EURO    85,000   Italy Buoni Poliennali Del Tesoro, 4.75%, 9/1/44                    144,911
EURO    44,000   Italy Buoni Poliennali Del Tesoro, 5.0%, 9/1/40                      74,781
JPY  3,590,440   Japanese Government CPI Linked Bond, 0.1%, 3/10/24                   31,914
JPY 49,536,000   Japanese Government CPI Linked Bond, 0.1%, 9/10/23                  440,713
EURO    80,000   Spain Government Bond, 4.7%, 7/30/41                                133,989
EURO   235,000   Spain Government Bond, 5.15%, 10/31/44                              424,775
                                                                                ------------
                                                                                $  5,202,710
--------------------------------------------------------------------------------------------
                 TOTAL FOREIGN GOVERNMENT BONDS
                 (Cost $5,318,934)                                              $  5,202,710
--------------------------------------------------------------------------------------------
                 PURCHASED PUT OPTIONS -- 0.2%
       150,000   Put EUR/Call USD @ 1.34, 6/25/15                               $     32,798
       140,000   Put EUR/Call USD Knock-out (Down-and-out) @ (1.08)
                 1.13, 3/3/15                                                          1,539
--------------------------------------------------------------------------------------------
                 TOTAL PURCHASED PUT OPTIONS
                 (Premiums paid $4,455)                                         $     34,337
--------------------------------------------------------------------------------------------
                 PURCHASED CALL OPTIONS -- 0.4%
       170,000   Call EUR/Put USD @ 1.3615, 6/15/23                             $         --
       170,000   Call USD/Put CAD Knock-out (Up-and-out) @ (1.2775)
                 1.246 11/3/15                                                           514
       200,000   Call USD/Put CAD Knock-out (Up-and-out) @ (1.289)
                 1.252, 2/3/15                                                           437
       230,000   Call USD/Put CNY @ 6.4, 10/25/16                                      7,887
       250,000   Call USD/Put CNY @ 6.4, 10/25/16                                      8,572
       250,000   Call USD/Put CNY @ 6.4, 10/25/16                                      8,572
       150,000   Call USD/Put JPY @ 107, 5/12/15                                      15,806

The accompanying notes are an integral part of these financial statements.

18 Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/15

--------------------------------------------------------------------------------------------
Principal
Amount ($)                                                                      Value
--------------------------------------------------------------------------------------------

                 PURCHASED CALL OPTIONS -- (continued)
       190,000   Call USD/Put KRW Knock-out (Up-and-out) @ (1150)
                 1110 3/31/15                                                   $        688
       210,000   Call USD/Put KRW Knock-out (Up-and-out) @ (1190) 1120
                 6/4/15                                                                  830
       200,000   Call USD/Put KRW Knock-out (Up-and-out) @ (1200)
                 1120 3/19/15                                                            579
       200,000   Call USD/Put SGD @ 1.25, 6/25/15                                     16,956
       200,000   Call USD/Put TWD @ 30, 6/26/15                                        9,281
--------------------------------------------------------------------------------------------
                 TOTAL PURCHASED CALL OPTIONS
                 (Premiums paid $29,131)                                        $     70,122
--------------------------------------------------------------------------------------------
                 PURCHASED SWAPTIONS -- 0.6%
     2,180,000   Fixed 9/15/20 2.5% (SWP 9/11/15 Right to pay fixed)            $      7,551
     2,180,000   Fixed 9/15/20 2.5% (SWP 9/11/15 Right to receive fixed)              71,471
       500,000   Fixed 6/27/26 USD 3.42% (SWP 6/23/16 Right to pay fixed)              4,697
       500,000   Fixed 6/27/26 USD 3.42% (SWP 6/23/16 Right to receive fixed)         48,548
--------------------------------------------------------------------------------------------
                 TOTAL PURCHASED SWAPTIONS
                 (Premiums paid $107,544)                                       $    132,267
--------------------------------------------------------------------------------------------
                 INTEREST RATE SWAPTIONS -- 0.6%
     6,000,000   Fixed 6/3/35 1.62% (SWP 6/1/15 Right to pay fixed)             $         75
    58,600,000   Fixed 6/3/35 JPY 1.62% (SWP 6/1/15 Right to pay fixed)                  734
     2,200,000   Fixed 11/11/17 1.65% (SWP 11/9/15 Right to pay fixed)                 6,937
     2,200,000   Fixed 11/11/17 1.65% (SWP 11/9/15 Right to receive fixed)            18,051
       625,000   Fixed 2/15/27 0.97% (SWP 2/13/17 Right to pay fixed)                 21,664
       625,000   Fixed 2/15/27 0.97% (SWP 2/13/17 Right to receive fixed)             22,306
     2,400,000   Fixed 11/16/25 1.21% (SWP 11/12/15 Right to pay fixed)               16,977
     2,400,000   Fixed 11/16/25 2.21% (SWP 11/12/15 Right to pay fixed)                1,448
     2,250,000   Fixed 2/25/18 1.7% (SWP 2/23/16 Right to pay fixed)                  12,490
     2,250,000   Fixed 2/25/18 1.7% (SWP 2/23/16 Right to receive fixed)              17,296
--------------------------------------------------------------------------------------------
                 TOTAL INTEREST RATE SWAPTIONS
                 (Premiums paid $190,228)                                       $    117,978
--------------------------------------------------------------------------------------------
                 TOTAL INVESTMENT IN SECURITIES -- 92.6%
                 (Cost $18,493,309) (a)                                         $ 18,401,493
--------------------------------------------------------------------------------------------
                 WRITTEN INTEREST RATE SWAPTIONS -- (0.4)%
    (4,800,000)  Fixed 16 Nov 2025 1.71% (SWP 12 Nov 2015 Right to pay fixed)   $    (10,130)
      (900,000)  Fixed 31 Jan 2045 1.54% (SWP 29 Jan 2035 Right to
                 receive fixed)                                                      (77,648)
                                                                                ------------
                                                                                $    (87,778)
--------------------------------------------------------------------------------------------
                 TOTAL WRITTEN INTEREST RATE SWAPTIONS
                 (Premiums received $(119,986))                                 $    (87,778)
--------------------------------------------------------------------------------------------
                 OTHER ASSETS & LIABILITIES -- 7.8%                             $  1,560,906
--------------------------------------------------------------------------------------------
                 TOTAL NET ASSETS -- 100.0%                                     $ 19,874,621
============================================================================================

The accompanying notes are an integral part of these financial statements.

              Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/15 19

(a) At February 28, 2015, the net unrealized depreciation on investments based on cost for federal income tax purposes of $18,493,309 was as follows:

            Aggregate gross unrealized appreciation for all investments in which
              there is an excess of value over tax cost                           $ 260,822

            Aggregate gross unrealized depreciation for all investments in which
              there is an excess of tax cost over value                            (352,638)
                                                                                  ---------
            Net unrealized depreciation                                           $ (91,816)
                                                                                  =========

(b) Security issued with a zero coupon. Income is earned through accrection of discount.

Principal amounts are denominated in U.S. Dollars unless otherwise noted:

          CAD         Canadian Dollar
          CNY         New Chinese Yuan
          EURO        European Euro
          GBP         British Pound Sterling
          JPY         Japanese Yen
          KRW         South Korean Won
          SGD         Singapore Dollar
          TWD         Taiwan Dollar

Purchases and sales of securities (excluding temporary cash investments) for the six months ended February 28, 2015 aggregated $3,074,799 and $2,405,558, respectively.

CREDIT DEFAULT SWAP AGREEMENTS -- BUY PROTECTION

-----------------------------------------------------------------------------------------------------------
                                                                                             Net
                                                                                 Premiums    Unrealized
Notional                            Obligation                      Expiration   Paid        Appreciation
Principal ($)(1)   Counterparty     Entity/Index         Coupon     Date         (Received)  (Depreciation)
-----------------------------------------------------------------------------------------------------------
EUR     (300,000)  Credit Suisse    Alstom Plc           1.00%      3/20/20      $ (7,974)   $   (850)
                   International
EUR     (270,000)  Credit Suisse    B.A.T. International 1.00%      9/20/19        (9,461)       (638)
                   International    Finance Plc
EUR     (250,000)  Credit Suisse    Bouygues SA          1.00%      12/20/19       (5,234)     (3,666)
                   International
EUR     (500,000)  Credit Suisse    Carrefour SA         1.00%      3/20/20       (14,357)     (8,955)
                   International
EUR     (250,000)  Credit Suisse    Carrefour SA         1.00%      3/20/19        (2,002)     (6,396)
                   International
EUR     (280,000)  Credit Suisse    Cie De               1.00%      9/20/19        (6,915)     (1,513)
                   International    Saint-Gobain
EUR     (280,000)  Credit Suisse    Continental AG       1.00%      6/20/19        (7,251)     (2,731)
                   International
EUR     (280,000)  Credit Suisse    Fortum Oyj           1.00%      9/20/19        (8,782)        227
                   International

The accompanying notes are an integral part of these financial statements.

20 Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/15

-----------------------------------------------------------------------------------------------------------
                                                                                             Net
                                                                                 Premiums    Unrealized
Notional                            Obligation                      Expiration   Paid        Appreciation
Principal ($)      Counterparty     Entity/Index         Coupon     Date         (Received)  (Depreciation)
-----------------------------------------------------------------------------------------------------------
      (1,050,000)  Deutsche Bank    Markit CDX           1.00%      12/20/18     $ (18,211)  $ (4,989)
                                    North America
                                    Investment
                                    Grade Index
EUR     (275,000)  Goldman Sachs    United               1.00%      12/20/19          (173)    (2,887)
                   International    Utilities Plc
EUR     (650,000)  Goldman Sachs    Valeo SA             1.00%      3/20/20        (19,001)    (2,761)
                   International
EUR     (400,000)  Goldman Sachs    Valeo SA             1.00%      3/20/20        (11,430)    (1,962)
                   International
EUR     (270,000)  Morgan Stanley   Eni S.p.A.           1.00%      9/20/19         (8,630)     1,719
                   Capital
                   Services LLC
-----------------------------------------------------------------------------------------------------------
                                                                                 $(119,421)  $(35,402)
===========================================================================================================

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS -- BUY PROTECTION

-----------------------------------------------------------------------------------------------------------
                                                                                             Net
                                                                                 Premiums    Unrealized
Notional                            Obligation                      Expiration   Received    Appreciation
Principal ($)      Counterparty     Entity/Index         Coupon     Date         (Paid)      (Depreciation)
-----------------------------------------------------------------------------------------------------------
EUR   (2,425,000)  Intercontinental Markit iTraxx        1.00%      12/20/19     $(57,983)   $(12,588)
                   Exchange         Europe Index
EUR     (570,000)  Intercontinental Markit iTraxx        1.00%      6/20/19       (38,471)     17,563
                   Exchange         Europe Index
-----------------------------------------------------------------------------------------------------------
                                                                                 $(96,454)    $ 4,975
===========================================================================================================

The accompanying notes are an integral part of these financial statements.

              Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/15 21

CREDIT DEFAULT SWAP AGREEMENTS -- SELL PROTECTION

----------------------------------------------------------------------------------------------------------------------
                                                                                                        Net
Notional                           Obligation                                               Premiums    Unrealized
Principal                          Entity/                         Credit       Expiration  Paid        Appreciation
($)(1)            Counterparty     Index                Coupon     Rating(2)    Date        (Received)  (Depreciation)
----------------------------------------------------------------------------------------------------------------------

EUR      320,000  Barclays         Tesco Plc            1.00%      BBB          9/20/19     $      410   $ (5,341)
                  Bank plc
EUR      250,000  Credit Suisse    Casino               1.00%      BBB-         3/20/20          1,411      1,764
                  International    Guichard
                                   Perrachon SA
EUR      250,000  Credit Suisse    Casino               1.00%      BBB-         3/20/19         (3,293)     8,245
                  International    Guichard
                                   Perrachon SA
EUR      650,000  Barclays Bank    EADS                 1.00%      A            3/20/20         18,574      2,581
                  Plc              Finance BV
EUR      400,000  Goldman Sachs    Electricitie         1.00%      A+           3/20/20         10,731      2,015
                  International    de France SA
EUR      250,000  Credit Suisse    Glencore             1.00%      BBB          12/20/19        (7,505)     3,629
                  International    Finance
                                   Europe SA
EUR      270,000  Credit Suisse    Imperial             1.00%      BBB          9/20/19          4,493      3,253
                  International    Tobacco
                                   Finance Plc
EUR      280,000  Credit Suisse    Vinci SA             1.00%      A-           9/20/19          7,807        803
                  International
EUR      250,000  Credit Suisse    Vinci SA             1.00%      A-           12/20/19         4,922      2,702
                  International
EUR      250,000  Credit Suisse    Volkswagen           1.00%      A            3/20/20          5,903      2,936
                  International    International
                                   Finance NV
EUR      500,000  Credit Suisse    Volkswagen           1.00%      A            3/20/20         13,210      4,460
                  International    International
                                   Finance NV
EUR      280,000  Credit Suisse    Volvo                1.00%      BBB          6/20/19            (53)     5,744
                  International    Treasury AB
EUR      750,000  Morgan Stanley   Markit iTraxx        1.00%      CCC+         12/20/18        10,304     11,474
                  International    Europe Index
                  Service
EUR      250,000  Morgan Stanley   BP Capital           1.00%      A            12/20/19         5,981        (48)
                  Capital          Markets
                  Services LLC
EUR      275,000  Morgan Stanley   BP Capital           1.00%      A            12/20/19         5,250      1,276
                  Capital          Markets
                  Services LLC
EUR      280,000  Morgan Stanley   Experian             1.00%      A-           9/20/19         10,780     (1,074)
                  Capital          Finance Plc
                  Services LLC
EUR      270,000  Morgan Stanley   Repsol               1.00%      BBB-         9/20/19          3,629        (77)
                  Capital          International
                  Services LLC     Finance BV
----------------------------------------------------------------------------------------------------------------------
                                                                                            $   92,554    $44,342
======================================================================================================================

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2) Based on Standard & Poor's rating of the issuer or weighted average of all the underlying securities of the index.

NOTE: Principal amounts are denominated in U.S. Dollars unless otherwise noted:
      EUR          Euro

The accompanying notes are an integral part of these financial statements.

22 Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/15

INFLATION RATE SWAP AGREEMENTS

-----------------------------------------------------------------------------------------------------------------
                                                                                                   Net
                                                                                                   Unrealized
Notional                                         Pay/                    Annual       Expiration   Appreciation
Principal ($)      Counterparty                  Receive     Index       Fixed Rate   Date         (Depreciation)
-----------------------------------------------------------------------------------------------------------------
         498,000   Credit Suisse International   Pay         USCPI       2.138%       3/3/19       $ 15,020
         994,250   Credit Suisse International   Pay         USCPI       2.145%       2/7/19         28,278
EUR      320,000   Goldman Sachs                 Pay         EUCPI       0.750%       3/3/20         (1,531)
                   International
EUR     (140,000)  Goldman Sachs                 Receive     EUCPI       0.825%       12/5/19        (1,174)
                   International
EUR     (600,000)  Goldman Sachs                 Receive     EUCPI       1.209%       2/5/25           (686)
                   International
EUR      600,000   Goldman Sachs                 Pay         EUCPI       0.770%       2/5/20            198
                   International
EUR     (320,000)  Goldman Sachs                 Receive     EUCPI       1.200%       3/3/25          1,119
                   International
EUR     (367,500)  Morgan Stanley Capital        Receive     EUCPI       1.238%       2/7/19        (14,754)
                   Services LLC
EUR     (181,000)  Morgan Stanley Capital        Receive     EUCPI       1.210%       3/3/19         (7,124)
                   Services LLC
EUR     (575,000)  Morgan Stanley Capital        Pay         EUCPI       0.525%       1/20/20        (6,903)
                   Services LLC
         480,000   Morgan Stanley Capital        Pay         USCPI       1.647%       2/20/20        (4,263)
                   Services LLC
EUR     (310,000)  Morgan Stanley Capital        Receive     EUCPI       0.728%       2/26/20           650
                   Services LLC
         338,000   Morgan Stanley Capital        Pay         USCPI       1.705%       12/5/19         2,987
                   Services LLC
EUR     (878,000)  Morgan Stanley Capital        Receive     EUCPI       0.550%       1/20/20         9,296
                   Services LLC
EUR     (575,000)  Morgan Stanley Capital        Receive     EUCPI       1.030%       1/20/25        10,107
                   Services LLC
-----------------------------------------------------------------------------------------------------------------
                                                                                                   $ 31,220
=================================================================================================================

EUCPI       Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA.

USCPI       United States Consumer Price Index.

NOTE : Principal amounts are denominated in U.S. Dollars unless otherwise noted:

            EUR              Euro

The accompanying notes are an integral part of these financial statements.

              Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/15 23

INTEREST RATE SWAP AGREEMENTS

--------------------------------------------------------------------------------------------------------------------------
                                                                        Annual                 Premiums     Net Unrealized
Notional                                     Pay/        Floating       Fixed     Expiration   Paid         Appreciation
Principal ($)      Counterparty              Receive     Rate           Rate      Date         (Received)   (Depreciation)
--------------------------------------------------------------------------------------------------------------------------
AUD     (545,000)  Morgan Stanley            Receive     LIBOR AUD      3.604%    10/16/24     $       --    $ (31,078)
                   Capital Services LLC                  3 Month
AUD     (588,500)  Morgan Stanley            Receive     LIBOR AUD      3.510%    1/13/25              --       (4,304)
                   Capital Services LLC                  3 Month
AUD     (588,500)  Morgan Stanley            Receive     LIBOR AUD      3.285%    1/13/25              --          (77)
                   Capital Services LLC                  3 Month
AUD     (618,000)  Morgan Stanley            Receive     LIBOR AUD      3.150%    2/5/25               --        2,727
                   Capital Services LLC                  3 Month
AUD    1,814,000   Morgan Stanley            Pay         LIBOR AUD      2.230%    2/6/18               --        3,876
                   Capital Services LLC                  3 Month
CNY    1,400,000   Goldman Sachs             Pay         China Fixing   2.860%    2/4/20               --       (3,289)
                   International                         Repo Rates
                                                         7 day
CNY    1,400,000   Goldman Sachs             Pay         China Fixing   2.910%    2/3/20               --       (2,782)
                   International                         Repo Rates
                                                         7 day
CNY    1,400,000   Morgan Stanley            Pay         China Fixing   2.940%    2/9/20               --       (2,391)
                   Capital Services LLC                  Repo Rates
                                                         7 day
CNY    1,400,000   Morgan Stanley            Pay         China Fixing   3.080%    2/26/20              --         (746)
                   Capital Services LLC                  Repo Rates
                                                         7 day
EUR   (1,930,000)  Deutsche Bank             Receive     EURIBOR        2.703%    7/9/23               --     (198,277)
                                                         6 Month
EUR      260,000   Deutsche Bank             Receive     EURIBOR        2.558%    2/11/54              --     (120,216)
                                                         6 Month
EUR      900,000   Deutsche Bank             Pay         EURIBOR        1.500%    1/31/45          39,517      (41,171)
                                                         6 Month
EUR     (970,000)  Deutsche Bank             Receive     EURIBOR        1.538%    12/15/64             --      (28,808)
                                                         6 Month
EUR      (80,000)  Deutsche Bank             Receive     EURIBOR        1.824%    11/11/44             --      (14,359)
                                                         6 Month
EUR      400,000   Deutsche Bank             Pay         EURIBOR        1.320%    2/16/55              --       (2,485)
                                                         6 Month
EUR     (125,000)  Deutsche Bank             Receive     EURIBOR        0.945%    2/15/27              --          185
                                                         6 Month
EUR      300,000   Deutsche Bank             Pay         EURIBOR        0.299%    2/26/20              --          596
                                                         6 Month
EUR      140,000   Deutsche Bank             Pay         EURIBOR        0.411%    12/5/19              --        1,279
                                                         6 Month
EUR    1,110,000   Deutsche Bank             Pay         EONIA 1 Day    0.037%    2/23/20              --        1,468
                                                         Interbank
                                                         Rate
EUR     (510,000)  Deutsche Bank             Receive     EURIBOR        0.980%    2/16/65              --        2,838
                                                         6 Month

The accompanying notes are an integral part of these financial statements.

24 Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/15

--------------------------------------------------------------------------------------------------------------------------
                                                                      Annual                   Premiums     Net Unrealized
Notional                                     Pay/        Floating     Fixed       Expiration   Paid         Appreciation
Principal ($)      Counterparty              Receive     Rate         Rate        Date         (Received)   (Depreciation)
--------------------------------------------------------------------------------------------------------------------------
EUR      390,000   Deutsche Bank             Pay         EONIA 1 Day  0.765%      2/23/30      $      --    $    2,934
                                                         Interbank
                                                         Rate
EUR      184,000   Deutsche Bank             Pay         EURIBOR      0.948%      3/3/19              --         8,442
                                                         6 Month
EUR      372,500   Deutsche Bank             Pay         EURIBOR      1.004%      2/7/19              --        13,539
                                                         6 Month
EUR      660,000   Deutsche Bank             Pay         EURIBOR      1.800%      12/15/54            --        18,587
                                                         6 Month
EUR     (900,000)  Deutsche Bank             Receive     EURIBOR      0.450%      1/31/45         39,517        40,865
                                                         6 Month
EUR      630,000   Deutsche Bank             Pay         EURIBOR      1.900%      2/11/24             --        81,269
                                                         6 Month
GBP     (717,000)  Deutsche Bank             Receive     LIBOR GBP    3.154%      9/23/24             --       (44,491)
                                                         6 Month
GBP     (750,000)  Deutsche Bank             Receive     LIBOR GBP    2.800%      11/14/24            --       (27,785)
                                                         6 Month
GBP   (1,100,000)  Deutsche Bank             Receive     LIBOR GBP    1.380%      2/5/19              --        10,907
                                                         6 Month
GBP      260,000   Deutsche Bank             Pay         LIBOR GBP    2.893%      11/14/44            --        19,117
                                                         6 Month
GBP   (1,100,000)  Deutsche Bank             Receive     LIBOR GBP    1.425%      2/8/19              --         8,822
                                                         6 Month
GBP      376,000   Deutsche Bank             Pay         LIBOR GBP    3.130%      9/24/44             --        40,568
                                                         6 Month
INR   33,700,000   Barclays Bank Plc         Pay         Mumbai       6.965%      2/12/17             --        (3,235)
                                                         Interbank
                                                         Offer Rate
INR  (14,400,000)  Barclays Bank Plc         Receive     Mumbai       6.560%      2/12/20             --         4,237
                                                         Interbank
                                                         Offer Rate
INR   33,700,000   Goldman Sachs             Pay         Mumbai       6.825%      2/3/17              --        (4,791)
                   International                         Interbank
                                                         Offer Rate
INR  (14,400,000)  Goldman Sachs             Receive     Mumbai       6.430%      2/3/20              --         5,563
                   International                         Interbank
                                                         Offer Rate
INR   40,600,000   Morgan Stanley            Pay         Mumbai       6.940%      2/26/17             --        (3,899)
                   Capital Services LLC                  Interbank
                                                         Offer Rate
INR   33,700,000   Morgan Stanley            Pay         Mumbai       6.930%      2/4/17              --        (3,717)
                   Capital Services LLC                  Interbank
                                                         Offer Rate
INR  (14,400,000)  Morgan Stanley            Receive     Mumbai       6.540%      2/4/20              --         4,484
                   Capital Services LLC                  Interbank
                                                         Offer Rate

The accompanying notes are an integral part of these financial statements.

              Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/15 25

----------------------------------------------------------------------------------------------------------------------------
                                                                           Annual                Premiums     Net Unrealized
Notional                                     Pay/        Floating          Fixed     Expiration  Paid         Appreciation
Principal ($)      Counterparty              Receive     Rate              Rate      Date        (Received)   (Depreciation)
----------------------------------------------------------------------------------------------------------------------------
INR  (17,300,000)  Morgan Stanley            Receive     Mumbai            6.560%    2/26/20     $      --    $    4,966
                   Capital Services LLC                  Interbank
                                                         Offer Rate
JPY   49,900,000   Deutsche Bank             Receive     LIBOR JPY         0.623%    10/10/24           --        (6,061)
                                                         6 Month
JPY (137,000,000)  Deutsche Bank             Receive     LIBOR JPY         0.328%    2/4/22             --          (566)
                                                         6 Month
JPY    9,100,000   Deutsche Bank             Pay         LIBOR JPY         1.376%    2/12/45            --          (233)
                                                         6 Month
JPY  (65,600,000)  Deutsche Bank             Receive     LIBOR JPY         2.010%    2/17/45            --             5
                                                         6 Month
JPY    9,100,000   Deutsche Bank             Pay         LIBOR JPY         1.395%    2/6/45             --           157
                                                         6 Month
JPY    6,000,000   Deutsche Bank             Pay         LIBOR JPY         1.385%    3/2/45             --           169
                                                         6 Month
JPY   10,000,000   Deutsche Bank             Pay         LIBOR JPY         1.419%    2/19/45            --           632
                                                         6 Month
JPY  (65,600,000)  Deutsche Bank             Receive     LIBOR JPY         1.993%    2/17/45            --           665
                                                         6 Month
JPY   54,700,000   Deutsche Bank             Pay         LIBOR JPY         1.906%    2/17/35            --         1,207
                                                         6 Month
JPY   54,700,000   Deutsche Bank             Pay         LIBOR JPY         1.920%    2/17/35            --         1,436
                                                         6 Month
KRW  768,000,000   Goldman Sachs             Pay         South Korea       2.100%    2/3/25             --        (7,098)
                   International                         Overnight
                                                         Interbank Rate
NOK    2,830,000   Deutsche Bank             Pay         Norwegian         1.760%    10/21/17           --         4,763
                                                         Interbank Offer
                                                         Rate 6 Month
NOK    2,826,000   Deutsche Bank             Pay         Norwegian         1.790%    10/23/17           --         4,903
                                                         Interbank Offer
                                                         Rate 6 Month
NOK    3,000,000   Morgan Stanley            Pay         Norwegian         1.630%    11/12/17           --         3,968
                   Capital Services LLC                  Interbank Offer
                                                         Rate 6 Month
NOK    2,826,000   Morgan Stanley            Pay         Norwegian         1.765%    10/28/17           --         4,720
                   Capital Services LLC                  Interbank Offer
                                                         Rate 6 Month
NZD   (1,350,000)  Morgan Stanley            Receive     NZD Bank          4.020%    11/3/16            --        (4,345)
                   Capital Services LLC                  Bill 3 Month
NZD      702,000   Morgan Stanley            Pay         NZD Bank          4.050%    1/13/25            --         3,377
                   Capital Services LLC                  Bill 3 Month
NZD      711,000   Morgan Stanley            Pay         NZD Bank          3.760%    2/7/25             --        (2,307)
                   Capital Services LLC                  Bill 3 Month

The accompanying notes are an integral part of these financial statements.

26 Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/15

--------------------------------------------------------------------------------------------------------------------------
                                                                      Annual                   Premiums     Net Unrealized
Notional                                     Pay/        Floating     Fixed       Expiration   Paid         Appreciation
Principal ($)      Counterparty              Receive     Rate         Rate        Date         (Received)   (Depreciation)
--------------------------------------------------------------------------------------------------------------------------
NZD      702,000   Morgan Stanley            Pay         NZD Bank     3.850%      1/13/25      $      --    $     (637)
                   Capital Services LLC                  Bill 3 Month
SEK    2,900,000   Barclays Bank Plc         Pay         LIBOR SEK    0.100%      2/12/17             --          (287)
                                                         3 Month
SEK    2,610,000   Barclays Bank Plc         Pay         LIBOR SEK    0.403%      10/24/16            --         1,879
                                                         3 Month
SEK    3,310,000   Barclays Bank Plc         Pay         LIBOR SEK    0.390%      10/28/16            --         2,318
                                                         3 Month
SEK    4,750,000   Barclays Bank Plc         Pay         LIBOR SEK    0.615%      8/26/16             --         6,658
                                                         3 Month
SEK    5,040,000   Barclays Bank Plc         Pay         LIBOR SEK    0.550%      9/18/16             --         5,602
                                                         3 Month
SEK    4,800,000   Barclays Bank Plc         Pay         LIBOR SEK    0.628%      8/20/16             --         6,949
                                                         3 Month
SEK    4,800,000   Morgan Stanley            Pay         LIBOR SEK    0.628%      8/13/16             --         6,815
                   Capital Services LLC                  3 Month
SEK    4,800,000   Morgan Stanley            Pay         LIBOR SEK    0.630%      8/14/16             --         6,932
                   Capital Services LLC                  3 Month
        (410,000)  Deutsche Bank             Receive     LIBOR USD    0.640%      10/28/16            --          (175)
                                                         3 Month
      (1,690,000)  Deutsche Bank             Receive     LIBOR USD    3.044%      11/28/22            --       (31,404)
                                                         3 Month
       3,150,000   Deutsche Bank             Pay         LIBOR USD    1.810%      1/23/19             --       (14,126)
                                                         3 Month
       1,800,000   Deutsche Bank             Pay         LIBOR USD    1.593%      2/10/19             --       (11,794)
                                                         3 Month
        (200,000)  Deutsche Bank             Receive     LIBOR USD    2.870%      6/27/26             --        (7,832)
                                                         3 Month
      (1,015,000)  Morgan Stanley            Receive     LIBOR USD    1.599%      2/7/19              --        (6,632)
                   Capital Services                      3 Month
                   LLC
        (100,000)  Deutsche Bank             Receive     LIBOR USD    3.130%      6/27/16             --        (6,240)
                                                         3 Month
        (508,000)  Credit Suisse             Receive     LIBOR USD    1.576%      3/3/19              --        (5,938)
                   International                         3 Month
        (350,000)  Deutsche Bank             Receive     LIBOR USD    1.753%      12/5/19             --        (3,663)
                                                         3 Month
      (1,400,000)  Deutsche Bank             Receive     LIBOR USD    1.930%      9/15/20             --        (3,234)
                                                         3 Month
      (2,860,000)  Deutsche Bank             Receive     LIBOR USD    0.893%      12/31/16            --        (2,854)
                                                         3 Month
        (630,000)  Deutsche Bank             Receive     LIBOR USD    0.775%      9/18/16             --        (2,848)
                                                         3 Month

The accompanying notes are an integral part of these financial statements.

              Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/15 27

--------------------------------------------------------------------------------------------------------------------
                                                                Annual                   Premiums     Net Unrealized
Notional                               Pay/        Floating     Fixed       Expiration   Paid         Appreciation
Principal ($)      Counterparty        Receive     Rate         Rate        Date         (Received)   (Depreciation)
--------------------------------------------------------------------------------------------------------------------

        (500,000)  Deutsche Bank       Receive     LIBOR USD    1.717%      2/26/20      $      --    $   (1,896)
                                                   3 Month
        (340,000)  Deutsche Bank       Receive     LIBOR USD    1.521%      11/12/17            --          (848)
                                                   3 Month
        (371,500)  Deutsche Bank       Receive     LIBOR USD    1.427%      10/28/17            --          (459)
                                                   3 Month
        (625,000)  Deutsche Bank       Pay         LIBOR USD    0.679%      8/13/16             --          (443)
                                                   3 Month
        (619,000)  Deutsche Bank       Receive     LIBOR USD    0.700%      8/26/16             --          (382)
                                                   3 Month
        (625,000)  Deutsche Bank       Receive     LIBOR USD    0.673%      8/14/16             --          (362)
                                                   3 Month
        (372,000)  Deutsche Bank       Receive     LIBOR USD    1.377%      10/21/17            --          (195)
                                                   3 Month
        (371,500)  Deutsche Bank       Receive     LIBOR USD    1.370%      10/23/17            --          (123)
                                                   3 Month
        (176,000)  Deutsche Bank       Receive     LIBOR USD    0.635%      10/24/16            --           (81)
                                                   3 Month
        (625,000)  Deutsche Bank       Receive     LIBOR USD    0.648%      8/20/16             --            25
                                                   3 Month
         180,000   Deutsche Bank       Pay         LIBOR USD    1.700%      2/25/18             --           387
                                                   3 Month
        (887,500)  Deutsche Bank       Receive     LIBOR USD    1.493%      1/27/20             --         4,711
                                                   3 Month
      (1,630,000)  Deutsche Bank       Receive     LIBOR USD    2.348%      1/23/23             --        11,404
                                                   3 Month
       3,130,000   Deutsche Bank       Pay         LIBOR USD    2.252%      11/28/18            --        16,144
                                                   3 Month
      (2,220,000)  Deutsche Bank       Receive     LIBOR USD    1.445%      6/6/20              --        18,436
                                                   3 Month
       1,380,000   Deutsche Bank       Pay         LIBOR USD    3.985%      7/9/23              --        89,081
                                                   3 Month
--------------------------------------------------------------------------------------------------------------------
                                                                                         $  79,034    $ (180,352)
====================================================================================================================

The accompanying notes are an integral part of these financial statements.

28 Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/15

Principal amounts are denominated in U.S. Dollars unless otherwise noted:

              AUD               Australian Dollar
              CNY               New Chinese Yuan
              EUR               Euro
              GBP               British Pound Sterling
              HKD               Hong Kong Dollar
              INR               Indian Rupee
              JPY               Japanese Yen
              KRW               South Korean Won
              NOK               Norwegian Krone
              NZD               New Zealand Dollar
              SEK               Swedish Krone

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

    Level 1 - quoted prices in active markets for identical securities.

    Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers) as Level 3. See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

              Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/15 29

The following is a summary of the inputs used as of February 28, 2015, in valuing the Fund's assets:

------------------------------------------------------------------------------------------------
                                       Level 1            Level 2         Level 3    Total
------------------------------------------------------------------------------------------------

U.S. Government and Agency
   Obligations                         $     --           $12,844,079     $    --    $12,844,079
Foreign Government Bonds                     --             5,202,710          --      5,202,710
Purchased Put Options                        --                34,337          --         34,337
Purchased Call Options                       --                70,122          --         70,122
Purchased Swaptions                          --               132,267          --        132,267
Interest Rate Swaptions                      --               117,978          --        117,978
------------------------------------------------------------------------------------------------
Total                                  $     --           $18,401,493     $    --    $18,401,493
================================================================================================
Other Financial Instruments
Net unrealized depreciation on
  futures contracts                    $(133,732)         $     --        $    --    $  (133,732)
Net unrealized appreciation on
  forward foreign currency contracts         --               250,192          --        250,192
Net unrealized depreciation on
  forward foreign currency contracts         --               (84,522)         --        (84,522)
Net unrealized appreciation on
  Credit Default swap contracts              --                13,915          --         13,915
Net unrealized appreciation on
  inflation swaps                            --                31,220          --         31,220
Net unrealized appreciation on
  interest rate swaps                        --              (180,352)         --       (180,352)
Net unrealized appreciation on
  written interest rate swaption             --                32,208          --         32,208
------------------------------------------------------------------------------------------------
Total Other Financial Instruments      $(133,732)         $    62,661     $    --    $   (71,071)
================================================================================================

During the six months ended February 28, 2015, there were no transters between Levels 1, 2 and 3.

The following is a summary of the fair valuation of certain Portfolio's assets and liabilities as of February 28, 2015.

------------------------------------------------------------------------------------------------
                                       Level 1            Level 2         Level 3    Total
------------------------------------------------------------------------------------------------
Assets:
Foreign currencies, at value           $    --             116,225          --          116,225
Futures collateral                      305,499                 --          --          305,499
Swap collateral                              --            557,997          --          557,997
Variation margin for swap
   contracts                                 --             10,592          --           10,592
Liabilities:
Variation margin for futures
   contracts                             14,325                 --          --           14,325
------------------------------------------------------------------------------------------------
Total:                                 $319,824           $684,814        $ --       $1,004,638
================================================================================================

The accompanying notes are an integral part of these financial statements.

30 Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/15

Statement of Assets and Liabilities | 2/28/15 (unaudited)

ASSETS:
  Investment in securities, at value (cost $18,493,309)                      $18,401,493
  Cash                                                                           520,163
  Foreign currencies (cost $122,485)                                             116,225
  Futures collateral                                                             305,499
  Swap collateral                                                                557,997
  Receivables --
     Investment securities sold                                                1,066,936
     Interest                                                                     49,106
     Swap contracts receivable                                                    31,630
     Futures receivable                                                           16,475
     Due from Pioneer Investment Management, Inc.                                 31,295
     Variation margin for futures contracts                                       25,902
     Variation margin for swap contracts                                          97,816
  Net unrealized appreciation on forward foreign currency contracts              250,192
  Other assets                                                                    53,903
----------------------------------------------------------------------------------------
        Total assets                                                         $21,524,632
========================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                         $ 1,068,985
     Trustee fees                                                                    937
  Swap contracts, premiums received                                               44,287
  Written options and written swaptions (premiums received $119,986)              87,778
  Net unrealized depreciation on forward foreign currency contracts               84,522
  Net unrealized depreciation on swap contracts                                  135,217
  Net unrealized depreciation on futures contracts                               133,732
  Due to affiliates                                                               11,007
  Accrued expenses                                                                83,546
----------------------------------------------------------------------------------------
        Total liabilities                                                    $ 1,650,011
========================================================================================
NET ASSETS:
  Paid-in capital                                                            $20,518,041
  Accumulated net investment loss                                               (354,900)
  Accumulated net realized loss on investments, futures contracts,
     swap contracts, written options and foreign currency transactions          (165,113)
  Net unrealized depreciation on investments                                     (91,816)
  Net unrealized depreciation on futures contracts                              (133,732)
  Net unrealized depreciation on swap contracts                                 (135,217)
  Net unrealized appreciation on written options and written swaptions            32,208
  Net unrealized appreciation on forward foreign currency contracts
     and other assets and liabilities denominated in foreign currencies          205,150
----------------------------------------------------------------------------------------
        Total net assets                                                     $19,874,621
========================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $6,496,843/671,363 shares)                               $      9.68
  Class C (based on $6,908,751/714,655 shares)                               $      9.67
  Class K (based on $10,039/1,037 shares)                                    $      9.68
  Class Y (based on $6,458,988/667,256 shares)                               $      9.68
MAXIMUM OFFERING PRICE:
  Class A ($9.68 (divided by) 95.5%)                                         $     10.14
========================================================================================

The accompanying notes are an integral part of these financial statements.

              Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/15 31

Statement of Operations (unaudited)

For the six months ended 2/28/15

INVESTMENT INCOME:
   Interest                                                         $  30,538
--------------------------------------------------------------------------------------------
         Total investment income                                                   $  30,538
--------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                   $  59,159
  Distribution fees
     Class A                                                            8,115
     Class C                                                           33,780
  Transfer agent fees
     Class A                                                              146
     Class C                                                              133
     Class Y                                                              127
  Shareholder communication expense                                       584
  Administrative reimbursements                                        10,355
  Custodian fees                                                       38,812
  Registration fees                                                    33,894
  Professional fees                                                    38,536
  Printing expense                                                     12,287
  Fees and expenses of nonaffiliated Trustees                           2,790
  Pricing fees                                                         37,252
  Miscellaneous                                                        11,212
--------------------------------------------------------------------------------------------
     Total expenses                                                                $ 287,182
     Less fees waived and expenses reimbursed by
         Pioneer Investment Management, Inc.                                        (170,029)
--------------------------------------------------------------------------------------------
     Net expenses                                                                  $ 117,153
--------------------------------------------------------------------------------------------
         Net investment loss                                                       $ (86,615)
--------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
SWAP CONTRACTS, WRITTEN OPTIONS, WRITTEN SWAPTIONS,
FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain (loss) on:
     Investments                                                    $(135,456)
     Swap contracts                                                  (294,470)
     Futures contracts                                               (292,537)
     Written options and written swaptions                             96,698
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies             895,275      $ 269,510
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                                    $(222,419)
     Swap contracts                                                  (109,884)
     Futures contracts                                                 17,311
     Written options and written swaptions                            (63,270)
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies             (64,792)     $(443,054)
--------------------------------------------------------------------------------------------
  Net loss on investments, swap contracts, written options,
     written swaptions, futures contracts and foreign
     currency transactions                                                         $(173,544)
--------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                             $(260,159)
============================================================================================

The accompanying notes are an integral part of these financial statements.

32 Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/15

Statements of Changes in Net Assets

----------------------------------------------------------------------------------------------
                                                                     Six Months
                                                                     Ended
                                                                     2/28/15       1/30/14 (a)
                                                                     (unaudited)   to 8/31/14
----------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment loss                                                  $  (86,615)   $   (51,724)
Net realized gain (loss) on investments, swap contracts,
  futures contracts, written options, written swaptions and
  foreign currency transactions                                          269,510      (524,241)
Change in net unrealized appreciation (depreciation) on
  investments, swap contracts, futures contracts, written
  options, written swaptions and foreign currency transactions         (443,054)       319,647
----------------------------------------------------------------------------------------------
         Net decrease in net assets resulting from operations        $ (260,159)   $  (256,318)
----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.09 and $0.00 per share, respectively)              $  (58,842)   $       --
      Class C ($0.02 and $0.00 per share, respectively)                 (13,546)           --
      Class K* ($0.00 and $0.00 per share, respectively)                     --            --
      Class Y ($0.11 and $0.00 per share, respectively)                 (75,000)           --
----------------------------------------------------------------------------------------------
         Total distributions to shareowners                          $ (147,388)   $       --
----------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:(b)
Net proceeds from sale of shares                                     $   560,682   $20,044,447
Reinvestment of distributions                                              1,055           --
Cost of shares repurchased                                               (66,237)       (1,461)
----------------------------------------------------------------------------------------------
      Net increase in net assets resulting from Fund
         share transactions                                          $   495,500   $20,042,986
----------------------------------------------------------------------------------------------
      Net increase in net assets                                     $    87,953   $19,786,668
NET ASSETS:
Beginning of period                                                   19,786,668           --
----------------------------------------------------------------------------------------------
End of period                                                        $19,874,621   $19,786,668
----------------------------------------------------------------------------------------------
Accumulated net investment loss                                      $ (354,900)   $  (120,897)
==============================================================================================

(a) Class A, Class C and Class Y shares commenced operations on January 30,
    2014.

(b) At February 28, 2015 PIM owned 99.4% of the value of the outstanding shares of Pioneer Absolute Return Bond Fund.

*   Class K shares commenced operations on December 31, 2014.

The accompanying notes are an integral part of these financial statements.

              Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/15 33

-------------------------------------------------------------------------------------------
                                  '15 Shares       '15 Amount
                                  (unaudited)      (unaudited)      '14 Shares   '14 Amount
-------------------------------------------------------------------------------------------
Class A*
Shares sold                        2,736           $ 33,089         668,740      $6,687,114
Reinvestment of distributions         39                375              --              --
Less shares repurchased               (5)               (46)           (147)         (1,461)
-------------------------------------------------------------------------------------------
      Net increase                 2,770           $ 33,418         668,593      $6,685,653
===========================================================================================
Class C*
Shares sold                       52,239           $511,893         666,667      $6,666,667
Reinvestment of distributions         70                680              --              --
Less shares repurchased           (4,321)           (42,070)             --              --
-------------------------------------------------------------------------------------------
      Net increase                47,988           $470,503         666,667      $6,666,667
===========================================================================================
Class K**
Shares sold                        1,037           $ 10,000              --      $       --
Reinvestment of distributions         --                 --              --              --
Less shares repurchased               --                 --              --              --
-------------------------------------------------------------------------------------------
      Net increase                 1,037           $ 10,000              --      $       --
===========================================================================================
Class Y*
Shares sold                          589           $  5,700         669,096      $6,690,666
Reinvestment of distributions         --                 --              --              --
Less shares repurchased           (2,429)           (24,121)             --              --
-------------------------------------------------------------------------------------------
      Net increase (decrease)     (1,840)          $(18,421)        669,096      $6,690,666
===========================================================================================

*   Class A, Class C and Class Y shares commenced operations on January 30,
    2014.

**  Class K shares commenced operations on December 31, 2014.

The accompanying notes are an integral part of these financial statements.

34 Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/15

Financial Highlights

---------------------------------------------------------------------------------------------
                                                                Six Months
                                                                Ended
                                                                2/28/15         1/30/14
                                                                (unaudited)     to 8/31/14
---------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                            $  9.88         $  10.00
---------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                  $ (0.03)        $  (0.02)
  Net realized and unrealized gain (loss) on investments          (0.08)           (0.10)
---------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations              $ (0.11)        $  (0.12)
---------------------------------------------------------------------------------------------
Distribution to shareowners:
  Net investment income                                         $ (0.09)        $     --
---------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                      $ (0.20)        $  (0.12)
---------------------------------------------------------------------------------------------
Net asset value, end of period                                  $  9.68         $   9.88
=============================================================================================
Total return*                                                     (1.13)%          (1.20)%***
Ratio of net expenses to average net assets                        1.02%**          1.01%**
Ratio of net investment income (loss) to average net assets       (0.71)%**        (0.29)%**
Portfolio turnover rate                                             108%**            62%**
Net assets, end of period (in thousands)                        $ 6,497         $  6,606
Ratios with no waiver of fees and assumption of expenses
  by the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                             2.74%**          2.61%**
  Net investment income (loss) to average net assets              (2.43)%**        (1.89)%**
=============================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

*** Not Annualized.

The accompanying notes are an integral part of these financial statements.

              Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/15 35

---------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended
                                                             2/28/15      1/30/14
                                                             (unaudited)  to 8/31/14
---------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $  9.84      $  10.00
---------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                               $ (0.06)     $  (0.06)
  Net realized and unrealized gain (loss) on investments       (0.09)        (0.10)
---------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $ (0.15)     $  (0.16)
---------------------------------------------------------------------------------------
Distribution to shareowners:
  Net investment income                                      $ (0.02)     $     --
---------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $ (0.17)     $  (0.16)
---------------------------------------------------------------------------------------
Net asset value, end of period                               $  9.67      $   9.84
=======================================================================================
Total return*                                                  (1.53)%       (1.60)%***
Ratio of net expenses to average net assets                     1.77%**       1.75%**
Ratio of net investment income (loss) to average net assets    (1.45)%**     (1.03)%**
Portfolio turnover rate                                          108%**         62%**
Net assets, end of period (in thousands)                     $ 6,909      $  6,559
Ratios with no waiver of fees and assumption of expenses
  by the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                          3.50%**       3.35%**
  Net investment income (loss) to average net assets           (3.18)%**     (2.63)%**
=======================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

*** Not Annualized.

The accompanying notes are an integral part of these financial statements.

36 Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/15

--------------------------------------------------------------------------------
                                                                    12/31/14
                                                                    to 2/28/15
                                                                    (unaudited)
--------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                                $   9.64
--------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                      $  (0.07)
  Net realized and unrealized gain (loss) on investments                0.11
--------------------------------------------------------------------------------
Net increase (decrease) from investment operations                  $   0.04
--------------------------------------------------------------------------------
Distribution to shareowners:
  Net investment income                                             $     --
--------------------------------------------------------------------------------
Net increase (decrease) in net asset value                          $   0.04
--------------------------------------------------------------------------------
Net asset value, end of period                                      $   9.68
================================================================================
Total return*                                                           0.41%***
Ratio of net expenses to average net assets                             0.75%**
Ratio of net investment income (loss) to average net assets            (4.51)%**
Portfolio turnover rate                                                  108%**
Net assets, end of period (in thousands)                            $     10
Ratios with no waiver of fees and assumption of expenses
  by the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                                  3.04%**
  Net investment income (loss) to average net assets                   (6.80)%**
================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

**  Annualized.

*** Not Annualized.

The accompanying notes are an integral part of these financial statements.

              Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/15 37

----------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended
                                                             2/28/15      1/30/14
                                                             (unaudited)  to 8/31/14
----------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                         $  9.90      $   10.00
----------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                               $ (0.02)     $   (0.00)(a)
  Net realized and unrealized gain (loss) on investments       (0.09)         (0.10)
----------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $ (0.11)     $   (0.10)
----------------------------------------------------------------------------------------
Distribution to shareowners:
  Net investment income                                      $ (0.11)     $      --
----------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $ (0.22)     $   (0.10)
----------------------------------------------------------------------------------------
Net asset value, end of period                               $  9.68      $    9.90
========================================================================================
Total return*                                                  (1.08)%        (1.00)%***
Ratio of net expenses to average net assets                     0.75%**        0.75%**
Ratio of net investment income (loss) to average net assets    (0.44)%**      (0.03)%**
Portfolio turnover rate                                          108%**          62%**
Net assets, end of period (in thousands)                     $ 6,459      $   6,621
Ratios with no waiver of fees and assumption of expenses
  by the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                          2.48%**        2.36%**
  Net investment income (loss) to average net assets           (2.17)%**      (1.64)%**
========================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

**  Annualized.

*** Not Annualized.

(a) Amount rounds to less than $0.01 or $(0.01) per share.

The accompanying notes are an integral part of these financial statements.

38 Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/15

Notes to Financial Statements | 2/28/15 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Absolute Return Bond Fund (the Fund) is one of five portfolios comprising Pioneer Series Trust V, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is to seek total return.

The Fund offers four classes of shares designated as Class A, Class C, Class K and Class Y shares. Class A, Class C and Class Y shares commenced operations offered on January 30, 2014. Class K shares commenced operations on December 31, 2014. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

              Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/15 39

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
    (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited. Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Shares of money market mutual funds are valued at such funds' net asset value. Cash may include overnight time deposits at approved financial institutions.

    Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

    Securities or loan interests for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Fund's investment advisor, pursuant to procedures adapted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

    Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the

40 Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/15 exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

    At February 28, 2015, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services).

B.  Investment Income and Transactions

    Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

    Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.  Foreign Currency Translation

    The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in the market price of those securities but are included with the net realized and unrealized gain or loss on investments.

              Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/15 41

D.  Futures Contracts

    The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at February 28, 2015 was $305,499. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market, interest rate, currency exchange rate and counterparty risks, which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to changes in value of the underlying securities. The average value of contracts open during the six months ended February 28, 2015 was $6,938,692.

    At February 28, 2015, open futures contracts were as follows:

------------------------------------------------------------------------------------
                         Number of                                    Unrealized
                         Contracts       Settlement                   Appreciation/
Type                     Long/(Short)    Month        Value           (Depreciation)
------------------------------------------------------------------------------------
F/C U.S. 10 yr Note        4             6/15         $   511,187     $   2,503
F/C Australia 10 yr
  Bond Future             10             3/15           1,028,282        29,666
F/C Australia 3 yr
  Bond Future            (31)            3/15          (2,719,737)       (9,653)
F/C Short Euro
  BTP Future               8             3/15           1,005,444         6,037
F/C Euro Bund Future      (3)            3/15            (535,283)       (2,958)
F/C Euro BTP Future      (18)            3/15          (2,837,680)     (117,823)
F/C Euro OAT Future       (3)            3/15            (504,400)      (17,405)
F/C Euro OAT Future       (9)            6/15          (1,557,310)      (14,703)
F/C 90 Day
  Sterling Future         (7)            9/16          (1,333,545)       (9,725)
F/C U.S. 2 yr
  Note (CBT)              (8)            6/15          (1,748,625)       (1,750)
F/C U.S. 5 yr
  Note (CBT)               7             6/15             834,969         2,079
------------------------------------------------------------------------------------
                                                      $(7,856,698)    $(133,732)
====================================================================================

42 Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/15

E.  Forward Foreign Currency Contracts

    The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).

F.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of August 31, 2014, the Fund did not accrue any interest or penalties with respect to unrecognized tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

    The tax character of current year distributions payable will be determined at the end of the current taxable year. There were no distributions paid for the year ended August 31, 2014.

    The following shows the components of distributable earnings (losses) on a federal income tax basis at August 31, 2014:

    ----------------------------------------------------------------------------
                                                                           2014
    ----------------------------------------------------------------------------
    Distributable earnings:
    Undistributed ordinary income                                     $  83,945
    Capital loss carryforward                                          (574,241)
    Unrealized appreciation                                             254,423
    ----------------------------------------------------------------------------
        Total                                                         $(235,873)
    ============================================================================

              Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/15 43

    The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax adjustments relating to credit default swaps and the mark to market of futures contracts and credit default swaps.

G.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $20 in underwriting commissions on the sale of Class A shares during the six months ended February 28, 2015.

H.  Class Allocations

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
    Note 4). Class K or Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

    Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K and Class Y shares can reflect different transfer agent and distribution expense rates.

I.  Risks

    Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

J.  Option Writing

    The Fund may write put and covered call options to seek to increase total return. When an option is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price upon the exercise of the option. When the Fund writes an option, an amount equal to

44 Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/15 the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

    The average value of written option contracts open during the six months ended February 28, 2015 was $4,283. There were no written options outstanding at February 28, 2015.

    Transactions in written options for the six months ended February 28, 2015 are summarized as follows:

    ----------------------------------------------------------------------------
                                                         Number of     Premium
                                                         Contracts     Paid
    ----------------------------------------------------------------------------
    Options open at beginning of period                   (980,000)    $(11,362)
    Options opened                                        (760,000)     (17,487)
    Options exercised                                      200,000        7,360
    Options closed                                              --           --
    Options expired                                      1,540,000       21,489
    ----------------------------------------------------------------------------
    Options open at end of period                               --     $     --
    ============================================================================

K.  Purchased Options

    The Fund may purchase put and call options to seek increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized gains or losses are recorded in the Fund's financial statements. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased calls and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in

              Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/15 45 order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid. The average value of purchased options open during the six months ended February 28, 2015 was $103,394. Purchased option contracts outstanding at period end are listed at the end of the Fund's schedule of investments.

L.  Written Interest Rate Swaptions

    The Fund may enter into interest rate swaptions to seek to manage exposure to fluctuations in interest rates or to seek to enhance yield. A swaption grants the right but not the obligation to enter into the underlying swap at a future specified date.

    When the Fund writes a swaption, the Fund receives a premium and becomes obligated to enter into a swap contract according to the terms of the underlying agreement. The premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the written swaption. Premiums received from writing swaptions that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a written swaption is exercised, the cost basis of the swap is adjusted by the amount of premium received. The Fund as writer of a swaption bears the market risk of an unfavorable change in the price of the security underlying the written swaption.

    Open interest rate swaption contracts at February 28, 2015 are listed in the Schedule of Investments. The average value of written swaption contracts open during the six months ended February 28, 2015 was $62,882.

    The Fund held two interest rate swaptions that were open at February 28, 2015. If the swaptions were exercised at February 28, 2015, the maximum amount the Fund would have been required to pay was $119,985.

    Transactions in interest rate swaptions for the six months ended February 28, 2015 are summarized as follows:

    ----------------------------------------------------------------------------
                                                       Number of      Premium
                                                       Contracts      Paid
    ----------------------------------------------------------------------------
    Options open at beginning of period                (7,600,000)    $(200,002)
    Options opened                                     (7,900,000)     (152,732)
    Options exercised                                   9,800,000       232,748
    Options closed                                             --            --
    Options expired                                            --            --
    ----------------------------------------------------------------------------
    Options open at end of period                      (5,700,000)    $(119,986)
    ============================================================================

46 Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/15

M.  Purchased Interest Rate Swaptions

    The Fund may purchase put and call swaptions in order to attempt to hedge against changes in the value of portfolio securities or to seek to increase total return. Purchased call and put swaptions entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put swaption, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized gains or losses are recorded in the Fund's financial statements. As the purchaser of an index swaption, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the swaption (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the swaption (in the case of a call) as of the valuation date of the swaption. Premiums paid for purchased calls and put swaptions which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put swaption, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call swaption, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing swaptions is limited to the premium originally paid. The average value of contracts open during the six months ended February 28, 2015 was $228,075. Purchased swaptions open at period end are listed at the end of the Fund's Schedule of Investments.

N.  Credit Default Swap Agreements

    A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on Fund securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices. As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The

              Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/15 47

    Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

    When the Fund enters into a credit default swap contract, the protection buyer makes an upfront or periodic payment to the protection seller in exchange for the rights to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset in the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses in the Statement of Operations.

    Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses in the Statement of Operations.

    Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as variation margin on centrally cleared swaps on the Statement of Assets and Liabilities.

    Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

    Open credit default swap contracts at February 28, 2015 are listed in the Schedule of Investments. The average value of credit default swap contracts open during the six months ended February 28, 2015 was $13,400.

O.  Cross Currency Swap Contracts

    The Fund may enter into a cross currency swap contract to attempt to manage and/or gain exposure to fluctuations in interest and/or currency exchange rates. When entering into a cross currency swap contract, the Fund

48 Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/15 negotiates with the counterparty to exchange a periodic stream of payments (determined using fixed or floating rates) based on the notional amount of two different currencies. The notional amounts are typically determined based on exchange rates at the opening of the contract.

    Cross currency swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made under the contract or upon termination of the contract are recognized, net of the appropriate amount of any upfront payment, as realized gains or losses in the Statement of Operations. Cross currency swaps are subject to counterparty risk.

    There were no open cross currency swap contracts at February 28, 2015. The average value of cross currency swap contracts open during the six months ended February 28, 2015 was $89,453.

P.  Inflation Rate Swap Contracts

    The Fund may enter into inflation rate swap contracts to attempt to hedge against inflation. Pursuant to the inflation rate swap agreement, the Fund negotiates with a counterparty to exchange a periodic stream of payments, based on a benchmark inflation index. One cash flow stream will typically be a floating rate payment linked to the specified inflation index while the other is typically a fixed interest rate.

    Inflation rate swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Inflation rate swaps are normally issued on a zero coupon basis where all payments compound during the life of the contract and are netted upon the termination or maturity of the contract. Final payments received or paid by the Fund are recorded as realized gains or losses in the Statement of Operations. Inflation rate swap contracts are subject to movements in interest rates.

    Open inflation rated swap contracts at February 28, 2015 are listed in the Schedule of Investments. The average value of inflation rate swap contracts open during the six months ended February 28, 2015 was $7,870.

Q.  Interest Rate Swap Contracts

    The Fund may enter into interest rate swaps to attempt to hedge against interest rate fluctuations or to enhance its income. Pursuant to the interest rate swap agreement, the Fund negotiates with a counterparty to exchange a periodic stream of payments based on a benchmark interest rate. One cash flow stream will typically be a floating rate payment based upon the specified floating benchmark interest rate while the other is typically a fixed interest

              Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/15 49 rate. Payment flows are usually netted against each other, with the difference being paid by one party to the other on a monthly basis.

    Periodic payments received or paid by the Fund are recorded as realized gains or losses in the Statement of Operations. Interest rate swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Interest rate swap contracts are subject to counterparty risk and movements in interest rates.

    Open interest rate swap contracts at February 28, 2015 are listed in the Schedule of Investments. The average value of interest swap swap contracts open during the six months ended February 28, 2015 was $44,647.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at an annual rate of 0.60% of the average daily net assets of the Fund.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.15%, 1.90%, 0.75% and 0.75% of the average daily net assets attributable to Class A, Class C, Class K and Class Y shares, respectively. These expense limitations are in effect through January 1, 2016. Fees waived and expenses reimbursed during the six months ended February 28, 2015 are reflected on the Statement of Operations. Fees and expenses of other investment companies in which the Fund may invest are not included in the expense limitations noted above. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $10,144 in management fees, administrative costs and certain other reimbursements payable to PIM at February 28, 2015.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

50 Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/15

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended February 28, 2015, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                   $ 398
Class C                                                                     300
Class Y                                                                    (114)
--------------------------------------------------------------------------------
  Total                                                                   $ 584
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $163 in transfer agent fees and out-of-pocket reimbursements payable from PIMSS at February 28, 2015.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $700 in distribution fees payable to PFD at February 28, 2015.

In addition, redemptions of each class of shares (except Class K or Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K or Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six months ended February 28, 2015, no CDSCs were paid to PFD.

5. Forward Foreign Currency Contracts

At February 28, 2015, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the

              Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/15 51 settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of forward foreign currency contracts open during the six months ended February 28, 2015 was $4,387,617.

Open forward foreign currency contracts at February 28, 2015 were as follows:

--------------------------------------------------------------------------------------------------------------
                                      Quantity/
                                      Shares                                     US $ Value
Currency                              Purchased/      Book          Settlement   at            Net Unrealized
Description          Counterparty     (Sold)          Value         Date         2/28/15       Appreciation
--------------------------------------------------------------------------------------------------------------
INR (Indian          Barclays Plc        7,650,000    $ (120,000)    7/7/15      $   120,630   $    630
  Rupee)
INR (Indian          Barclays Plc        5,780,250       (90,000)   3/23/15           93,279      3,279
  Rupee)
GBP (British         Credit Suisse         (90,000)      139,014    4/17/15         (138,869)       145
  Pound Sterling)
INR (Indian          Credit Suisse       7,780,800      (120,000)   9/22/15          120,775        775
  Rupee)
EUR (European        Credit Suisse        (110,000)      124,214    4/17/15         (123,154)     1,060
  Euro)
NZD (New             Credit Suisse         160,000      (119,002)   4/17/15          120,429      1,427
  Zealand Dollar)
JPY (Japanese        Credit Suisse     (16,050,654)      136,494    4/17/15         (134,178)     2,316
  Yen)
GBP (British         Credit Suisse          90,000      (136,494)   4/17/15          138,869      2,375
  Pound Sterling)
GBP (British         Credit Suisse          80,000      (120,700)   4/17/15          123,439      2,739
  Pound Sterling)
GBP (British         Credit Suisse          90,000      (135,722)   4/17/15          138,869      3,147
  Pound Sterling)
TRY (Turkish Lira)   Credit Suisse        (195,129)       80,000    4/17/15          (76,844)     3,156
TRY (Turkish Lira)   Credit Suisse        (192,716)       80,000    4/17/15          (75,893)     4,107
TRY (Turkish Lira)   Credit Suisse        (191,942)       80,000    4/17/15          (75,589)     4,411
EUR (European        Credit Suisse        (150,000)      172,609    4/17/15         (167,937)     4,672
  Euro)
EUR (European        Credit Suisse      (1,350,000)    1,525,406    4/17/15       (1,511,435)    13,971
  Euro)
EUR (European        Credit Suisse        (440,000)      510,957    4/17/15         (492,616)    18,341
  Euro)
INR (Indian          Goldman Sachs      (8,136,700)      130,000     5/5/15         (129,976)        24
  Rupee)             & Co.
KRW (South           Goldman Sachs     176,800,000      (160,000)   3/30/15          160,482        482
  Korean Won)        & Co.
KRW (South           Goldman Sachs    (185,691,000)      170,000    4/22/15         (168,397)     1,603
  Korean Won)        & Co.
KRW (South           Goldman Sachs    (168,320,000)      160,000    3/30/15         (152,784)     7,216
  Korean Won)        & Co.
BRL (Brazilian       Goldman Sachs        (331,440)      120,000     7/9/15         (111,612)     8,388
  Real)              & Co.
EUR (European        Morgan Stanley        (30,000)       33,791    6/25/15          (33,621)       170
  Euro)              Co.
GBP (British         Morgan Stanley         64,954      (100,000)   4/17/15          100,223        223
  Pound Sterling)    Co.
INR (Indian          Morgan Stanley      6,356,000      (100,000)    7/7/15          100,226        226
  Rupee)             Co.

52 Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/15

--------------------------------------------------------------------------------------------------------------
                                      Quantity/
                                      Shares                                     US $ Value
Currency                              Purchased/      Book          Settlement   at            Net Unrealized
Description          Counterparty     (Sold)          Value         Date         2/28/15       Appreciation
--------------------------------------------------------------------------------------------------------------
NZD (New             Morgan Stanley        (80,000)   $   60,529    4/17/15      $   (60,215)  $    314
  Zealand Dollar)    Co.
NZD (New             Morgan Stanley        (80,000)       60,555    4/17/15          (60,215)       340
  Zealand Dollar)    Co.
EUR (European        Morgan Stanley        (59,000)       66,944    4/17/15          (66,055)       889
  Euro)              Co.
GBP (British         Morgan Stanley        110,000      (168,801)   4/17/15          169,728        927
  Pound Sterling)    Co.
ZAR (South           Morgan Stanley     (1,044,804)       90,000    4/17/15          (88,828)     1,172
  African Rand)      Co.
NZD (New             Morgan Stanley        163,935      (122,156)   4/17/15          123,391      1,235
  Zealand Dollar)    Co.
EUR (European        Morgan Stanley        (50,000)       57,249    4/17/15          (55,979)     1,270
  Euro)              Co.
NZD (New             Morgan Stanley        213,620      (159,350)   4/17/15          160,788      1,438
  Zealand Dollar)    Co.
EUR (European        Morgan Stanley       (110,000)      125,041    4/17/15         (123,154)     1,887
  Euro)              Co.
JPY (Japanese        Morgan Stanley    (18,901,963)      160,000    4/17/15         (158,014)     1,986
  Yen)               Co.
MXN (Mexican         Morgan Stanley     (1,767,486)      120,000    4/17/15         (117,966)     2,034
  Peso)              Co.
GBP (British         Morgan Stanley         80,000      (121,320)   4/17/15          123,439      2,119
  Pound Sterling)    Co.
EUR (European        Morgan Stanley       (150,000)      170,459    4/17/15         (167,937)     2,522
  Euro)              Co.
CNY (New             Morgan Stanley     (2,507,400)      400,000    4/28/15         (397,326)     2,674
  Chinese Yuan)      Co.
NZD (New             Morgan Stanley       (157,221)      121,320    4/17/15         (118,337)     2,983
  Zealand Dollar)    Co.
AUD (Australian      Morgan Stanley       (200,000)      159,350    4/17/15         (155,808)     3,542
  Dollar)            Co.
EUR (European        Morgan Stanley       (100,000)      116,006    4/17/15         (111,958)     4,048
  Euro)              Co.
JPY (Japanese        Morgan Stanley   (109,401,432)      918,609    4/17/15         (914,557)     4,052
  Yen)               Co.
GBP (British         Morgan Stanley        130,000      (196,365)   4/17/15          200,588      4,223
  Pound Sterling)    Co.
NZD (New             Morgan Stanley       (210,080)      158,580    4/17/15         (158,124)       456
  Zealand Dollar)    Co.
EUR (European        Morgan Stanley     (1,999,328)    2,363,609    4/17/15       (2,238,411)   125,198
  Euro)              Co.
--------------------------------------------------------------------------------------------------------------
Total                                                                                          $250,192
==============================================================================================================

              Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/15 53

--------------------------------------------------------------------------------------------------------------
                                      Quantity/
                                      Shares                                     US $ Value
Currency                              Purchased/      Book          Settlement   at            Net Unrealized
Description          Counterparty     (Sold)          Value         Date         2/28/15       Depreciation
--------------------------------------------------------------------------------------------------------------
INR (Indian          Barclays Plc     (6,427,000)     $ 100,000     7/7/15       $  (101,345)  $ (1,345)
  Rupee)
INR (Indian          Barclays Plc     (7,788,000)       120,000     9/22/15         (120,887)      (887)
  Rupee)
INR (Indian          Citibank         (7,884,000)       120,000     7/7/15          (124,320)    (4,320)
  Rupee)
TRY (Turkish Lira)   Credit Suisse       190,104        (80,000)    4/17/15           74,865     (5,135)
EUR (European        Credit Suisse       100,000       (116,681)    4/17/15          111,958     (4,723)
  Euro)
EUR (European        Credit Suisse       150,000       (171,743)    4/17/15          167,937     (3,806)
  Euro)
EUR (European        Credit Suisse       110,000       (125,635)    4/17/15          123,154     (2,481)
  Euro)
NZD (New             Credit Suisse      (220,000)       164,393     4/17/15         (165,590)    (1,197)
  Zealand Dollar)
MXN (Mexican         Credit Suisse    (1,213,887)        80,000     4/17/15          (81,018)    (1,018)
  Peso)
MXN (Mexican         Credit Suisse     2,391,059       (160,000)    4/17/15          159,585       (415)
  Peso)
MXN (Mexican         Credit Suisse    (1,202,658)        80,000     4/17/15          (80,268)      (268)
  Peso)
GBP (British         Credit Suisse       (80,000)       123,331     4/17/15         (123,439)      (108)
  Pound Sterling)
JPY (Japanese        Credit Suisse    (9,581,080)        80,000     4/17/15          (80,094)       (94)
  Yen)
JPY (Japanese        Credit Suisse     9,569,408        (80,000)    4/17/15           79,997         (3)
  Yen)
BRL (Brazilian       Goldman Sachs       339,120       (120,000)    7/9/15           114,198     (5,802)
  Real)              & Co.
INR (Indian          Goldman Sachs    (5,589,900)        90,000     3/23/15          (90,207)      (207)
  Rupee)             & Co.
INR (Indian          Goldman Sachs     8,127,600       (130,000)    5/5/15           129,831       (169)
  Rupee)             & Co.
JPY (Japanese        Morgan Stanley   52,450,000       (445,543)    4/17/15          438,463     (7,080)
  Yen)               Co.
TRY (Turkish Lira)   Morgan Stanley      185,607        (80,000)    4/17/15           73,094     (6,906)
                     Co.
AUD (Australian      Morgan Stanley      200,000       (162,480)    4/17/15          155,808     (6,672)
 Dollar)             Co.
EUR (European        Morgan Stanley       30,000        (40,155)    6/25/15           33,621     (6,534)
 Euro)               Co.
TRY (Turkish Lira)   Morgan Stanley      190,061        (80,000)    4/17/15           74,848     (5,152)
                     Co.
SGD (Singapore       Morgan Stanley      268,170       (200,189)    4/17/15          196,504     (3,685)
 Dollar)             Co.
GBP (British         Morgan Stanley     (130,000)       197,733     4/17/15         (200,588)    (2,855)
 Pound Sterling)     Co.
GBP (British         Morgan Stanley      (90,000)       136,099     4/17/15         (138,869)    (2,770)
 Pound Sterling)     Co.
NZD (New             Morgan Stanley     (226,756)       168,801     4/17/15         (170,675)    (1,874)
 Zealand Dollar)     Co.

54 Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/15

--------------------------------------------------------------------------------------------------------------
                                      Quantity/
                                      Shares                                     US $ Value
Currency                              Purchased/      Book          Settlement   at            Net Unrealized
Description          Counterparty     (Sold)          Value         Date         2/28/15       Depreciation
--------------------------------------------------------------------------------------------------------------
EUR (European        Morgan Stanley      120,200      $(135,942)    4/17/15      $   134,574   $ (1,368)
  Euro)              Co.
GBP (British         Morgan Stanley      (80,000)       122,156     4/17/15         (123,439)    (1,283)
  Pound Sterling)    Co.
EUR (European        Morgan Stanley      150,000       (169,209)    4/17/15          167,937     (1,272)
  Euro)              Co.
NZD (New             Morgan Stanley     (167,485)       124,824     4/17/15         (126,063)    (1,239)
  Zealand Dollar)    Co.
GBP (British         Morgan Stanley      (50,100)        76,290     4/17/15          (77,303)    (1,013)
  Pound Sterling)    Co.
NZD (New             Morgan Stanley      220,000       (166,452)    4/17/15          165,590       (862)
  Zealand Dollar)    Co.
NZD (New             Morgan Stanley     (218,732)       163,958     4/17/15         (164,636)      (678)
  Zealand Dollar)    Co.
JPY (Japanese        Morgan Stanley   16,218,250       (136,099)    4/17/15          135,579       (520)
  Yen)               Co.
AUD (Australian      Morgan Stanley      210,000       (163,958)    4/17/15          163,598       (360)
  Dollar)            Co.
MXN (Mexican         Morgan Stanley    1,794,324       (120,000)    4/17/15          119,757       (243)
  Peso)              Co.
AUD (Australian      Morgan Stanley      160,000       (124,824)    4/17/15          124,646       (178)
  Dollar)            Co.
--------------------------------------------------------------------------------------------------------------
Total                                                                                          $(84,522)
==============================================================================================================

6. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended February 28, 2015, the Fund's expenses were not reduced under such arrangements.

7. Assets and Liabilities Offsetting

Financial instruments subject to an enforceable master netting agreement have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of February 28, 2015.

              Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/15 55

------------------------------------------------------------------------------------------------------
Assets:
                                    Gross
                                    Amounts       Net             Gross Amounts Not Offset
                                    Offset        Amounts of         in the Statement of
                                    in the        Assets           Assets and Liabilities
                      Gross         Statement     Presented in    ------------------------
                      Amounts of    of Assets     the Statement                 Cash
                      Recognized    and           of Assets and   Financial     Collateral   Net
Description           Assets        Liabilities   Liabilities     Instruments   Received*    Amount
------------------------------------------------------------------------------------------------------
Forward foreign
   currency
   contracts          $250,192      $ --          $  250,192      $ --          $ --          $250,192
Swap contracts         618,658        --            (618,658)       --            --                --
Written options
   and written
   swaptions                --        --                  --        --            --                --
------------------------------------------------------------------------------------------------------
                      $868,850      $ --          $ (368,466)     $ --          $ --          $250,192
======================================================================================================

------------------------------------------------------------------------------------------------------
Liabilities:
                                    Gross
                                    Amounts       Net             Gross Amounts Not Offset
                                    Offset        Amounts of        in the Statement of
                                    in the        Liabilities      Assets and Liabilities
                      Gross         Statement     Presented In    ------------------------
                      Amounts of    of Assets     the Statement                 Cash
                      Recognized    and           of Assets and   Financial     Collateral   Net
Description           Liabilities   Liabilities   Liabilities     Instruments   Pledged*     Amount
------------------------------------------------------------------------------------------------------
Forward foreign
   currency
   contracts          $ 84,522      $             $ 84,522        $ --          $      --    $  84,522
Swap contracts         753,875       (618,658)     135,217          --           (135,217)          --
Written options
   and written
   swaptions            87,778             --       87,778          --                 --       87,778
------------------------------------------------------------------------------------------------------
                      $926,175      $(618,658)    $307,517        $ --          $(135,217)   $ 172,300
======================================================================================================

* The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.

56 Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/15

8. Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of February 28, 2015 were as follows:

-----------------------------------------------------------------------------------------------
Derivatives Not
Accounted for as               Asset Derivatives 2015           Liabilities Derivatives 2015
Hedging Instruments            -----------------------------    -------------------------------
Under Accounting               Statement of Assets              Statement of Assets
Standards Codification         and Liabilities                  and Liabilities
(ASC) 815                      Location                Value    Location                  Value
-----------------------------------------------------------------------------------------------
Forward foreign                Net unrealized                   Net unrealized
  currency contracts           appreciation on                  depreciation on
                               forward foreign                  forward foreign
                               currency contracts   $250,192    currency contracts     $ 84,522
Swap contracts                 Net unrealized                   Net unrealized
                               appreciation on                  depreciation on
                               swap contracts             --    swap contracts          135,217
Futures contracts              Net unrealized                   Net unrealized
                               appreciation on                  depreciation on
                               futures contracts          --    futures contracts       133,732
Written options and            Written options                  Written options
  written swaptions            and swaptions              --    and swaptions            87,778
-----------------------------------------------------------------------------------------------
    Total                                           $250,192                           $441,249
===============================================================================================

              Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/15 57

The effect of derivative instruments on the Statement of Operations for the six months ended February 28, 2015 was as follows:

-------------------------------------------------------------------------------------------
                                                                            Change in
Derivatives                                                   Realized      Unrealized
Not Accounted                                                 Gain or       Appreciation or
for as Hedging                                                (Loss) on     (Depreciation)
Instruments Under        Location of Gain or (Loss)           Derivatives   on Derivatives
Accounting Standards     on Derivatives Recognized            Recognized    Recognized
Codification (ASC) 815   in Income                            in Income     in Income
-------------------------------------------------------------------------------------------
Forward foreign          Net realized gain (loss) on
 currency contracts      forward foreign currency contracts   $ 655,337
Forward foreign          Change in unrealized appreciation
 currency contracts      (depreciation) on forward foreign
                         currency contracts                                 $ (39,508)
Futures contracts        Net realized gain (loss) on
                         futures contracts                    $(292,537)
Futures contracts        Change in net unrealized
                         appreciation (depreciation) on
                         futures contracts                                  $  17,311
Swap contracts           Net realized gain (loss) on
                         swap contracts                       $(294,470)
Swap contracts           Change in net unrealized
                         appreciation (depreciation) on
                         swap contracts                                     $(109,884)
Written options          Net realized gain (loss) on
 and written             written options                      $  96,698
 swaptions
Written options          Change in net unrealized
 and written             appreciation (depreciation) on
 swaptions               written options                                    $ (63,270)

58 Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/15

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Absolute Return Bond Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in January 2014 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2014 and July 2014. Supplemental contract review materials were provided to the Trustees in September 2014. In addition, the Trustees reviewed and discussed the Fund's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund's investment advisory agreement.

In March 2014, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment advisory agreement, and reviewed and discussed the qualifications of the investment management teams, as well as the level of investment by the Fund's portfolio managers in the Fund. In July 2014, the Trustees, among other things, reviewed the Fund's management fee and total expense ratios, the financial statements of PIM and its parent companies, the profitability analyses provided by PIM, and possible economies of scale. The Trustees also reviewed the profitability of the institutional business of PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer"), as compared to that of PIM's fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Pioneer's institutional accounts, as well as the different services provided by PIM to the Fund and by Pioneer to the institutional accounts. The Trustees further considered contract review materials in September 2014.

At a meeting held on September 16, 2014, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the

              Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/15 59 factors described below. In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also reviewed the amount of non- Fund assets managed by the portfolio managers of the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly review and discuss analysis and data prepared by PIM and information comparing the Fund's performance with the performance of its peer group of funds as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and with the performance of the Fund's benchmark index. They also discuss the Fund's performance with PIM on a regular basis. The Trustees confirmed that these regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement. For purposes of their contract renewal deliberations, the Trustees considered the discussions held throughout the year regarding the Fund's performance and the performance

60 Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/15 results of the Fund over various time periods, including the Fund's performance results for periods ended June 30, 2014. The Trustees indicated that the Fund's performance was satisfactory and supported the renewal of the investment advisory agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2014 was in the second quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees considered that the expense ratio of the Fund's Class A shares for the twelve months ended June 30, 2014 was in the third quintile relative to its Morningstar peer group and in the second quintile relative its Strategic Insight peer group, in each case for the comparable period. The Trustees noted that PIM was waiving fees and/or reimbursing expenses in order to limit the ordinary operating expenses of the Fund. The Trustees considered the impact of transfer agency, sub-transfer agency, and other non-management fee expenses on the expense ratios of the Fund. The Trustees noted that they separately review the Fund's transfer agency, sub-transfer agency and intermediary arrangements.

The Trustees reviewed management fees charged by Pioneer to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to

              Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/15 61 which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM to the Fund.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Funds.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. Pioneer is the principal U.S. asset management business of Pioneer Global Asset Management, the worldwide asset management business of UniCredit

62 Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/15

Group, which manages over $150 billion in assets (including the Funds). Pioneer and the Funds receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Funds, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Pioneer as a result of its relationship with the Funds were reasonable and their consideration of the advisory agreement between the Fund and PIM and the fees thereunder were unaffected by Pioneer's possible receipt of any such intangible benefits.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

              Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/15 63

Trustees, Officers and Service Providers

Trustees                                    Advisory Trustee
Thomas J. Perna, Chairman                   Lorraine H. Monchak*
David R. Bock
Benjamin M. Friedman                        Officers
Margaret B.W. Graham                        Lisa M. Jones, President and Chief
Marguerite A. Piret                            Executive Officer
Fred J. Ricciardi                           Mark E. Bradley, Treasurer and
Kenneth J. Taubes                              Chief Financial Officer
                                            Christopher J. Kelley, Secretary and
                                               Chief Legal Officer

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

*  Ms. Monchak is a non-voting Advisory Trustee.

64 Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/15

                           This page for your notes.

              Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/15 65

                           This page for your notes.

66 Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/15

                           This page for your notes.

              Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/15 67

                           This page for your notes.

68 Pioneer Absolute Return Bond Fund | Semiannual Report | 2/28/15

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2015 Pioneer Investments 27690-01-0415

                      Pioneer Global
                      Equity Fund

--------------------------------------------------------------------------------
                      Semiannual Report | February 28, 2015
--------------------------------------------------------------------------------

                      Ticker Symbols:

                      Class A     GLOSX
                      Class C     GCSLX
                      Class K     PGEKX
                      Class Y     PGSYX

                      [LOGO] PIONEER
                             Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              8

Prices and Distributions                                                       9

Performance Update                                                            10

Comparing Ongoing Fund Expenses                                               14

Schedule of Investments                                                       16

Financial Statements                                                          24

Notes to Financial Statements                                                 32

Approval of Investment Advisory Agreement                                     45

Trustees, Officers and Service Providers                                      50

                      Pioneer Global Equity Fund | Semiannual Report | 2/28/15 1

President's Letter

Dear Shareowner,

Today's market environment presents numerous opportunities as well as challenges for investors. A disparate global economic landscape has formed, with the U.S. facing prospects for continued growth, while questions abound regarding the outlook for other regions. Employment, household income, and corporate profits have been rising in the U.S. and inflation pressures remain low. However, many countries across Europe as well as Japan face muted growth. In addition, a variety of factors have clouded the outlook for countries such as Russia and Brazil and China's investment-driven economy continues to slow.

Monetary policies of major central banks are diverging, reflecting different economic conditions. With the U.S. economy no longer in need of extraordinary stimulus, the Federal Reserve Board may be closer to raising short-term interest rates. Conversely, the European Central Bank and the Bank of Japan are likely to be adding, not removing, stimulus.

While we anticipate continued growth for the U.S., the outlook is far from certain, nor is the outlook for other regions necessarily dire. It remains to be seen how weakness outside the U.S. will affect global growth and whether easing monetary policies in other regions will spur an economic recovery.

While these economic conditions may lead to increasing volatility in 2015, we believe the opportunity for investors to earn attractive returns will persist. However, in an environment where interest rates remain low and equity valuations have been buoyed by an extended bull market, we believe it is imperative investors adhere to a disciplined investment approach that is consistent with one's goals and objectives, being mindful of the tradeoff between risk and return.

Since 1928 Pioneer's investment professionals have been focused on identifying and capitalizing on investment opportunities that present themselves in a variety of ever changing market conditions, including those we face today. We seek returns consistent with our strategies' stated style and

2 Pioneer Global Equity Fund | Semiannual Report | 2/28/15 objectives and consistent with our shareholders' expectations, regardless of market conditions. We believe our shareowners benefit from the experience and tenure of our investment teams, the insights generated from extensive research resources and a commitment to prudent risk management that seeks to mitigate downside and preserve returns over time.

We encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner, as we do when deploying strategies on behalf of our shareowners.

We greatly appreciate your trust in us in the past and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                      Pioneer Global Equity Fund | Semiannual Report | 2/28/15 3

Portfolio Management Discussion | 2/28/15

In the following interview, portfolio managers Marco Pirondini and David Glazer discuss the factors that influenced the performance of Pioneer Global Equity Fund during the six-month period ended February 28, 2015. Mr. Pirondini, Head of Equities, U.S., Executive Vice President and a portfolio manager at Pioneer, and Mr. Glazer, a Senior Vice President and a portfolio manager at Pioneer, are responsible for the day-to-day management of the Fund.

Q How did the Fund perform during the six-month period ended February 28, 2015?

A Pioneer Global Equity Fund's Class A shares returned 1.99% at net asset value during the six-month period ended February 28, 2015, while the Fund's benchmark, the Morgan Stanley Capital International (MSCI) World ND Index (the MSCI Index)(1), returned 2.14%. During the same period, the average return of the 62 mutual funds in Lipper's Global Large-Cap Core Funds category was 0.67%, and the average return of the 1,225 mutual funds in Morningstar's World Stock Funds category was 0.98%.

Q How would you characterize the investment environment in the global equity markets during the six-month period ended February 28, 2015?

A It was a period when U.S. markets performed well and most other global markets struggled. The global economy slowed somewhat during the past six months, but continued to grow, led by the United States. The slight dip in the overall global economy was broad-based outside the United States, as Europe surprisingly struggled and Japan's economy endured a reversal based in part on a significant tax increase. Emerging markets also continued to face difficulties. In addition, due to a significant surplus in crude oil supply and a decline in demand, energy prices plummeted. That development negatively affected earnings and stock prices for companies in the energy sector, which represent approximately 10% of all global stocks.

(1) The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

4 Pioneer Global Equity Fund | Semiannual Report | 2/28/15

    Significant geopolitical tensions also complicated matters, but despite the difficulties, global stock markets managed to produce a slightly positive return for the period.

Q   Would you review the Fund's overall investment approach?

A When picking investments for the portfolio we examine mid- and large-capitalization stocks worldwide, including those located in the emerging markets. From there, we build a diversified* portfolio. We look for stocks that we think can provide "growth at a reasonable price," and so there is a strong value component to our analysis. We seek to invest the Fund in companies that are not only benefiting from operating efficiencies as reflected in factors such as increased market share and revenues, but that are also employing their capital efficiently. In particular, we emphasize strong free cash flow, because that provides companies with the flexibility to make share buybacks, reinvest in their businesses, make acquisitions, and raise dividends**. We also look for stocks with attractive dividend yields as well as those trading at below-market valuations.

    Finally, we attempt to assess not only the potential price gains for each stock, but also the stock's potential for a decline in price if circumstances become unfavorable. We prefer stocks with the highest potential upside, relative to their downside.

Q Which of your investment decisions or individual portfolio holdings either aided or detracted from the Fund's performance relative to the MSCI Index during the six-month period ended February 28, 2015?

A A portfolio underweight to consumer staples detracted from the Fund's benchmark-relative performance during the period, as did overall stock selection results. At the sector level, stock selection results in technology and consumer discretionary hurt the Fund's relative returns, though the majority of the individual securities which detracted from benchmark-relative performance during the period came from the struggling energy sector. The underperforming Fund holdings in energy included Halliburton, Royal Dutch Shell, EOG Resources and Whiting Petroleum. (Halliburton, EOG Resources and Whiting Petroleum were sold from the portfolio before period end.)

    On the positive side, stock selection in consumer staples, health care, financials and industrials contributed to the Fund's relative returns during the six-month period. With regard to allocation, the portfolio's underweight positions in Europe and in energy stocks as compared with the benchmark

* Diversification does not assure a profit nor protect against loss in a declining market.

**  Dividends are not guaranteed.

                      Pioneer Global Equity Fund | Semiannual Report | 2/28/15 5 helped the Fund's relative performance. In addition, portfolio overweights in health care and technology, both of which were strong market performers during the period, added to the Fund's benchmark-relative returns.

    With regard to individual portfolio securities, the largest contributions to the Fund's relative performance came from a group of health care and health care-related stocks, including CVS Health, Shire and Cardinal Health. All three stocks benefited from improving business dynamics and attractive equity valuations, and the fact that their businesses were less affected by recent bouts of global currency fluctuation. Additionally, the Fund benefited from its positions in American Airlines, which was helped by internal restructuring and lower fuel prices; and in Yahoo!, which profited from its stake in Alibaba.

Q Did you employ derivatives in managing the Fund during the six-month period ended February 28, 2015, and did those investments have an effect on performance?

A Over the six-month period, we did utilize some derivative investments in managing the Fund. The derivatives had a slightly positive effect on performance.

Q What is your outlook and how is it reflected in the Fund's current positioning?

A Based on a combination of lower energy prices and stimulative monetary policies from central banks in Europe and many emerging market countries, we look for the global economy to bounce back. Lower oil prices should, however, continue to exert downward pressure on corporate earnings within the energy sector. Ongoing currency volatility may also continue to create difficulties for global companies. At this stage of the economic recovery, after a number of years of strong equity returns, we believe that stocks have generally reached fair value. We therefore believe that equity returns in 2015 will be more in line with historical levels as compared with the exceptionally high returns experienced in recent years.

    In terms of the Fund's geographic allocation, we have sought to benefit from an anticipated pickup in the global economy by adding some portfolio holdings in cyclical companies outside the United States, while reducing the Fund's U.S. positions to a slight underweight relative to the MSCI Index. The Fund's largest geographic overweight continues to be in Japan, which has recently performed very well in U.S. dollar terms. With regard to sectors, we continue to underweight the Fund in energy, while overweighting health care, technology and consumer discretionary.

6 Pioneer Global Equity Fund | Semiannual Report | 2/28/15

Please refer to the Schedule of Investments on pages 16-23 for a full listing of fund securities.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The Fund is subject to currency risk, meaning that the Fund could experience losses based on changes in the exchange rate between non-U.S. currencies and the U.S. dollar.

Investments in small and mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

The Fund may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Derivatives may have a leveraging effect on the Fund.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                      Pioneer Global Equity Fund | Semiannual Report | 2/28/15 7

Portfolio Summary | 2/28/15

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Information Technology                                                     21.4%
Health Care                                                                20.0%
Financials                                                                 15.2%
Consumer Discretionary                                                     14.5%
Industrials                                                                13.5%
Consumer Staples                                                            4.7%
Energy                                                                      3.9%
Materials                                                                   3.6%
Telecommunication Services                                                  3.2%

Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

United States                                                              55.2%
Japan                                                                      18.8%
Switzerland                                                                 7.2%
United Kingdom                                                              5.1%
Ireland                                                                     3.0%
Netherlands                                                                 1.8%
Sweden                                                                      1.4%
Hong Kong                                                                   1.2%
Other (individually less than 1%)                                           6.3%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)*

 1. Microsoft Corp.                                                        4.63%
--------------------------------------------------------------------------------
 2. Apple, Inc.                                                            4.29
--------------------------------------------------------------------------------
 3. CVS Health Corp.                                                       3.50
--------------------------------------------------------------------------------
 4. Shire Plc                                                              3.33
--------------------------------------------------------------------------------
 5. Cardinal Health, Inc.                                                  3.25
--------------------------------------------------------------------------------
 6. Novartis AG                                                            3.03
--------------------------------------------------------------------------------
 7. Nippon Telegraph & Telephone Corp.                                     2.75
--------------------------------------------------------------------------------
 8. Mitsubishi UFJ Financial Group, Inc.                                   2.58
--------------------------------------------------------------------------------
 9. Roche Holding AG                                                       2.56
--------------------------------------------------------------------------------
10. Sekisui Chemical Co., Ltd.                                             2.41
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

8 Pioneer Global Equity Fund | Semiannual Report | 2/28/15

Prices and Distributions | 2/28/15

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          Class                          2/28/15                      8/31/14
--------------------------------------------------------------------------------
            A                            $13.94                        $14.05
--------------------------------------------------------------------------------
            C                            $13.70                        $13.78
--------------------------------------------------------------------------------
            Y                            $13.98                        $14.12
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          Class                          2/28/15                     12/31/14*
--------------------------------------------------------------------------------
            K                            $13.95                       $13.51
--------------------------------------------------------------------------------

Distributions per Share: 9/1/14-2/28/15
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        Net Investment         Short-Term         Long-Term
          Class             Income            Capital Gains      Capital Gains
--------------------------------------------------------------------------------
            A              $0.3828                $ --               $ --
--------------------------------------------------------------------------------
            C              $0.3047                $ --               $ --
--------------------------------------------------------------------------------
            K              $    --                $ --               $ --
--------------------------------------------------------------------------------
            Y              $0.4492                $ --               $ --
--------------------------------------------------------------------------------

The Morgan Stanley Capital International (MSCI) World ND Index is an unmanaged measure of the performance of stock markets in the developed world. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 10-13.

*   Share class commenced operations on December 31, 2014.

                      Pioneer Global Equity Fund | Semiannual Report | 2/28/15 9

Performance Update | 2/28/15                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Global Equity Fund at public offering price during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) World ND Index.

Average Annual Total Returns
(As of February 28, 2015)
--------------------------------------------------------------------------------
                               Net           Public
                               Asset         Offering        MSCI
                               Value         Price           World
Period                         (NAV)         (POP)           ND Index
--------------------------------------------------------------------------------
Life-of-Class
12/15/2005                      5.94%        5.26%            5.90%
5 Years                        11.15         9.85            11.69
1 Year                          9.06         2.80             7.87
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2014)
--------------------------------------------------------------------------------
                               Gross         Net
--------------------------------------------------------------------------------
                               1.61%         1.35%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                             Pioneer Global   MSCI World
                                             Equity Fund      ND Index
12/31/2005                                   $  9,425         $ 10,000
2/28/2006                                    $  9,840         $ 10,431
2/28/2007                                    $ 11,516         $ 12,085
2/29/2008                                    $ 11,861         $ 12,021
2/28/2009                                    $  6,400         $  6,357
2/28/2010                                    $  9,461         $  9,809
2/28/2011                                    $ 10,983         $ 11,934
2/29/2012                                    $ 10,795         $ 11,732
2/28/2013                                    $ 11,870         $ 12,987
2/28/2014                                    $ 14,717         $ 15,803
2/28/2015                                    $ 16,050         $ 17,046

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2016, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

10 Pioneer Global Equity Fund | Semiannual Report | 2/28/15

Performance Update | 2/28/15                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Global Equity Fund during the periods shown, compared to that of the Morgan Stanley Capital International
(MSCI) World ND Index.

Average Annual Total Returns
(As of February 28, 2015)
--------------------------------------------------------------------------------
                                                             MSCI
                               If            If              World
Period                         Held          Redeemed        ND Index
--------------------------------------------------------------------------------
Life-of-Class
12/15/2005                      5.00%         5.00%           5.90%
5 Years                        10.17         10.17           11.69
1 Year                          8.19          8.19            7.87
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2014)
--------------------------------------------------------------------------------
                               Gross         Net
--------------------------------------------------------------------------------
                               2.40%         2.25%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                             Pioneer Global   MSCI World
                                             Equity Fund      ND Index
12/31/2005                                   $ 10,000         $ 10,000
2/28/2006                                    $ 10,420         $ 10,431
2/28/2007                                    $ 12,077         $ 12,085
2/29/2008                                    $ 12,334         $ 12,021
2/28/2009                                    $  6,599         $  6,357
2/28/2010                                    $  9,667         $  9,809
2/28/2011                                    $ 11,130         $ 11,934
2/29/2012                                    $ 10,829         $ 11,732
2/28/2013                                    $ 11,802         $ 12,987
2/28/2014                                    $ 14,502         $ 15,803
2/28/2015                                    $ 15,690         $ 17,046

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2016, for Class C shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/15 11

Performance Update | 2/28/15                                      Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class K shares of Pioneer Global Equity Fund during the periods shown, compared to that of the Morgan Stanley Capital International
(MSCI) World ND Index.

Average Annual Total Returns
(As of February 28, 2015)
--------------------------------------------------------------------------------
                                                             MSCI
                                             Net Asset       World
Period                                       Value (NAV)     ND Index
--------------------------------------------------------------------------------
Life-of-Class
12/15/2005                                    5.95%           5.90%
5 Years                                      11.17           11.69
1 Year                                        9.14            7.87
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2014)
--------------------------------------------------------------------------------
                                             Gross
--------------------------------------------------------------------------------
                                             1.00%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                             Pioneer Global   MSCI World
                                             Equity Fund      ND Index
12/31/2005                                   $  9,425         $ 10,000
2/28/2006                                    $  9,840         $ 10,431
2/28/2007                                    $ 11,516         $ 12,085
2/29/2008                                    $ 11,861         $ 12,021
2/28/2009                                    $  6,400         $  6,357
2/28/2010                                    $  9,461         $  9,809
2/28/2011                                    $ 10,983         $ 11,934
2/29/2012                                    $ 10,795         $ 11,732
2/28/2013                                    $ 11,870         $ 12,987
2/28/2014                                    $ 14,717         $ 15,803
2/28/2015                                    $ 16,061         $ 17,046

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 31, 2014, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 31, 2014, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Global Equity Fund | Semiannual Report | 2/28/15

Performance Update | 2/28/15                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Global Equity Fund during the periods shown, compared to that of the Morgan Stanley Capital International
(MSCI) World ND Index.

Average Annual Total Returns
(As of February 28, 2015)
--------------------------------------------------------------------------------
                                                             MSCI
                                             Net Asset       World
Period                                       Value (NAV)     ND Index
--------------------------------------------------------------------------------
Life-of-Class
12/15/2005                                    6.29%           5.90%
5 Years                                      11.68           11.69
1 Year                                        9.55            7.87
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2014)
--------------------------------------------------------------------------------
                                             Gross           Net
--------------------------------------------------------------------------------
                                             1.00%           0.85%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                                             Pioneer Global   MSCI World
                                             Equity Fund      ND Index
12/31/2005                                   $ 5,000,000      $ 5,000,000
2/28/2006                                    $ 5,220,220      $ 5,215,491
2/28/2007                                    $ 6,109,747      $ 6,042,565
2/29/2008                                    $ 6,292,650      $ 6,010,513
2/28/2009                                    $ 3,395,293      $ 3,178,376
2/28/2010                                    $ 5,051,534      $ 4,904,248
2/28/2011                                    $ 5,896,117      $ 5,967,213
2/29/2012                                    $ 5,817,526      $ 5,866,078
2/28/2013                                    $ 6,432,100      $ 6,493,369
2/28/2014                                    $ 8,013,032      $ 7,901,247
2/28/2015                                    $ 8,777,885      $ 8,522,870

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for periods prior to the inception of the Fund's Class Y shares on December 31, 2008, is the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance for Class Y shares prior to their inception would have been higher than the performance shown. For the period beginning December 31, 2008, the actual performance of Class Y shares is reflected.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2016, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/15 13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments and redemption fees.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Global Equity Fund

Based on actual returns from September 1, 2014, through February 28, 2015.

--------------------------------------------------------------------------------
Share Class                      A             C             K             Y
--------------------------------------------------------------------------------
Beginning Account            $1,000.00     $1,000.00     $1,000.00     $1,000.00
Value on 9/1/14*
--------------------------------------------------------------------------------
Ending Account               $1,019.90     $1,016.70     $1,028.10     $1,022.50
Value on 2/28/15
--------------------------------------------------------------------------------
Expenses Paid                $    6.81     $   10.75     $    1.77     $    4.31
During Period**
--------------------------------------------------------------------------------

* Period begins December 31, 2014 (commencement of operations) for Class K shares.

** Expenses are equal to the Fund's annualized net expense ratio plus the expense ratios of the underlying funds. These combined totals were 1.36%, 2.15%, 1.06%, and 0.86% for Class A, Class C, Class K, and Class Y shares, respectively. These combined ratios were multiplied by the average account value over the period and then multiplied by 181/365 (60/365 for Class K shares) (to reflect the one-half year period).

14 Pioneer Global Equity Fund | Semiannual Report | 2/28/15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Global Equity Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from September 1, 2014, through February 28, 2015.

--------------------------------------------------------------------------------
Share Class                      A            C              K             Y
--------------------------------------------------------------------------------
Beginning Account            $1,000.00     $1,000.00     $1,000.00     $1,000.00
Value on 9/1/14*
--------------------------------------------------------------------------------
Ending Account               $1,018.05     $1,014.13     $1,006.48     $1,020.53
Value on 2/28/15
--------------------------------------------------------------------------------
Expenses Paid                $    6.80     $   10.74     $    1.75     $    4.31
During Period**
--------------------------------------------------------------------------------

* Period begins December 31, 2014 (commencement of operations) for Class K shares.

** Expenses are equal to the Fund's annualized net expense ratio plus the expense ratios of the underlying funds. These combined totals were 1.36%, 2.15%, 1.06%, and 0.86% for Class A, Class C, Class K, and Class Y shares, respectively. These combined ratios were multiplied by the average account value over the period and then multiplied by 181/365 (60/365 for Class K shares) (to reflect the one-half year period).

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/15 15

Schedule of Investments | 2/28/15 (unaudited)

--------------------------------------------------------------------------------------
Shares                                                                   Value
--------------------------------------------------------------------------------------
             COMMON STOCKS -- 96.3%
             ENERGY -- 3.8%
             Integrated Oil & Gas -- 1.8%
    91,567   Royal Dutch Shell Plc                                       $   2,995,342
--------------------------------------------------------------------------------------
             Oil & Gas Exploration & Production -- 2.0%
    18,127   EOG Resources, Inc.                                         $   1,626,354
    64,538   Southwestern Energy Co.*                                        1,618,613
                                                                         -------------
                                                                         $   3,244,967
                                                                         -------------
             Total Energy                                                $   6,240,309
--------------------------------------------------------------------------------------
             MATERIALS -- 3.5%
             Fertilizers & Agricultural Chemicals -- 1.6%
     7,145   Monsanto Co.                                                $     860,472
     5,070   Syngenta AG                                                     1,786,884
                                                                         -------------
                                                                         $   2,647,356
--------------------------------------------------------------------------------------
             Specialty Chemicals -- 1.6%
    43,000   Nitto Denko Corp.                                           $   2,726,688
--------------------------------------------------------------------------------------
             Construction Materials -- 0.1%
   138,300   Indocement Tunggal Prakarsa Tbk PT                          $     257,340
--------------------------------------------------------------------------------------
             Steel -- 0.2%
   134,208   Fortescue Metals Group, Ltd.                                $     260,347
                                                                         -------------
             Total Materials                                             $   5,891,731
--------------------------------------------------------------------------------------
             CAPITAL GOODS -- 9.1%
             Aerospace & Defense -- 2.3%
    10,736   Precision Castparts Corp.                                   $   2,322,197
    12,139   United Technologies Corp.                                       1,479,865
                                                                         -------------
                                                                         $   3,802,062
--------------------------------------------------------------------------------------
             Electrical Components & Equipment -- 1.7%
    38,880   Eaton Corp., Plc                                            $   2,760,869
--------------------------------------------------------------------------------------
             Heavy Electrical Equipment -- 2.2%
    49,350   Alstom SA                                                   $   1,628,695
   176,000   Mitsubishi Electric Corp.                                       2,063,954
                                                                         -------------
                                                                         $   3,692,649
--------------------------------------------------------------------------------------
             Industrial Machinery -- 2.9%
    42,280   Ingersoll-Rand Plc                                          $   2,840,793
     9,061   Parker-Hannifin Corp.                                           1,111,694
   433,000   Sarine Technologies, Ltd.                                         864,422
                                                                         -------------
                                                                         $   4,816,909
                                                                         -------------
             Total Capital Goods                                         $  15,072,489
--------------------------------------------------------------------------------------
             COMMERCIAL SERVICES & SUPPLIES -- 1.2%
             Human Resource & Employment Services -- 1.2%
    15,245   Towers Watson & Co.                                         $   2,004,718
                                                                         -------------
             Total Commercial Services & Supplies                        $   2,004,718
--------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16 Pioneer Global Equity Fund | Semiannual Report | 2/28/15

--------------------------------------------------------------------------------------
Shares                                                                   Value
--------------------------------------------------------------------------------------
             TRANSPORTATION -- 2.8%
             Airlines -- 2.8%
    66,026   American Airlines Group, Inc.                               $   3,162,645
    53,973   EasyJet Plc                                                     1,441,199
                                                                         -------------
                                                                         $   4,603,844
                                                                         -------------
             Total Transportation                                        $   4,603,844
--------------------------------------------------------------------------------------
             AUTOMOBILES & COMPONENTS -- 5.9%
             Tires & Rubber -- 1.8%
    79,500   Bridgestone Corp.                                           $   3,047,635
--------------------------------------------------------------------------------------
             Automobile Manufacturers -- 4.1%
    17,050   Daimler AG                                                  $   1,648,705
   112,200   Mazda Motor Corp.                                               2,400,732
    55,491   Tata Motors, Ltd.                                                 517,809
    90,824   Tata Motors, Ltd. (Class A DVR)                                   526,967
    24,500   Toyota Motor Corp.                                              1,652,584
                                                                         -------------
                                                                         $   6,746,797
                                                                         -------------
             Total Automobiles & Components                              $   9,794,432
--------------------------------------------------------------------------------------
             CONSUMER DURABLES & APPAREL -- 2.7%
             Homebuilding -- 2.3%
   300,000   Sekisui Chemical Co., Ltd.                                  $   3,851,000
--------------------------------------------------------------------------------------
             Textiles -- 0.4%
   456,000   Pacific Textiles Holdings, Ltd.                             $     681,731
                                                                         -------------
             Total Consumer Durables & Apparel                           $   4,532,731
--------------------------------------------------------------------------------------
             CONSUMER SERVICES -- 1.8%
             Hotels, Resorts & Cruise Lines -- 0.9%
    18,644   Marriott International, Inc.                                $   1,549,316
--------------------------------------------------------------------------------------
             Restaurants -- 0.9%
   135,215   Domino's Pizza Group Plc                                    $   1,506,993
                                                                         -------------
             Total Consumer Services                                     $   3,056,309
--------------------------------------------------------------------------------------
             MEDIA -- 1.8%
             Broadcasting -- 1.4%
    38,400   CBS Corp. (Class B)                                         $   2,269,440
--------------------------------------------------------------------------------------
             Movies & Entertainment -- 0.4%
    10,877   Viacom, Inc. (Class B)                                      $     760,737
                                                                         -------------
             Total Media                                                 $   3,030,177
--------------------------------------------------------------------------------------
             RETAILING -- 1.7%
             Department Stores -- 0.7%
    19,560   Macy's, Inc.                                                $   1,246,363
--------------------------------------------------------------------------------------
             Apparel Retail -- 1.0%
    15,061   Ross Stores, Inc.                                           $   1,593,604
                                                                         -------------
             Total Retailing                                             $   2,839,967
--------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/15 17

--------------------------------------------------------------------------------------
Shares                                                                   Value
--------------------------------------------------------------------------------------
             FOOD & STAPLES RETAILING -- 3.9%
             Drug Retail -- 3.4%
    53,894   CVS Health Corp.                                            $   5,597,970
--------------------------------------------------------------------------------------
             Food Retail -- 0.5%
    10,368   Walgreens Boots Alliance, Inc.                              $     861,373
                                                                         -------------
             Total Food & Staples Retailing                              $   6,459,343
--------------------------------------------------------------------------------------
             FOOD, BEVERAGE & TOBACCO -- 0.7%
             Brewers -- 0.7%
    15,667   Molson Coors Brewing Co. (Class B)                          $   1,188,969
                                                                         -------------
             Total Food, Beverage & Tobacco                              $   1,188,969
--------------------------------------------------------------------------------------
             HEALTH CARE EQUIPMENT & SERVICES -- 3.7%
             Health Care Equipment -- 0.6%
     7,510   Edwards Lifesciences Corp.*                                 $     998,980
--------------------------------------------------------------------------------------
             Health Care Distributors -- 3.1%
    59,153   Cardinal Health, Inc.                                       $   5,204,872
                                                                         -------------
             Total Health Care Equipment & Services                      $   6,203,852
--------------------------------------------------------------------------------------
             PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES -- 15.6%
             Biotechnology -- 0.5%
     2,131   Biogen Idec, Inc.*                                          $     872,836
--------------------------------------------------------------------------------------
             Pharmaceuticals -- 14.4%
     7,353   Jazz Pharmaceuticals Plc*                                   $   1,250,672
    29,464   Johnson & Johnson                                               3,020,355
     6,320   Mallinckrodt Plc*                                                 737,670
    47,418   Novartis AG                                                     4,853,323
    98,206   Pfizer, Inc.                                                    3,370,430
    15,134   Roche Holding AG                                                4,101,179
     8,041   Salix Pharmaceuticals, Ltd.*                                    1,264,045
    65,913   Shire Plc                                                       5,328,713
                                                                         -------------
                                                                         $  23,926,387
--------------------------------------------------------------------------------------
             Life Sciences Tools & Services -- 0.7%
     8,610   Thermo Fisher Scientific, Inc.                              $   1,119,300
                                                                         -------------
             Total Pharmaceuticals, Biotechnology & Life Sciences        $  25,918,523
--------------------------------------------------------------------------------------
             BANKS -- 7.6%
             Diversified Banks -- 6.6%
    21,112   Bank of America Corp.                                       $     333,781
 2,292,000   Industrial & Commercial Bank of China, Ltd.                     1,672,294
    19,585   JPMorgan Chase & Co.                                            1,200,169
   634,500   Mitsubishi UFJ Financial Group, Inc.                            4,129,555
    65,138   Nordea Bank AB                                                    878,466
    32,900   Sumitomo Mitsui Financial Group, Inc.                           1,309,825
    55,873   Swedbank AB                                                     1,452,274
                                                                         -------------
                                                                         $  10,976,364
--------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Global Equity Fund | Semiannual Report | 2/28/15

--------------------------------------------------------------------------------------
Shares                                                                   Value
--------------------------------------------------------------------------------------
             Regional Banks -- 1.0%
    17,592   The PNC Financial Services Group, Inc.                      $   1,617,760
                                                                         -------------
             Total Banks                                                 $  12,594,124
--------------------------------------------------------------------------------------
             DIVERSIFIED FINANCIALS -- 6.0%
             Specialized Finance -- 2.2%
     7,040   Intercontinental Exchange, Inc.                             $   1,656,934
    39,348   The NASDAQ OMX Group, Inc.                                      1,973,696
                                                                         -------------
                                                                         $   3,630,630
--------------------------------------------------------------------------------------
             Consumer Finance -- 2.1%
    56,478   Discover Financial Services, Inc.                           $   3,444,028
--------------------------------------------------------------------------------------
             Asset Management & Custody Banks -- 0.5%
    94,443   Apollo Investment Corp.                                     $     735,711
    13,129   TriplePoint Venture Growth BDC Corp.                              195,228
                                                                         -------------
                                                                         $     930,939
--------------------------------------------------------------------------------------
             Investment Banking & Brokerage -- 1.2%
    54,768   Morgan Stanley Co.                                          $   1,960,147
                                                                         -------------
             Total Diversified Financials                                $   9,965,744
--------------------------------------------------------------------------------------
             INSURANCE -- 0.5%
             Property & Casualty Insurance -- 0.5%
     7,216   ACE, Ltd.                                                   $     822,696
                                                                         -------------
             Total Insurance                                             $     822,696
--------------------------------------------------------------------------------------
             REAL ESTATE -- 0.6%
             Diversified Real Estate Activities -- 0.6%
   195,800   Leopalace21 Corp.                                           $   1,074,437
                                                                         -------------
             Total Real Estate                                           $   1,074,437
--------------------------------------------------------------------------------------
             SOFTWARE & SERVICES -- 9.7%
             Internet Software & Services -- 3.7%
    57,401   eBay, Inc.*                                                 $   3,324,092
    64,959   Yahoo!, Inc.*                                                   2,876,385
                                                                         -------------
                                                                         $   6,200,477
--------------------------------------------------------------------------------------
             Data Processing & Outsourced Services -- 1.0%
     6,022   Visa, Inc.                                                  $   1,633,829
--------------------------------------------------------------------------------------
             Systems Software -- 4.5%
   168,801   Microsoft Corp.                                             $   7,401,929
--------------------------------------------------------------------------------------
             Home Entertainment Software -- 0.5%
    83,900   Nexon Co., Ltd.                                             $     868,570
                                                                         -------------
             Total Software & Services                                   $  16,104,805
--------------------------------------------------------------------------------------
             TECHNOLOGY HARDWARE & EQUIPMENT -- 10.1%
             Communications Equipment -- 1.0%
    22,127   Qualcomm, Inc.                                              $   1,604,429
--------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/15 19

--------------------------------------------------------------------------------------
Shares                                                                   Value
--------------------------------------------------------------------------------------
             Computer Storage & Peripherals -- 4.1%
    53,413   Apple, Inc.                                                 $   6,861,434
--------------------------------------------------------------------------------------
             Technology Hardware Storage & Peripherals -- 1.8%
    76,662   NetApp, Inc.                                                $   2,962,986
--------------------------------------------------------------------------------------
             Electronic Equipment Manufacturers -- 1.8%
   129,000   Hitachi, Ltd.                                               $     882,738
 1,749,000   PAX Global Technology, Ltd.*                                    1,593,252
   444,000   Wasion Group Holdings, Ltd.                                       440,004
                                                                         -------------
                                                                         $   2,915,994
--------------------------------------------------------------------------------------
             Electronic Components -- 1.1%
    14,400   Murata Manufacturing Co., Ltd.                              $   1,776,355
--------------------------------------------------------------------------------------
             Electronic Manufacturing Services -- 0.3%
    95,000   Global Display Co., Ltd.                                    $     590,145
                                                                         -------------
             Total Technology Hardware & Equipment                       $  16,711,343
--------------------------------------------------------------------------------------
             SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 0.9%
             Semiconductors -- 0.9%
   501,000   Advanced Semiconductor Engineering, Inc.                    $     673,983
   224,000   Transcend Information, Inc.                                       736,625
                                                                         -------------
                                                                         $   1,410,608
                                                                         -------------
             Total Semiconductors & Semiconductor Equipment              $   1,410,608
--------------------------------------------------------------------------------------
             TELECOMMUNICATION SERVICES -- 2.7%
             Integrated Telecommunication Services -- 2.7%
    71,000   Nippon Telegraph & Telephone Corp.                          $   4,404,937
                                                                         -------------
             Total Telecommunication Services                            $   4,404,937
--------------------------------------------------------------------------------------
             TOTAL COMMON STOCKS
             (Cost $136,920,609)                                         $ 159,926,088
--------------------------------------------------------------------------------------
             TOTAL INVESTMENT IN SECURITIES -- 96.3%
             (Cost $136,920,609) (a) (b)                                 $ 159,926,088
--------------------------------------------------------------------------------------
             OTHER ASSETS & LIABILITIES -- 3.7%                          $   6,155,080
--------------------------------------------------------------------------------------
             TOTAL NET ASSETS -- 100.0%                                  $ 166,081,168
======================================================================================

*           Non-income producing security.

DVR         Differential Voting Rights.

(a) At February 28, 2015, the net unrealized appreciation on investments based on cost for federal income tax purposes of $137,083,768 was as follows:

              Aggregate gross unrealized appreciation for all investments
                in which there is an excess of value over tax cost        $  25,177,695

              Aggregate gross unrealized depreciation for all investments
                in which there is an excess of tax cost over value           (2,335,375)
                                                                          -------------
              Net unrealized appreciation                                 $  22,842,320
                                                                          =============

The accompanying notes are an integral part of these financial statements.

20 Pioneer Global Equity Fund | Semiannual Report | 2/28/15

(b) Distributions of investments by country of issue, as a percentage of total investment in securities (excluding temporary cash investments), is as follows:

            United States                                                        55.2%
            Japan                                                                18.8%
            Switzerland                                                           7.2%
            United Kingdom                                                        5.1%
            Ireland                                                               3.0%
            Netherlands                                                           1.8%
            Sweden                                                                1.4%
            Hong Kong                                                             1.2%
            Other (individually less than 1%)                                     6.3%
                                                                                -----
                                                                                100.0%
                                                                                =====

Purchases and sales of securities (excluding temporary cash investments) for the six months ended February 28, 2015 aggregated $87,400,903 and $86,434,299, respectively.

TOTAL RETURN SWAP AGREEMENTS

--------------------------------------------------------------------------------------
                                          Obligation                      Net
     Notional                    Pay/     Entity/             Expiration  Unrealized
     Principal ($) Counterparty  Receive  Index      Coupon   Date        Appreciation
--------------------------------------------------------------------------------------
JPY  (534,616,880) Citibank NA   Pay      JPX-NIKKEI 1M Libor 6/10/15     $339,102
                                          INDEX 400  +53 bps

NOTE: Principal amounts are denominated in U.S. Dollars unless otherwise noted:

            JPY      Japanese Yen

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

  Level 1 -- quoted prices in active markets for identical securities.

  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

  Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers) as Level 3. See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/15 21

The following is a summary of the inputs used as of February 28, 2015, in valuing the Fund's investments:

--------------------------------------------------------------------------------------------
                                        Level 1        Level 2      Level 3    Total
--------------------------------------------------------------------------------------------
Common Stocks
  Energy
    Integrated Oil & Gas                $          --  $ 2,995,342  $      --  $  2,995,342
  Materials
    Fertilizers & Agricultural
       Chemicals                              860,472    1,786,884         --     2,647,356
    Specialty Chemicals                            --    2,726,688         --     2,726,688
    Construction Materials                         --      257,340         --       257,340
    Steel                                          --      260,347         --       260,347
  Capital Goods
    Heavy Electrical Equipment                     --    3,692,649         --     3,692,649
    Industrial Machinery                    3,952,487      864,422         --     4,816,909
  Transportation
    Airlines                                3,162,645    1,441,199         --     4,603,844
  Automobiles & Components
    Tires & Rubber                                 --    3,047,635         --     3,047,635
    Automobile Manufacturers                       --    6,746,797         --     6,746,797
  Consumer Durables & Apparel
    Homebuilding                                   --    3,851,000         --     3,851,000
    Textiles                                       --      681,731         --       681,731
  Consumer Services
    Restaurants                                    --    1,506,993         --     1,506,993
  Pharmaceuticals, Biotechnology
       & Life Sciences
    Pharmaceuticals                         9,643,172   14,283,215         --    23,926,387
  Banks
    Diversified Banks                       1,533,950    9,442,414         --    10,976,364
  Real Estate
    Diversified Real Estate Activities             --    1,074,437         --     1,074,437
  Software & Services
    Home Entertainment Software                    --      868,570         --       868,570
  Technology Hardware & Equipment
    Electronic Equipment
       Manufacturers                               --    2,915,994         --     2,915,994
    Electronic Components                          --    1,776,355         --     1,776,355
    Electronic Manufacturing Services              --      590,145         --       590,145
  Semiconductors & Semiconductor
       Equipment
    Semiconductors                                 --    1,410,608         --     1,410,608
  Telecommunication Services
    Integrated Telecommunication
       Services                                    --    4,404,937         --     4,404,937
  All Other Common Stocks                  74,147,660           --         --    74,147,660
--------------------------------------------------------------------------------------------
Total                                   $  93,300,386  $66,625,702  $      --  $159,926,088
============================================================================================

The accompanying notes are an integral part of these financial statements.

22 Pioneer Global Equity Fund | Semiannual Report | 2/28/15

--------------------------------------------------------------------------------------------
                                          Level 1         Level 2       Level 3    Total
--------------------------------------------------------------------------------------------
Other Financial Instruments:
Net Unrealized Appreciation On
  Forward Foreign Currency
  Contracts                               $         --    $      203    $      --  $    203
Net Unrealized Depreciation On
  Forward Foreign Currency
  Contracts                                         --          (115)          --      (115)
Net Unrealized Depreciation On
  Futures Contracts                            (15,213)           --           --   (15,213)
Net Unrealized Appreciation On
  Total Return Swap                            339,102            --           --   339,102
--------------------------------------------------------------------------------------------
Total other financial instruments:        $    323,889    $       88    $      --  $323,977
============================================================================================

During the six months ended February 28, 2015, there were no transfers between Levels 1, 2 and 3.

The following is a summary of the fair valuation of certain Fund's assets and liabilities as of February 28, 2015.

--------------------------------------------------------------------------------------------
                                        Level 1         Level 2       Level 3    Total
--------------------------------------------------------------------------------------------
Assets:
Foreign currencies, at value            $         --    $  727,829    $      --  $  727,829
Futures collateral                           166,100            --           --     166,100
Swap collateral                                   --       375,000           --     375,000
Variation margin for
  swap contracts                                  --           (29)          --         (29)
Liabilities:
Variation margin for
  futures contracts                            8,126            --           --       8,126
--------------------------------------------------------------------------------------------
Total:                                  $    174,226    $1,102,800    $      --  $1,277,026
============================================================================================

The accompanying notes are an integral part of these financial statements.

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/15 23

Statement of Assets and Liabilities | 2/28/15 (unaudited)

ASSETS:
  Investment in securities (cost $136,920,609)                            $159,926,088
  Cash                                                                       3,656,822
  Foreign currencies, at value (cost $729,289)                                 727,829
  Futures collateral                                                           166,100
  Swap collateral                                                              375,000
  Receivables --
     Investment securities sold                                              2,386,297
     Fund shares sold                                                        1,067,398
     Dividends and foreign taxes withheld                                      454,670
     Due from Pioneer Investment Management, Inc.                               22,180
     Swap receivable                                                           180,625
     Variation margin for futures contracts                                      8,126
  Net unrealized appreciation on forward foreign currency contracts                203
  Net unrealized appreciation on total return swap                             339,102
  Other                                                                         47,246
---------------------------------------------------------------------------------------
         Total assets                                                     $169,357,686
=======================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                      $  2,847,148
     Fund shares repurchased                                                   224,410
  Net unrealized depreciation on futures contracts                              15,212
  Net unrealized depreciation on forward foreign currency contracts                115
  Variation margin for swap contracts                                               29
  Due to affiliates                                                             50,971
  Trustee fees                                                                   1,130
  Accrued expenses                                                             137,503
---------------------------------------------------------------------------------------
         Total liabilities                                                $  3,276,518
=======================================================================================
NET ASSETS:
  Paid-in capital                                                         $164,870,671
  Distributions in excess of net investment income                            (567,526)
  Accumulated net realized loss on investments, futures contracts,
     swap contracts and foreign currency transactions                      (21,521,200)
  Net unrealized appreciation on investments                                23,005,479
  Net unrealized depreciation on futures contracts                             (15,212)
  Net unrealized appreciation on total return swap                             339,102
  Net unrealized depreciation on forward foreign currency contracts and
     other assets and liabilities denominated in foreign currencies            (30,146)
---------------------------------------------------------------------------------------
         Total net assets                                                 $166,081,168
=======================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $80,475,262/5,771,036 shares)                         $      13.94
  Class C (based on $12,473,920/910,628 shares)                           $      13.70
  Class K (based on $59,573,669/4,270,843 shares)                         $      13.95
  Class Y (based on $13,558,317/969,983 shares)                           $      13.98
MAXIMUM OFFERING PRICE:
  Class A ($13.94 (divided by) 94.25%)                                    $      14.79
=======================================================================================

The accompanying notes are an integral part of these financial statements.

24 Pioneer Global Equity Fund | Semiannual Report | 2/28/15

Statement of Operations (unaudited)

For the Six Months Ended 2/28/15

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $54,452)                  $  1,244,574
  Interest                                                                       487
--------------------------------------------------------------------------------------------------
        Total investment income                                                        $1,245,061
--------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                       $    594,136
  Transfer agent fees
    Class A                                                                   84,797
    Class B*                                                                   4,270
    Class C                                                                    9,300
    Class Y                                                                      262
  Distribution fees
    Class A                                                                   95,527
    Class B*                                                                   3,685
    Class C                                                                   50,781
  Shareholder communications expense                                          45,054
  Administrative reimbursements                                               29,128
  Custodian fees                                                              16,636
  Registration fees                                                           26,405
  Professional fees                                                           34,122
  Printing expense                                                             9,990
  Fees and expenses of nonaffiliated Trustees                                  3,123
  Miscellaneous                                                                7,902
--------------------------------------------------------------------------------------------------
    Total expenses                                                                     $1,015,118
    Less fees waived and expenses reimbursed by Pioneer
        Investment Management, Inc.                                                      (114,717)
--------------------------------------------------------------------------------------------------
    Net expenses                                                                       $  900,401
--------------------------------------------------------------------------------------------------
        Net investment income                                                          $  344,660
--------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS,
TOTAL RETURN SWAP AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
    Investments (net of foreign capital gains taxes of $81,324)         $  4,343,086
    Futures contracts                                                       (119,534)
    Total return swap                                                        529,248
    Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies                   (109,135)  $4,643,665
--------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
    Investments                                                         $ (1,216,230)
    Futures contracts                                                        132,138
    Total return swap                                                        260,392
    Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies                     51,238   $ (772,462)
--------------------------------------------------------------------------------------------------
  Net gain on investments, futures contracts, total return swap
    and foreign currency transactions                                                  $3,871,203
--------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                 $4,215,863
==================================================================================================

*   Class B shares converted to Class A shares on November 10, 2014.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/15 25

Statements of Changes in Net Assets

--------------------------------------------------------------------------------------------------
                                                                     Six Months
                                                                     Ended
                                                                     2/28/15        Year Ended
                                                                     (unaudited)    8/31/14
--------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                $    344,660   $   3,470,519
Net realized gain on investments, futures contracts,
  total return swap, written options, and foreign
  currency transactions                                                 4,643,665      21,338,272
Change in net unrealized appreciation (depreciation)
  on investments, futures contracts, total return
  swap and foreign currency transactions                                 (772,462)     11,183,577
--------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations           $  4,215,863   $  35,992,368
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.38 and $0.20 per share, respectively)              $ (2,165,744)  $  (1,074,448)
      Class B* ($0.00 and $0.07 per share, respectively)                       --         (14,217)
      Class C ($0.30 and $0.10 per share, respectively)                  (252,529)        (57,648)
      Class Y ($0.45 and $0.25 per share, respectively)                (2,272,661)     (1,568,569)
--------------------------------------------------------------------------------------------------
         Total distributions to shareowners                          $ (4,690,934)  $  (2,714,882)
--------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                         $ 83,909,091   $  14,621,595
Reinvestment of distributions                                           2,627,331       1,128,095
Cost of shares repurchased                                            (77,500,864)    (35,112,389)
--------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting from Fund
         share transactions                                          $  9,035,558   $ (19,362,699)
--------------------------------------------------------------------------------------------------
      Net increase in net assets                                     $  8,560,487   $  13,914,787
NET ASSETS:
Beginning of period                                                   157,520,681     143,605,894
--------------------------------------------------------------------------------------------------
End of period                                                        $166,081,168   $ 157,520,681
--------------------------------------------------------------------------------------------------
Undistributed (distributions in excess of) net investment income     $   (567,526)  $   3,778,748
==================================================================================================

*   Class B shares converted to Class A shares on November 10, 2014.

The accompanying notes are an integral part of these financial statements.

26 Pioneer Global Equity Fund | Semiannual Report | 2/28/15

--------------------------------------------------------------------------------------------------
                                      '15 Shares   '15 Amount
                                      (unaudited)  (unaudited)      '14 Shares    '14 Amount
--------------------------------------------------------------------------------------------------
Class A
Shares sold                              589,523   $   8,127,014       603,313    $     7,775,776
Reinvestment of distributions            152,838       2,090,838        81,986          1,045,326
Less shares repurchased                 (427,654)     (5,845,929)     (798,782)       (10,307,534)
--------------------------------------------------------------------------------------------------
      Net increase (decrease)            314,707   $   4,371,923      (113,483)   $    (1,486,432)
==================================================================================================
Class B*
Shares sold or exchanged                      --   $          --        10,609    $       126,556
Reinvestment of distributions                 --              --         1,102             13,921
Less shares repurchased                 (149,799)     (2,044,742)      (74,502)          (944,641)
--------------------------------------------------------------------------------------------------
      Net decrease                      (149,799)  $  (2,044,742)      (62,791)   $      (804,164)
==================================================================================================
Class C
Shares sold                              350,981   $   4,762,016       158,541    $     2,023,027
Reinvestment of distributions             17,964         241,613         4,350             54,723
Less shares repurchased                  (69,852)       (942,034)     (137,739)        (1,776,869)
--------------------------------------------------------------------------------------------------
      Net increase                       299,093   $   4,061,595        25,152    $       300,881
==================================================================================================
Class K**
Shares sold                            4,271,583   $  57,922,631            --    $            --
Reinvestment of distributions                 --              --            --                 --
Less shares repurchased                     (740)        (10,326)           --                 --
--------------------------------------------------------------------------------------------------
      Net increase                     4,270,843   $  57,912,305            --    $            --
==================================================================================================
Class Y
Shares sold                              943,457   $  13,097,430       349,580    $     4,696,236
Reinvestment of distributions             21,508         294,880         1,106             14,125
Less shares repurchased               (4,978,785)    (68,657,833)   (1,676,590)       (22,083,345)
--------------------------------------------------------------------------------------------------
      Net decrease                    (4,013,820)  $ (55,265,523)   (1,325,904)   $    17,372,984)
==================================================================================================

*   Class B shares converted to Class A shares on November 10, 2014.

**  Class K shares commenced operations on December 31, 2014.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/15 27

Financial Highlights

--------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended       Year      Year      Year      Year      Year
                                                             2/28/15     Ended     Ended     Ended     Ended     Ended
                                                             (unaudited) 8/31/14   8/31/13   8/31/12   8/31/11   8/31/10
--------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                         $ 14.05     $ 11.31   $  9.64   $  9.27   $  8.44   $  8.56
--------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.01     $  0.27   $  0.15   $  0.17   $  0.13   $  0.08
   Net realized and unrealized gain (loss) on investments       0.26        2.67      1.68      0.33      0.76     (0.17)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  0.27     $  2.94   $  1.83   $  0.50   $  0.89   $ (0.09)
--------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $ (0.38)    $ (0.20)  $ (0.16)  $ (0.13)  $ (0.06)  $ (0.03)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $ (0.11)    $  2.74   $  1.67   $  0.37   $  0.83   $ (0.12)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 13.94     $ 14.05   $ 11.31   $  9.64   $  9.27   $  8.44
==========================================================================================================================
Total return*                                                   1.99%      26.13%    19.17%     5.50%    10.48%    (1.13)%
Ratio of net expenses to average net assets                     1.30%**     1.30%     1.30%     1.30%     1.30%     1.30%
Ratio of net investment income (loss) to average net assets     0.26%**     2.01%     1.35%     1.71%     1.23%     0.82%
Portfolio turnover rate                                          113%**      121%      160%      152%      194%      114%
Net assets, end of period (in thousands)                     $80,475     $76,638   $62,996   $56,970   $60,701   $61,466
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                         1.48%**     1.56%     1.67%     1.72%     1.67%     1.71%
   Net investment income (loss) to average net assets           0.08%**     1.75%     0.98%     1.29%     0.86%     0.41%
==========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

The accompanying notes are an integral part of these financial statements.

28 Pioneer Global Equity Fund | Semiannual Report | 2/28/15

-----------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended        Year      Year      Year      Year      Year
                                                             2/28/15      Ended     Ended     Ended     Ended     Ended
                                                             (unaudited)  8/31/14   8/31/13   8/31/12   8/31/11   8/31/10
-----------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $ 13.78      $ 11.11   $  9.47   $  9.09   $  8.31   $   8.48
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $ (0.10)     $  0.14   $  0.05   $  0.10   $  0.04   $   0.00(a)
   Net realized and unrealized gain (loss) on investments       0.32         2.63      1.66      0.31      0.74      (0.17)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  0.22      $  2.77   $  1.71   $  0.41   $  0.78   $  (0.17)
-----------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $ (0.30)     $ (0.10)  $ (0.07)  $ (0.03)  $    --   $     --
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $ (0.08)     $  2.67   $  1.64   $  0.38   $  0.78   $  (0.17)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 13.70      $ 13.78   $ 11.11   $  9.47   $  9.09   $   8.31
=============================================================================================================================
Total return*                                                   1.67%       24.98%    18.11%     4.56%     9.39%     (2.00)%
Ratio of net expenses to average net assets                     2.09%**      2.20%     2.20%     2.20%     2.20%      2.20%
Ratio of net investment income (loss) to average net assets    (0.56)%**     1.13%     0.45%     0.82%     0.35%     (0.07)%
Portfolio turnover rate                                          113%**       121%      160%      152%      194%       114%
Net assets, end of period (in thousands)                     $12,474      $ 8,427   $ 6,516   $ 5,682   $ 6,439   $  6,118
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                         2.19%**      2.35%     2.51%     2.53%     2.48%      2.54%
   Net investment income (loss) to average net assets          (0.66)%**     0.98%     0.14%     0.49%     0.07%     (0.41)%
=============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

(a) Amount rounds to less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/15 29

--------------------------------------------------------------------------------
                                                                    12/31/14
                                                                    to
                                                                    2/28/15
                                                                    (unaudited)
--------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                                $  13.51
--------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                      $   0.01
  Net realized and unrealized gain (loss) on investments                0.43
--------------------------------------------------------------------------------
Net increase (decrease) from investment operations                  $   0.44
--------------------------------------------------------------------------------
Distribution to shareowners:
  Net investment income                                             $     --
--------------------------------------------------------------------------------
Net increase (decrease) in net asset value                          $   0.44
--------------------------------------------------------------------------------
Net asset value, end of period                                      $  13.95
================================================================================
Total return*                                                           2.81%***
Ratio of net expenses to average net assets                             1.00%**
Ratio of net investment income (loss) to average net assets             1.23%**
Portfolio turnover rate                                                  113%**
Net assets, end of period (in thousands)                            $ 59,574
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                                  1.10%**
  Net investment income (loss) to average net assets                    1.13%**
================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

*** Not Annualized.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Global Equity Fund | Semiannual Report | 2/28/15

--------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended       Year      Year      Year      Year      Year
                                                             2/28/15     Ended     Ended     Ended     Ended     Ended
                                                             (unaudited) 8/31/14   8/31/13   8/31/12   8/31/11   8/31/10
--------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                         $ 14.12     $ 11.37   $  9.69   $  9.32   $  8.49   $  8.59
--------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $ (0.20)    $  0.37   $  0.20   $  0.21   $  0.18   $  0.12
   Net realized and unrealized gain (loss) on investments       0.51        2.63      1.69      0.34      0.76     (0.17)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  0.31     $  3.00   $  1.89   $  0.55   $  0.94   $ (0.05)
--------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $ (0.45)    $ (0.25)  $ (0.21)  $ (0.18)  $ (0.11)  $ (0.05)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $ (0.14)    $  2.75   $  1.68   $  0.37   $  0.83   $ (0.10)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 13.98     $ 14.12   $ 11.37   $  9.69   $  9.32   $  8.49
==========================================================================================================================
Total return*                                                   2.25%      26.66%    19.75%     6.09%    10.96%    (0.59)%
Ratio of net expenses to average net assets                     0.80%**     0.80%     0.80%     0.80%     0.80%     0.80%
Ratio of net investment income (loss) to average net assets     0.74%**     2.58%     1.85%     2.22%     1.74%     1.33%
Portfolio turnover rate                                          113%**      121%      160%      152%      194%      114%
Net assets, end of period (in thousands)                     $13,558     $70,384   $71,726   $60,214   $59,927   $58,692
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                         0.91%**     0.95%     1.00%     0.97%     0.95%     0.96%
   Net investment income (loss) to average net assets           0.63%**     2.43%     1.65%     2.05%     1.59%     1.17%
==========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/15 31

Notes to Financial Statements | 2/28/15 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Global Equity Fund, formerly Pioneer Global Select Equity Fund (the
Fund), is one of five portfolios comprising Pioneer Series Trust V, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund commenced operations on December 15, 2005. The Fund's investment objective is to seek long-term capital growth.

The Fund offers four classes of shares designated as Class A, Class C, Class K and Class Y shares. Class Y shares were first publicly offered on December 31, 2008. Class K shares were first publicly offered on January 2, 2015. The Fund ceased to offer Class B shares on November 10, 2014. Class B shares were converted to Class A shares as of the close of business on November 10, 2014. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

32 Pioneer Global Equity Fund | Semiannual Report | 2/28/15

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
    (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued using the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Shares of money market mutual funds are valued at such funds' net asset value. Cash may include overnight time deposits at approved financial institutions.

    The Fund invests primarily in securities of non-U.S. issuers. The principal exchanges and markets for such securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Fund determines its net asset value. Consequently, the Board of Trustees of the Fund has determined that daily adjustments to the valuation of securities of non-U.S. issuers by utilizing an independent pricing service that supplies an appropriate fair value factor is appropriate for the Fund.

    Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc.
    (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

    The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material. PIM's fair valuation

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/15 33 team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

    At February 28, 2015, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services or broker-dealers).

B.  Investment Income and Transactions

    Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of August 31, 2014, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years are subject to examination by Federal and State tax authorities.

    In addition to the requirements of the Internal Revenue Code, the Fund may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the six months ended February 28, 2015, the Fund paid no such taxes.

    In determining the daily net asset value, the Fund estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for the capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. As of February 28, 2015, the Fund had $81,324 in reserve related to capital gains.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles.

34 Pioneer Global Equity Fund | Semiannual Report | 2/28/15

    Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

    The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions during the year ended August 31, 2014 was as follows:

    ----------------------------------------------------------------------------
                                                                            2014
    ----------------------------------------------------------------------------
    Distributions paid from:
    Ordinary income                                                   $2,714,882
    ----------------------------------------------------------------------------
        Total                                                         $2,714,882
    ============================================================================

    The following shows the components of distributable earnings on a federal income tax basis at August 31, 2014:

    ----------------------------------------------------------------------------
                                                                            2014
    ----------------------------------------------------------------------------
    Distributable earnings:
    Undistributed ordinary income                                    $ 3,900,336
    Capital loss carryforward                                        (26,144,250)
    Net unrealized appreciation                                       23,929,482
    ----------------------------------------------------------------------------
        Total                                                        $ 1,685,568
    ============================================================================

    The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales and the mark-to-market of forwards, futures, and swap contracts.

D.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $7,828 in underwriting commissions on the sale of Class A shares during the six months ended February 28, 2015.

E.  Foreign Currency Translation

    The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates. Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/15 35 rates on investments are not segregated in the Statement of Operations from the effects of changes in the market price of those securities but are included with the net realized and unrealized gain or loss on investments.

F.  Forward Foreign Currency Contracts

    The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

G.  Class Allocations

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
    Note 4). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

    Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K and Class Y shares can reflect different transfer agent and distribution expense rates.

H.  Risks

    Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

36 Pioneer Global Equity Fund | Semiannual Report | 2/28/15

I.  Futures Contracts

    The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at February 28, 2015 was $166,100. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. The use of futures contracts involves, to varying degrees, elements of market, interest rate, currency exchange rate and counterparty risks, which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss. The average value of contracts open during the six months ended February 28, 2015 was $1,287,374.

    At February 28, 2015, open futures contracts were as follows:

    ----------------------------------------------------------------------------
                        Number of
                        Contracts      Settlement                   Unrealized
    Type                Long/(Short)   Month         Value          Depreciation
    ----------------------------------------------------------------------------
    F/C Japanese Yen
      Currency Future   (30)           3/15          $(3,132,750)   $(15,212)
    ----------------------------------------------------------------------------
      Total                                                         $(15,212)
    ============================================================================

J.  Purchased Options

    The Fund may purchase call and put options in order to attempt to hedge against changes in the value of portfolio securities or to seek to increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation are recorded in the Fund's financial statements. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/15 37 strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased calls and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid. There were no purchased options held during the six months ended February 28, 2015.

K.  Option Writing

    The Fund may write put and covered call options to seek to increase total return. When an option is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. There were no written options held during the six months ended February 28, 2015.

L.  Total Return Swap Agreements

    The Fund may enter into a total return swap to attempt to manage and/or gain exposure to a security or market. Pursuant to a total return swap agreement, the Fund negotiates with a counterparty to exchange a periodic stream of payments. One party makes payments based on the total return of a reference asset (such as a security or a basket of securities or securities index), and in return receives fixed or floating rate interest payments. The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments. To the extent that the total return of the reference asset exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

38 Pioneer Global Equity Fund | Semiannual Report | 2/28/15

    Total return swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made are recorded as realized gains or losses in the Statement of Operations. Total return swap contracts are subject to counterparty risk and unanticipated movements in value of exchange rates, interest rates, securities or the index.

    Open total return swap contracts at February 28, 2015 are listed in the Schedule of Investments. The average value of swap contracts open during the six months ended February 28, 2015 was $130,175.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate equal to 0.75% of the Fund's average daily net assets up to $500 million, 0.70% of the next $500 million of the Fund's average daily net assets and 0.65% of the Fund's average daily net assets over $1 billion. For the six months ended February 28, 2015, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.75% of the Fund's average daily net assets.


PIM has contractually agreed to limit ordinary operating expenses of the Fund to the extent required to reduce Fund expenses to 1.30%, 2.20%, and 0.80% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. Fees waived and expenses reimbursed during the six months ended February 28, 2015 are reflected on the Statement of Operations. These expense limitations are in effect through January 1, 2016. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $27,223 in management fees, administrative costs and certain other reimbursements payable to PIM at February 28, 2015.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts.

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/15 39

For the six months ended February 28, 2015, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                  $36,578
Class B                                                                    1,148
Class C                                                                    4,724
Class Y                                                                    2,604
--------------------------------------------------------------------------------
  Total:                                                                 $45,054
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $21,053 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at February 28, 2015.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $2,695 in distribution fees payable to PFD at February 28, 2015.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six months ended February 28, 2015, CDSCs in the amount of $670 were paid to PFD.

5. Expense Offsets Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS, which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended February 28, 2015, the Fund's expenses were not reduced under such arrangements.

40 Pioneer Global Equity Fund | Semiannual Report | 2/28/15

6. Forward Foreign Currency Contracts

At February 28, 2015, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of forward foreign currency contracts open during the six months ended February 28, 2015 was $68,433.

Open forward foreign currency contracts at February 28, 2015 were as follows:

------------------------------------------------------------------------------------------------------
                                 Quantity/
                                 Shares                                                 Net
Currency                         Purchased/    Book        Settlement   US $ Value at   Unrealized
Description     Counterparty     (Sold)        Value       Date         2/28/15         Appreciation
------------------------------------------------------------------------------------------------------
HKD (Kong       Brown Brothers
  Kong Dollar)  Harriman & Co.      432,965    $(55,814)   3/2/15       $  55,824       $  10
JPY (Japanese   Brown Brothers
  Yen)          Harriman & Co.   (6,903,000)     57,862    3/2/15         (57,669)        193
------------------------------------------------------------------------------------------------------
  Total                                                                                 $ 203
======================================================================================================

------------------------------------------------------------------------------------------------------
                                 Quantity/
                                 Shares                                                 Net
Currency                         Purchased/    Book        Settlement   US $ Value at   Unrealized
Description     Counterparty     (Sold)        Value       Date         2/28/15         (Depreciation)
------------------------------------------------------------------------------------------------------
NOK (Norwegian  Brown Brothers
  Krone)        Harriman & Co.   (5,647,740)   $736,486    3/2/15       $(736,601)      $(115)
======================================================================================================

7. Assets and Liabilities Offsetting

Financial instruments subject to an enforceable master netting agreement have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of February 28, 2015.

-----------------------------------------------------------------------------------------------
Assets:
                                               Net
                                 Gross         Amounts            Gross Amounts
                                 Amounts       of Assets          Not Offset in
                                 Offset        Presented         the Statement of
                                 in the        in the         Assets and Liabilities
                    Gross        Statement     Statement     ------------------------
                    Amounts of   of Assets     of Assets                  Cash
                    Recognized   and           and           Financial    Collateral   Net
Description         Assets       Liabilities   Liabilities   Instruments  Received     Amount
-----------------------------------------------------------------------------------------------
Forward
 foreign
 currency
 contracts          $    203     $        --   $        --   $        --  $       --   $    203
Total return swap   $339,102     $        --   $        --   $        --  $       --   $339,102
-----------------------------------------------------------------------------------------------
                    $339,305     $        --   $        --   $        --  $       --   $339,305
===============================================================================================

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/15 41

-----------------------------------------------------------------------------------------------
Liabilities:
                                               Net
                                 Gross         Amounts            Gross Amounts
                                 Amounts       of Assets          Not Offset in
                                 Offset        Presented         the Statement of
                                 in the        in the         Assets and Liabilities
                    Gross        Statement     Statement     ------------------------
                    Amounts of   of Assets     of Assets                  Cash
                    Recognized   and           and           Financial    Collateral   Net
Description         Liabilities  Liabilities   Liabilities   Instruments  Received     Amount
-----------------------------------------------------------------------------------------------
Forward
 foreign
 currency
 contracts          $      115   $        --   $        --   $        --  $       --   $    115
Total return swap           --            --            --            --     375,000    375,000
-----------------------------------------------------------------------------------------------
                    $      115   $        --   $        --   $        --  $  375,000   $375,115
===============================================================================================

8. Additional Disclosures about Derivative Instruments and
   Hedging Activities

Values of derivative instruments as of February 28, 2015 were as follows:

-----------------------------------------------------------------------------------------------
Derivatives Not
Accounted for as
Hedging Instruments           Asset Derivatives 2015              Liabilities Derivatives 2015
Under Accounting              -----------------------------------------------------------------
Standards Codification        Balance Sheet                       Balance Sheet
(ASC) 815                     Location            Value           Location            Value
-----------------------------------------------------------------------------------------------
Forward Foreign               Net unrealized                      Net unrealized
 Currency Contracts           appreciation on                     depreciation on
                              forward foreign                     forward foreign
                              currency contracts  $      203      currency contracts  $     115
Total Return Swap             Net unrealized                      Net unrealized
                              appreciation on                     depreciation on
                              total return swap   $  339,102      total return swap   $      --
Futures Contracts             Net unrealized                      Net unrealized
                              appreciation on                     depreciation on
                              futures contracts   $       --      futures contracts   $  15,212
-----------------------------------------------------------------------------------------------
     Total                                        $  339,305                          $  15,327
===============================================================================================

42 Pioneer Global Equity Fund | Semiannual Report | 2/28/15

The effect of derivative instruments on the Statement of Operations for the six months ended February 28, 2015 was as follows:

-----------------------------------------------------------------------------------------------
                                                                                Change in
Derivatives Not                                                                 Unrealized
Accounted for as                                                Realized Gain   Appreciation or
Hedging Instruments                                             or (Loss) on    (Depreciation)
Under Accounting         Location of Gain or (Loss)             Derivatives     on Derivatives
Standards Codification   on Derivatives Recognized              Recognized      Recognized
(ASC) 815                in Income                              in Income       in Income
-----------------------------------------------------------------------------------------------
Forward Foreign          Net realized gain (loss) on
 Currency Contracts      forward foreign currency contracts     $  48,881
Forward Foreign          Change in unrealized appreciation
 Currency Contracts      (depreciation) on forward foreign
                         currency contracts                                     $ (47,618)
Total Return Swap        Net realized gain (loss) on
                         total return swap                      $ 529,248
Total Return Swap        Change in unrealized appreciation
                         (depreciation) on total return swap                    $ 260,392
Futures Contracts        Net realized gain (loss) on futures
                         contracts                              $(119,534)
Futures Contracts        Change in net unrealized appreciation
                         (depreciation) on futures contracts                    $ 132,138

9. Change in Independent Registered Public Accounting Firm

The Board of Trustees of the Fund, with the approval and recommendation of the Audit Committee, has appointed Deloitte & Touche LLP to serve as the Fund's independent registered public accounting firm. Deloitte & Touche LLP replaced Ernst & Young LLP, which resigned as the Fund's independent registered public accounting firm, effective upon completion of the audit of the Fund's financial statements for the fiscal year ended August 31, 2013.

During the periods that Ernst & Young LLP served as the Fund's independent registered public accounting firm, including the Fund's fiscal years ended August 31, 2013 and August 31, 2012, Ernst & Young LLP's reports on the financial statements of the Fund have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304 (a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/15 43

10. Conversion of Class B Shares

As of the close of business on November 10, 2014 (the "Conversion Date"), all outstanding Class B shares of the Fund were converted to Class A shares.

44 Pioneer Global Equity Fund | Semiannual Report | 2/28/15

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Global Equity Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in January 2014 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2014 and July 2014. Supplemental contract review materials were provided to the Trustees in September 2014. In addition, the Trustees reviewed and discussed the Fund's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund's investment advisory agreement.

In March 2014, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment advisory agreement, and reviewed and discussed the qualifications of the investment management teams, as well as the level of investment by the Fund's portfolio managers in the Fund. In July 2014, the Trustees, among other things, reviewed the Fund's management fee and total expense ratios, the financial statements of PIM and its parent companies, the profitability analyses provided by PIM, and possible economies of scale. The Trustees also reviewed the profitability of the institutional business of PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer"), as compared to that of PIM's fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Pioneer's institutional accounts, as well as the different services provided by PIM to the Fund and by Pioneer to the institutional accounts. The Trustees further considered contract review materials in September 2014.

At a meeting held on September 16, 2014, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. In all quintile rankings referred to throughout this

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/15 45 disclosure, first quintile is most favorable to the Fund's shareowners. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also reviewed the amount of non- Fund assets managed by the portfolio managers of the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly review and discuss analysis and data prepared by PIM and information comparing the Fund's performance with the performance of its peer group of funds as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and with the performance of the Fund's benchmark index. They also discuss the Fund's performance with PIM on a regular basis. The Trustees confirmed that these regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement. For purposes of their contract renewal deliberations, the Trustees considered the discussions held throughout the year regarding the Fund's performance and the performance results of the Fund over various time periods, including the Fund's performance results for periods ended June 30, 2014. The Trustees indicated

46 Pioneer Global Equity Fund | Semiannual Report | 2/28/15 that they were satisfied with PIM's investment discipline and approach in the prevailing market conditions, notwithstanding relatively poor peer comparisons of total return over the 5-year period.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2014 was in the second quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the expense ratio of the Fund's Class A shares for the twelve months ended June 30, 2014 was in the second quintile relative to its Morningstar peer group and in the first quintile relative its Strategic Insight peer group, in each case for the comparable period. The Trustees considered that the expense ratio of the Fund's Class Y shares for the twelve months ended June 30, 2014 was in the first quintile relative to its Morningstar peer group and in the first quintile relative its Strategic Insight peer group, in each case for the comparable period. The Trustees noted that PIM was waiving fees and/or reimbursing expenses in order to limit the ordinary operating expenses of the Fund. The Trustees considered the impact of transfer agency, sub-transfer agency, and other non-management fee expenses on the expense ratios of the Fund. The Trustees noted that they separately review the Fund's transfer agency, sub-transfer agency and intermediary arrangements.

The Trustees reviewed management fees charged by Pioneer to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/15 47 in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM to the Fund.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Funds.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business.

48 Pioneer Global Equity Fund | Semiannual Report | 2/28/15

Pioneer is the principal U.S. asset management business of Pioneer Global Asset Management, the worldwide asset management business of UniCredit Group, which manages over $150 billion in assets (including the Funds). Pioneer and the Funds receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Funds, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Pioneer as a result of its relationship with the Funds were reasonable and their consideration of the advisory agreement between the Fund and PIM and the fees thereunder were unaffected by Pioneer's possible receipt of any such intangible benefits.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/15 49

Trustees, Officers and Service Providers

Trustees                                   Advisory Trustee
Thomas J. Perna, Chairman                  Lorraine H. Monchak*
David R. Bock
Benjamin M. Friedman                       Officers
Margaret B.W. Graham                       Lisa M. Jones, President and Chief
Marguerite A. Piret                           Executive Officer
Fred J. Ricciardi                          Mark E. Bradley, Treasurer and
Kenneth J. Taubes                             Chief Financial Officer
                                           Christopher J. Kelley, Secretary and
                                              Chief Legal Officer

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

*   Ms. Monchak is a non-voting Advisory Trustee.

50 Pioneer Global Equity Fund | Semiannual Report | 2/28/15

                           This page for your notes.

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/15 51

                           This page for your notes.

52 Pioneer Global Equity Fund | Semiannual Report | 2/28/15

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109

us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2015 Pioneer Investments 19129-09-0415

                        Pioneer High Income
                        Municipal Fund

--------------------------------------------------------------------------------
                        Semiannual Report | February 28, 2015
--------------------------------------------------------------------------------

                        Ticker Symbols:

                        Class A     PIMAX
                        Class C     HICMX
                        Class Y     HIMYX

                        [LOGO] PIONEER
                               Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              8

Prices and Distributions                                                       9

Performance Update                                                            10

Comparing Ongoing Fund Expenses                                               13

Schedule of Investments                                                       15

Financial Statements                                                          25

Notes to Financial Statements                                                 32

Approval of Investment Advisory Agreement                                     39

Trustees, Officers and Service Providers                                      44

              Pioneer High Income Municipal Fund | Semiannual Report | 2/28/15 1

President's Letter

Dear Shareowner,

Today's market environment presents numerous opportunities as well as challenges for investors. A disparate global economic landscape has formed, with the U.S. facing prospects for continued growth, while questions abound regarding the outlook for other regions. Employment, household income, and corporate profits have been rising in the U.S. and inflation pressures remain low. However, many countries across Europe as well as Japan face muted growth. In addition, a variety of factors have clouded the outlook for countries such as Russia and Brazil and China's investment-driven economy continues to slow.

Monetary policies of major central banks are diverging, reflecting different economic conditions. With the U.S. economy no longer in need of extraordinary stimulus, the Federal Reserve Board may be closer to raising short-term interest rates. Conversely, the European Central Bank and the Bank of Japan are likely to be adding, not removing, stimulus.

While we anticipate continued growth for the U.S., the outlook is far from certain, nor is the outlook for other regions necessarily dire. It remains to be seen how weakness outside the U.S. will affect global growth and whether easing monetary policies in other regions will spur an economic recovery.

While these economic conditions may lead to increasing volatility in 2015, we believe the opportunity for investors to earn attractive returns will persist. However, in an environment where interest rates remain low and equity valuations have been buoyed by an extended bull market, we believe it is imperative investors adhere to a disciplined investment approach that is consistent with one's goals and objectives, being mindful of the tradeoff between risk and return.

Since 1928 Pioneer's investment professionals have been focused on identifying and capitalizing on investment opportunities that present themselves in a variety of ever changing market conditions, including those we face today. We seek returns consistent with our strategies' stated style and

2 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/15 objectives and consistent with our shareholders' expectations, regardless of market conditions. We believe our shareowners benefit from the experience and tenure of our investment teams, the insights generated from extensive research resources and a commitment to prudent risk management that seeks to mitigate downside and preserve returns over time.

We encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner, as we do when deploying strategies on behalf of our shareowners.

We greatly appreciate your trust in us in the past and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

              Pioneer High Income Municipal Fund | Semiannual Report | 2/28/15 3

Portfolio Management Discussion | 2/28/15

Municipal bonds, led by higher-yielding municipals, generated healthy returns during the six-month period ended February 28, 2015, as persistent demand outstripped limited supply. In the following interview, Jonathan Chirunga and David Eurkus discuss the factors that influenced the performance of Pioneer High Income Municipal Fund during the six-month period. Mr. Chirunga, a vice president and a portfolio manager at Pioneer, manages the Fund along with Mr. Eurkus, Director of Municipals, a senior vice president and a portfolio manager at Pioneer.

Q How did the Fund perform during the six-month period ended February 28, 2015?

A Pioneer High Income Municipal Fund's Class A shares returned 4.99% during the six- month period ended February 28, 2015, while the Fund's benchmark, the Barclays High Yield Municipal Bond Index (the Barclays Index), returned 3.42%. During the same period, the average return of the 145 mutual funds in Lipper's High-Yield Municipal Debt Funds category was 3.87%, and the average return of the 193 mutual funds in Morningstar's High-Yield Municipal Funds category was 3.77%.

Q How did you position the Fund's portfolio during the six-month period ended February 28, 2015?

A Throughout the six-month period we continued to restructure the Fund's portfolio, subjecting all new and existing investments to our intensive credit research selection process while adding more diversification* to the Fund's holdings across the various municipal bond sectors.

    The emphasis on credit research has benefited the Fund, as the portfolio has experienced no defaults among any of the new holdings added since the restructuring began two years ago. As part of the restructuring process we have paid careful attention to portfolio diversification, by sector as well as geographical region. For example, the Fund's exposure to continuing care retirement communities has been reduced significantly over the past two years. We also have increased the portfolio's exposure to charter schools (18% of invested assets), which is allocated among 23 different schools in 11 different states.

* Diversification does not assure a profit nor protect against loss in a declining market.

4 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/15

    We have made a conscious effort to avoid the higher-risk areas of the municipal market as well. For instance, bonds issued by the Commonwealth of Puerto Rico, which have been troubled assets, represent roughly 28% of the benchmark Barclays Index, whereas we have limited the Fund's exposure to Puerto Rican bonds to roughly 2% of invested assets.

    During the period, we maintained the Fund's emphasis on holding bonds backed by revenues from specific projects, rather than general obligation bonds, which we think tend to be more sensitive to the changing credit conditions of municipalities or other tax-exempt institutions. As of February 28, 2015, more than 97% of the Fund's invested assets were allocated to project revenue bonds.

Q What were some of the main factors behind the Fund's outperformance of the Barclays Index during the six-month period ended February 28, 2015?

A The Fund was well positioned to benefit from the attractive valuations and favorable supply/demand relationships which existed in the municipal bond market during the period -- particularly in the high-yield municipal market. Throughout the six-month period, municipal bonds enjoyed a healthy relative value advantage over Treasuries and other taxable bonds, which helped sustain demand levels during a period which saw relatively little new issuance of high-yield municipal bonds. Moreover, any new issues of high-yield municipal debt tended to be significantly oversubscribed by eager investors.

    The lack of significant new issuance in the high-yield portion of the municipal market was the most significant factor in the Fund's outperformance of the benchmark, but performance was also helped by the portfolio's having strong exposure to some of the better-performing sectors. At the end of the six-month period, for example, the Fund had 20% of invested assets allocated to the top-performing tobacco sector and roughly 18% of invested assets allocated to the outperforming charter school sector. Hospitals and continuing care retirement communities--two sectors that also fared well during the period--each accounted for roughly 16% of the Fund's invested assets as of period end.

    As for individual investments, one of the top-performing Fund holdings during the period was a California (Golden State) Tobacco Bond backed by proceeds from the settlement of lawsuits filed by states against the tobacco industry. Other standout performers in the portfolio during the period included securities issued by the Esperanza Academy, a charter school in Pennsylvania, and by Highland Hospitals, a hospital group in West Virginia.

              Pioneer High Income Municipal Fund | Semiannual Report | 2/28/15 5

    Among the more disappointing performers in the Fund's portfolio during the period was an industrial development bond backed by a pollution control project in Erie County, NY.

Q Did you invest the Fund in any derivative securities during the six-month period ended February 28, 2015?

A   No, the Fund had no exposure to derivatives during the period.

Q Did the Fund's current yield, or dividend, change significantly (either positively or negatively) during the six-month period ended February 28, 2015?

A The Fund's distribution yield did go down slightly during the six-month period because the Fund's net asset value increased while distribution rates remained about the same.

    We kept the Fund fully invested during the period, however, given our favorable view of the health of the high-yield municipal market and the extraordinarily low yields available in the bond market. That positioning helped the Fund to generate an above-average yield compared with its Lipper peer group, despite the relatively low yields (by historical standards) available in the overall market.

Q   What is your investment outlook?

A We maintain a positive near-term outlook on the performance potential of higher-yielding municipal bonds. Against a backdrop of persistent growth of the overall U.S. economy and low absolute interest rates, demand for high-yield municipal bonds should continue to exceed supply, keeping municipal bond yields more attractive than those of securities of comparable credit quality and maturity in the taxable bond market. While investment-grade municipal bond issuance has been increasing, we have not yet seen noticeable growth in new issues of higher-yielding, lower-quality tax-exempt bonds. With favorable pricing and strong demand, we think that high-yield municipal debt should continue to perform relatively well.

6 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/15

Please refer to the Schedule of Investments on pages 15-24 for a full listing of Fund securities.

Investments in high-yield or lower rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The value of municipal securities can be adversely affected by changes in financial condition of municipal issuers, lower revenues, and regulatory and political developments.

The Fund is non-diversified, which means that it can invest a large percentage of its assets in the securities of any one or more issuers. This increases the Fund's potential risk exposure.

The Fund may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Derivatives may have a leveraging effect on the Fund.

A portion of income may be subject to local, state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is not a guarantee of future results.

              Pioneer High Income Municipal Fund | Semiannual Report | 2/28/15 7

Portfolio Summary | 2/28/15

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Health                                                                    31.2%
Special Revenues                                                          23.7%
Education                                                                 20.8%
Various Revenues                                                           9.6%
Pollution Control Revenue                                                  8.8%
Transportation                                                             2.9%
General Obligation                                                         2.3%
Insured                                                                    0.6%
Reserves                                                                   0.1%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)*

 1.   City of Philippi West Virginia, Alderson-Broaddus College, 7.75%, 10/1/44    5.06%
----------------------------------------------------------------------------------------
 2.   Sanger Industrial Development Corp., Texas Pellets, Inc., 8.0%, 7/1/38       3.29
----------------------------------------------------------------------------------------
 3.   Commonwealth of Puerto Rico, 8.0%, 7/1/35                                    2.34
----------------------------------------------------------------------------------------
 4.   Golden State Tobacco Securitization Corp., 5.75%, 6/1/47                     2.10
----------------------------------------------------------------------------------------
 5.   Washington State Housing Finance Commission, Skyline at First Hill
      Project, 5.625%, 1/1/38                                                      2.07
----------------------------------------------------------------------------------------
 6.   Pennsylvania Economic Development Financing Authority, US Airways Group
      Series B, 8.0%, 5/1/29                                                       2.00
----------------------------------------------------------------------------------------
 7.   Tobacco Settlement Financing Corp., New Jersey, 5.0%, 6/1/41                 1.99
----------------------------------------------------------------------------------------
 8.   Michigan Strategic Fund, CFP Michigan II LLC, Floating Rate Note, 3/1/40     1.53
----------------------------------------------------------------------------------------
 9.   TSASC, Inc., New York, Series 1, 5.125%, 6/1/42                              1.51
----------------------------------------------------------------------------------------
10.   Iowa Tobacco Settlement Authority, 5.625%, 6/1/46                            1.50
----------------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

8 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/15

Prices and Distributions | 2/28/15

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                       2/28/15                      8/31/14
--------------------------------------------------------------------------------
           A                          $ 7.43                       $ 7.27
--------------------------------------------------------------------------------
           C                          $ 7.44                       $ 7.28
--------------------------------------------------------------------------------
           Y                          $ 7.34                       $ 7.18
--------------------------------------------------------------------------------

Distributions per Share: 9/1/14-2/28/15
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        Net Investment       Short-Term         Long-Term
         Class              Income          Capital Gains      Capital Gains
--------------------------------------------------------------------------------
           A               $ 0.1990              $ --              $ --
--------------------------------------------------------------------------------
           C               $ 0.1713              $ --              $ --
--------------------------------------------------------------------------------
           Y               $ 0.2032              $ --              $ --
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Barclays High Yield Municipal Bond Index is an unmanaged measure of the performance of the high-yield municipal bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts shown on pages 10-12.

              Pioneer High Income Municipal Fund | Semiannual Report | 2/28/15 9

Performance Update | 2/28/15                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer High Income Municipal Fund at public offering price during the periods shown, compared to that of the Barclays High Yield Municipal Bond Index.

Average Annual Total Returns
(As of February 28, 2015)
--------------------------------------------------------------------------------
                                             Barclays
                  Net           Public       High Yield
                  Asset         Offering     Municipal
                  Value         Price        Bond
Period            (NAV)         (POP)        Index
--------------------------------------------------------------------------------
Life-of-Class
(10/17/06)         2.84%        2.28%        4.60%
5 Years            5.77         4.80         8.04
1 Year            10.52         5.48         9.48
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2014)
--------------------------------------------------------------------------------
                  Gross
--------------------------------------------------------------------------------
                  0.90%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                             Pioneer High Income    Barclays High Yield
                             Municipal Fund         Municipal Bond Index
10/31/2006                   $  9,550               $ 10,000
2/28/2007                    $  9,909               $ 10,270
2/29/2008                    $  8,948               $  9,569
2/28/2009                    $  6,836               $  7,805
2/28/2010                    $  9,095               $  9,878
2/28/2011                    $  9,397               $ 10,337
2/29/2012                    $  9,947               $ 11,800
2/28/2013                    $ 11,716               $ 13,498
2/28/2014                    $ 10,896               $ 13,282
2/28/2015                    $ 12,043               $ 14,541

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

10 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/15

Performance Update | 2/28/15                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer High Income Municipal Fund during the periods shown, compared to that of the Barclays High Yield Municipal Bond Index.

Average Annual Total Returns
(As of February 28, 2015)
--------------------------------------------------------------------------------
                                             Barclays
                                             High Yield
                                             Municipal
                  If            If           Bond
Period            Held          Redeemed     Index
--------------------------------------------------------------------------------
Life-of-Class
(10/17/06)        2.01%         2.01%        4.60%
5 Years           5.03          5.03         8.04
1 Year            9.84          9.84         9.48
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2014)
--------------------------------------------------------------------------------
                  Gross
--------------------------------------------------------------------------------
                  1.66%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                             Pioneer High Income    Barclays High Yield
                             Municipal Fund         Municipal Bond Index
10/31/2006                   $ 10,000               $ 10,000
2/28/2007                    $ 10,329               $ 10,270
2/29/2008                    $  9,219               $  9,569
2/28/2009                    $  6,990               $  7,805
2/28/2010                    $  9,217               $  9,878
2/28/2011                    $  9,471               $ 10,337
2/29/2012                    $  9,951               $ 11,800
2/28/2013                    $ 11,635               $ 13,498
2/28/2014                    $ 10,725               $ 13,282
2/28/2015                    $ 11,780               $ 14,541

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/15 11

Performance Update | 2/28/15                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer High Income Municipal Fund during the periods shown, compared to that of the Barclays High Yield Municipal Bond Index.

Average Annual Total Returns
(As of February 28, 2015)
--------------------------------------------------------------------------------
                                Barclays
                  Net           High Yield
                  Asset         Municipal
                  Value         Bond
Period            (NAV)         Index
--------------------------------------------------------------------------------
Life-of-Class
(10/17/06)         2.82%        4.60%
5 Years            5.99         8.04
1 Year            10.77         9.48
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2014)
--------------------------------------------------------------------------------
                  Gross
--------------------------------------------------------------------------------
                  0.71%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                             Pioneer High Income    Barclays High Yield
                             Municipal Fund         Municipal Bond Index
10/31/2006                   $ 5,000,000            $ 5,000,000
2/28/2007                    $ 5,187,054            $ 5,135,163
2/29/2008                    $ 4,644,235            $ 4,784,639
2/28/2009                    $ 3,552,200            $ 3,902,577
2/28/2010                    $ 4,701,409            $ 4,939,057
2/28/2011                    $ 4,880,716            $ 5,168,354
2/29/2012                    $ 5,170,926            $ 5,900,058
2/28/2013                    $ 6,097,347            $ 6,748,911
2/28/2014                    $ 5,677,689            $ 6,641,049
2/28/2015                    $ 6,289,167            $ 7,270,605

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer High Income Municipal Fund

Based on actual returns from September 1, 2014, through February 28, 2015.

--------------------------------------------------------------------------------
Share Class                               A               C                Y
--------------------------------------------------------------------------------
Beginning Account                     $1,000.00       $1,000.00        $1,000.00
Value on 9/1/14
--------------------------------------------------------------------------------
Ending Account Value                  $1,049.90       $1,045.90        $1,051.10
(after expenses) on 2/28/15
--------------------------------------------------------------------------------
Expenses Paid                         $    4.47       $    8.27        $    3.61
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.88%, 1.63% and 0.71% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/15 13

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer High Income Municipal Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from September 1, 2014, through February 28, 2015.

--------------------------------------------------------------------------------
Share Class                               A               C                Y
--------------------------------------------------------------------------------
Beginning Account                     $1,000.00       $1,000.00        $1,000.00
Value on 9/1/14
--------------------------------------------------------------------------------
Ending Account Value                  $1,020.43       $1,016.71        $1,021.27
(after expenses) on 2/28/15
--------------------------------------------------------------------------------
Expenses Paid                         $    4.41       $    8.15        $    3.56
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.88%, 1.63% and 0.71% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

14 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/15

Schedule of Investments | 2/28/15 (unaudited)

--------------------------------------------------------------------------------------------------
Principal       Floating
Amount ($)      Rate (b)                                                             Value
--------------------------------------------------------------------------------------------------
                          MUNICIPAL BONDS -- 97.9% (e)
                          Alaska -- 0.2%
   1,250,000              Northern Tobacco Securitization Corp., 5.0%, 6/1/46        $   1,006,362
--------------------------------------------------------------------------------------------------
                          Arizona -- 1.0%
   1,000,000              The Industrial Development Authority of the County
                          of Pima, Desert Heights Charter School, 7.0%, 5/1/34       $   1,047,400
   3,000,000              The Industrial Development Authority of the County
                          of Pima, Desert Heights Charter School, 7.25%, 5/1/44          3,146,970
     725,000              The Industrial Development Authority of the County
                          of Pima, Legacy Transition Charter School, 8.5%, 7/1/39          816,589
                                                                                     -------------
                                                                                     $   5,010,959
--------------------------------------------------------------------------------------------------
                          California -- 13.9%
   5,040,000              California County Tobacco Securitization Agency,
                          Sonoma County Securitization Corp., 5.125%, 6/1/38         $   4,208,299
   1,880,000              California County Tobacco Securitization Agency,
                          Sonoma County Securitization Corp., 5.25%, 6/1/45              1,564,856
   6,755,000              California County Tobacco Securitization Agency,
                          Merced County Tobacco Funding Corp., 5.25%, 6/1/45             5,566,255
   2,715,000              California County Tobacco Securitization Agency,
                          Los Angeles County Securitization Corp., 5.6%, 6/1/36          2,511,646
   3,800,000              California County Tobacco Securitization Agency,
                          Los Angeles County Securitization Corp., 5.7%, 6/1/46          3,380,442
   6,300,000              California Municipal Finance Authority, Santa
                          Rosa Academy, 6.0%, 7/1/42                                     6,651,099
     830,000              California School Finance Authority, View Park
                          Elementary School, 5.625%, 10/1/34                               845,040
   1,475,000              California School Finance Authority, View Park
                          Elementary School, 5.875%, 10/1/44                             1,504,161
   1,000,000              California School Finance Authority, View Park
                          Elementary School, 6.0%, 10/1/49                               1,019,050
   3,230,000              California School Finance Authority, View Park
                          High School Series A, 7.125%, 10/1/48                          3,560,849
   3,000,000              California School Finance Authority, Classical
                          Academies Project Series A, 7.375%, 10/1/43                    3,498,030
   2,500,000              California Statewide Communities Development
                          Authority, Loma Linda University Medical Center,
                          5.5%, 12/1/54                                                  2,762,100
   1,560,000              California Statewide Communities Development
                          Authority, California Baptist University, 6.125%, 11/1/33      1,771,536
   4,030,000              California Statewide Communities Development
                          Authority, California Baptist University, 6.375%, 11/1/43      4,600,245
   2,000,000              California Statewide Communities Development
                          Authority, Lancer Educational Housing, 7.5%, 6/1/42            2,230,100
     315,559              California Statewide Communities Development
                          Authority, Micrology Holdings Project, 9.0%, 12/1/38 (c)               3
  12,500,000              Golden State Tobacco Securitization Corp.,
                          5.75%, 6/1/47                                                 10,677,000

The accompanying notes are an integral part of these financial statements.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/15 15

--------------------------------------------------------------------------------------------------
Principal       Floating
Amount ($)      Rate (b)                                                             Value
--------------------------------------------------------------------------------------------------
                          California -- (continued)
     130,000              Golden State Tobacco Securitization Corp., 6/1/37          $     109,204
   4,000,000              Pittsburg Unified School District, 9/1/38 (d)(f)                 887,000
   3,925,000              Pittsburg Unified School District, 9/1/39 (d)(f)                 804,743
   2,500,000              Pittsburg Unified School District, 9/1/41 (d)(f)                 736,275
   1,925,000              Pittsburg Unified School District, 9/1/42 (d)(f)                 539,962
   5,000,000              River Islands Public Financing Authority,
                          5.5%, 9/1/45                                                   5,093,750
   6,000,000              Tobacco Securitization Authority of Southern
                          California, San Diego County Securitization Corp.,
                          5.0%, 6/1/37                                                   5,106,900
   2,800,000              Tobacco Securitization Authority of Southern
                          California, San Diego County Securitization Corp.,
                          5.125%, 6/1/46                                                 2,339,372
                                                                                     -------------
                                                                                     $  71,967,917
--------------------------------------------------------------------------------------------------
                          Colorado -- 2.7%
   2,000,000              Colorado Educational & Cultural Facilities
                          Authority, Rocky Mountain Classical Charter
                          School, 8.0%, 9/1/43                                       $   2,049,440
   5,000,000              Colorado Educational & Cultural Facilities
                          Authority, Rocky Mountain Classical Charter
                          School, 8.125%, 9/1/48                                         5,130,800
   8,000,000              Kremmling Memorial Hospital District, 7.125%,
                          12/1/45                                                        6,619,360
                                                                                     -------------
                                                                                     $  13,799,600
--------------------------------------------------------------------------------------------------
                          District of Columbia -- 0.8%
     735,000              District of Columbia Tobacco Settlement Financing
                          Corp., 6.75%, 5/15/40                                      $     735,066
   3,500,000              District of Columbia, Provident Group Howard
                          Properties LLC, 5.0%, 10/1/45                                  3,588,725
                                                                                     -------------
                                                                                     $   4,323,791
--------------------------------------------------------------------------------------------------
                          Florida -- 2.9%
   5,000,000              Alachua County Health Facilities Authority, Terraces
                          Bonita Springs Project Series A, 8.125%, 11/15/46          $   5,811,250
   5,000,000              Capital Trust Agency, Inc., Million Air One LLC,
                          7.75%, 1/1/41                                                  4,811,950
   1,820,000              County of Liberty Florida, Twin Oaks Project 8.25%,
                          7/1/28 (c)                                                       404,550
   1,000,000              Florida Development Finance Corp., Tuscan Isle
                          Obligated Group, 7.0%, 6/1/35                                  1,034,610
   3,000,000              Florida Development Finance Corp., Tuscan Isle
                          Obligated Group, 7.0%, 6/1/45                                  3,074,520
                                                                                     -------------
                                                                                     $  15,136,880
--------------------------------------------------------------------------------------------------
                          Hawaii -- 0.2%
   1,000,000              State of Hawaii Department of Budget & Finance,
                          Craigside Project Series A, 9.0%, 11/15/44                 $   1,254,460
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/15

--------------------------------------------------------------------------------------------------
Principal       Floating
Amount ($)      Rate (b)                                                             Value
--------------------------------------------------------------------------------------------------
                          Illinois -- 4.0%
     526,959              Illinois Finance Authority, Clare Oaks Project
                          Series C2, 11/15/52                                        $     144,424
     526,959              Illinois Finance Authority, Clare Oaks Project
                          Series C3 11/15/52                                                90,842
   2,634,795              Illinois Finance Authority, Clare Oaks Project
                          Series C1, 11/15/52 (d)                                           91,875
     485,000              Illinois Finance Authority, Clare Oaks Project
                          Series A3, 7.0%, 11/15/17                                        485,194
   1,250,000              Illinois Finance Authority, Norwegian American
                          Hospital, Inc., 7.625%, 9/15/28                                1,403,862
   4,845,000              Illinois Finance Authority, Norwegian American
                          Hospital, Inc., 7.75%, 9/15/38                                 5,631,683
   4,213,653       4.00   Illinois Finance Authority, Clare Oaks Project
                          Series E, Floating Rate Note, 11/15/52                         2,695,432
   2,580,000              Southwestern Illinois Development Authority,
                          Village of Sauget, 5.625%, 11/1/26                             2,210,028
     680,000              Southwestern Illinois Development Authority,
                          St Claire County Comprehensive Behavioral
                          Health Center, 6.2%, 6/1/17                                      699,142
   7,020,000              Southwestern Illinois Development Authority,
                          St Claire County Comprehensive Behavioral
                          Health Center, 6.625%, 6/1/37                                  7,174,159
                                                                                     -------------
                                                                                     $  20,626,641
--------------------------------------------------------------------------------------------------
                          Indiana -- 3.5%
   1,750,000              City of Carmel Indiana, Barrington Carmel Project
                          Series A, 7.0%, 11/15/32                                   $   1,957,375
   2,000,000              City of Carmel Indiana, Barrington Carmel Project
                          Series A, 7.125%, 11/15/42                                     2,227,160
   2,000,000              City of Carmel Indiana, Barrington Carmel Project
                          Series A, 7.125%, 11/15/47                                     2,220,480
   3,500,000              City of Crown Point Indiana, Wittenberg Lutheran
                          Project Series A, 8.0%, 11/15/39                               3,995,880
   3,000,000              City of Gary Indiana, 2.5%, 5/1/15                             3,000,450
   4,000,000              Vigo County Hospital Authority, Union Hospital,
                          Inc., 8.0%, 9/1/41                                             4,863,160
                                                                                     -------------
                                                                                     $  18,264,505
--------------------------------------------------------------------------------------------------
                          Iowa -- 1.7%
     105,000              Iowa Tobacco Settlement Authority, 5.5%, 6/1/42            $      92,143
   1,000,000              Iowa Tobacco Settlement Authority, 5.6%, 6/1/34                  951,300
   8,580,000              Iowa Tobacco Settlement Authority, 5.625%, 6/1/46              7,621,957
                                                                                     -------------
                                                                                     $   8,665,400
--------------------------------------------------------------------------------------------------
                          Louisiana -- 0.8%
   5,800,000              Tensas Parish Law Enforcement District, 10/1/26 (c)(d)     $   4,132,674
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/15 17

--------------------------------------------------------------------------------------------------
Principal       Floating
Amount ($)      Rate (b)                                                             Value
--------------------------------------------------------------------------------------------------
                          Maryland -- 0.2%
   1,000,000              Maryland Health & Higher Educational Facilities
                          Authority, City Neighbors Project Series A, 6.75%,
                          7/1/44                                                     $   1,092,090
--------------------------------------------------------------------------------------------------
                          Massachusetts -- 1.4%
   1,116,746              Massachusetts Development Finance Agency,
                          Linden Ponds Series B, 11/15/56 (d)                        $       6,901
   1,235,770              Massachusetts Development Finance Agency,
                          Linden Ponds Series A, 6.25%, 11/15/26                         1,211,537
   3,340,294              Massachusetts Development Finance Agency,
                          Linden Ponds Series A, 6.25%, 11/15/39                         3,218,006
   2,000,000              Massachusetts Development Finance Agency,
                          Advent Care Project Series A, 6.75%, 10/15/37                  2,089,460
     860,000              Massachusetts Development Finance Agency,
                          Advent Care Project Series A, 7.625%, 10/15/37                   971,146
   3,500,000              Massachusetts Health & Educational Facilities
                          Authority, Quincy Medical Center, 1/15/38 (c)(d)                   8,960
                                                                                     -------------
                                                                                     $   7,506,010
--------------------------------------------------------------------------------------------------
                          Michigan -- 8.0%
   4,130,000              Charyl Stockwell Academy, 5.75%, 10/1/25                   $   4,092,665
   3,000,000              Charyl Stockwell Academy, 5.9%, 10/1/35                        2,956,230
   1,250,000              Flint Hospital Building Authority, Hurley Medical
                          Center, 5.25%, 7/1/39                                          1,193,738
   1,250,000              Flint Hospital Building Authority, Hurley Medical
                          Center, 7.375%, 7/1/35                                         1,440,062
   5,485,000              Flint International Academy, 5.75%, 10/1/37                    5,601,008
     225,000              Michigan Public Educational Facilities Authority,
                          Dr Joseph F Pollack Academic Center of Excellence,
                          7.25%, 4/1/20                                                    240,728
   2,020,000              Michigan Public Educational Facilities Authority,
                          Dr Joseph F Pollack Academic Center of Excellence,
                          8.0%, 4/1/40                                                   2,185,721
   4,460,000              Michigan Public Educational Facilities Authority,
                          Dadid Ellis Academy West, 5.875%, 6/1/37                       4,520,656
   4,000,000       6.62   Michigan Strategic Fund, CFP Taylor Governmental
                          Center LLC, Floating Rate Note, 11/1/41                        4,334,280
   7,135,000       6.75   Michigan Strategic Fund, CFP Michigan II LLC,
                          Floating Rate Note, 3/1/40                                     7,782,144
     750,000              Michigan Tobacco Settlement Finance Authority,
                          6.0%, 6/1/34                                                     661,515
   6,190,000              Michigan Tobacco Settlement Finance Authority,
                          6.0%, 6/1/48                                                   5,265,833
   1,250,000              Michigan Tobacco Settlement Finance Authority,
                          6.875%, 6/1/42                                                 1,231,212
                                                                                     -------------
                                                                                     $  41,505,792
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/15

--------------------------------------------------------------------------------------------------
Principal       Floating
Amount ($)      Rate (b)                                                             Value
--------------------------------------------------------------------------------------------------
                          Minnesota -- 0.8%
   2,000,000              Bloomington Port Authority, Radison Blu MOA LLC,
                          9.0%, 12/1/35                                              $   2,331,060
   1,500,000              City of Brooklyn Park Minnesota, Prarie Seeds
                          Academy, 9.25%, 3/1/39                                         1,651,035
                                                                                     -------------
                                                                                     $   3,982,095
--------------------------------------------------------------------------------------------------
                          Missouri -- 1.7%
   5,740,000              Community Memorial Hospital District, 6.68%,
                          12/1/34                                                    $   6,002,146
   2,500,000              Kirkwood Industrial Development Authority,
                          Aberdeen Heights Series A, 8.25%, 5/15/45                      2,878,650
                                                                                     -------------
                                                                                     $   8,880,796
--------------------------------------------------------------------------------------------------
                          New Jersey -- 5.1%
   6,000,000              New Jersey Economic Development Authority,
                          Gloucester Marine Project, 6.625%, 1/1/37                  $   6,083,820
   4,500,000              New Jersey Health Care Facilities Financing
                          Authority, St Peters University Hospital, 6.25%, 7/1/35        4,992,975
   7,000,000              Tobacco Settlement Financing Corp., New Jersey,
                          4.75%, 6/1/34                                                  5,421,080
  13,000,000              Tobacco Settlement Financing Corp., New Jersey,
                          5.0%, 6/1/41                                                  10,099,440
                                                                                     -------------
                                                                                     $  26,597,315
--------------------------------------------------------------------------------------------------
                          New Mexico -- 1.0%
   6,015,000              County of Otero New Mexico, 6.0%, 4/1/28                   $   5,258,433
--------------------------------------------------------------------------------------------------
                          New York -- 4.9%
   1,500,000              Build NYC Resource Corp., Pratt Paper NY,
                          5.0%, 1/1/35                                               $   1,600,845
      85,000              New York City Industrial Development Agency,
                          British Airways Plc, 5.25%, 12/1/32                               85,185
   1,180,000              New York Counties Tobacco Trust IV, 5.0%, 6/1/45                 976,403
  10,000,000              New York Counties Tobacco Trust V, 6/1/38 (d)                  2,408,800
   2,000,000              Onondaga Civic Development Corp., St Joseph's
                          Hospital Health Center, 5.0%, 7/1/42                           2,054,280
   1,000,000              Onondaga Civic Development Corp., St Joseph's
                          Hospital Health Center, 5.125%, 7/1/31                         1,082,520
   4,500,000              Suffolk Tobacco Asset Securitization Corp., 6/1/44             4,522,005
  10,000,000              The Erie County Industrial Development Agency,
                          Galvstar LLC Project Series A, 10/1/30 (c)(d)                  2,549,600
   8,000,000              The Erie County Industrial Development Agency,
                          Galvstar LLC Project Series B, 10/1/30 (c)(d)                  2,039,680
   1,795,000              The Erie County Industrial Development Agency,
                          Galvstar LLC Project Series C, 10/1/30 (c)(d)                    457,653
   9,040,000              TSASC, Inc. New York, Series 1, 5.125%, 6/1/42                 7,685,627
     100,000              Westchester Tobacco Asset Securitization New York,
                          5.125%, 6/1/38                                                    97,147
                                                                                     -------------
                                                                                     $  25,559,745
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/15 19

--------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                            Value
--------------------------------------------------------------------------------------------------
                          Ohio -- 5.2%
   3,000,000              Buckeye Tobacco Settlement Financing Authority,
                          5.75%, 6/1/34                                              $   2,446,560
   4,000,000              Buckeye Tobacco Settlement Financing Authority,
                          5.875%, 6/1/47                                                 3,304,360
   8,555,000              Buckeye Tobacco Settlement Financing Authority,
                          6.0%, 6/1/42                                                   7,141,286
   4,250,000              Buckeye Tobacco Settlement Financing Authority,
                          6.5%, 6/1/47                                                   3,791,510
   1,150,000              County of Muskingum Ohio, Genesis Healthcare
                          System, 5.0%, 2/15/33                                          1,202,222
   5,000,000              County of Muskingum Ohio, Genesis Healthcare
                          System, 5.0%, 2/15/48                                          5,160,550
   3,900,000              Southeastern Ohio Port Authority, Marietta Aera
                          Health Care, Inc., 6.0%, 12/1/42                               4,158,297
                                                                                     -------------
                                                                                     $  27,204,785
--------------------------------------------------------------------------------------------------
                          Pennsylvania -- 9.0%
     465,000              Allegheny County Hospital Development Authority,
                          Ohio Valley General Hospital, 5.125%, 4/1/35               $     463,531
   3,000,000              Pennsylvania Economic Development Financing
                          Authority, Northwestern Human Services, Inc.,
                          5.25%, 6/1/28                                                  3,001,830
   2,005,000              Pennsylvania Economic Development Financing
                          Authority, US Airways Group Series A, 7.5%, 5/1/20             2,347,474
   8,445,000              Pennsylvania Economic Development Financing
                          Authority, US Airways Group Series B, 8.0%, 5/1/29            10,189,821
   2,500,000              Philadelphia Authority for Industrial Development,
                          Green Woods Charter School, 5.5%, 6/15/32                      2,586,275
   5,200,000              Philadelphia Authority for Industrial Development,
                          Green Woods Charter School, 5.75%, 6/15/42                     5,390,580
   1,000,000              Philadelphia Authority for Industrial Development,
                          Performing Arts Charter School, 6.5%, 6/15/33 (144A)           1,024,580
   3,000,000              Philadelphia Authority for Industrial Development,
                          Performing Arts Charter School, 6.75%, 6/15/43 (144A)          3,082,740
   6,000,000              Philadelphia Authority for Industrial Development,
                          Nueva Esperanza, Inc., 8.2%, 12/1/43                           6,697,140
   1,180,000              Philadelphia Hospitals & Higher Education Facilities
                          Authority, Temple University Health Sytem,
                          5.625%, 7/1/36                                                 1,265,975
   6,000,000              Philadelphia Hospitals & Higher Education Facilities
                          Authority, Temple University Health System,
                          5.625%, 7/1/42                                                 6,417,780
   4,000,000              Pottsville Hospital Authority Pennsylvania, Schuylkill
                          Health System, 6.5%, 7/1/28                                    4,343,680
                                                                                     -------------
                                                                                     $  46,811,406
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/15

--------------------------------------------------------------------------------------------------
Principal       Floating
Amount ($)      Rate (b)                                                             Value
--------------------------------------------------------------------------------------------------
                          Puerto Rico -- 2.3%
  14,300,000              Commonwealth of Puerto Rico, 8.0%, 7/1/35 (f)              $  11,922,911
--------------------------------------------------------------------------------------------------
                          Rhode Island -- 0.1%
   2,065,000              Central Falls Detention Facility Corp., 7.25%,
                          7/15/35 (c)                                                $     516,229
--------------------------------------------------------------------------------------------------
                          Texas -- 10.3%
   5,500,000              Arlington Higher Education Finance Corp., LTTS
                          Charter School, Inc., 7.125%, 3/1/44                       $   5,851,065
     400,000              City of Celina Texas, 5.375%, 9/1/28                             394,712
   1,000,000              City of Celina Texas, 5.5%, 9/1/24                               989,790
     250,000              City of Celina Texas, 5.5%, 9/1/32                               246,135
     650,000              City of Celina Texas, 5.875%, 9/1/40                             638,202
   1,075,000              City of Celina Texas, 6.0%, 9/1/30                             1,060,068
   2,700,000              City of Celina Texas, 6.25%, 9/1/40                            2,652,696
   2,000,000              City of Houston Texas Airport System Revenue,
                          United Airlines, Inc., 5.0%, 7/1/29                            2,151,320
     234,442              Gulf Coast Industrial Development Authority,
                          Micrology Holdings LLC, 12/1/36 (c)(d)                                 2
   1,380,000              Kinney County Public Facilities Corp.,
                          7.0%, 11/1/25                                                  1,248,721
 15,000,000               Sanger Industrial Development Corp., Texas
                          Pellets, Inc., 8.0%, 7/1/38                                   16,717,650
   1,775,000              Tarrant County Cultural Education Facilities Finance
                          Corp., Stayton at Museum Way, 8.0%, 11/15/28                   1,763,001
   2,250,000              Tarrant County Cultural Education Facilities Finance
                          Corp., Mirador Project, 8.0%, 11/15/29                         2,190,938
     120,000              Tarrant County Cultural Education Facilities Finance
                          Corp., MRC Crestview Project, 8.0%, 11/15/34                     140,227
   5,000,000              Tarrant County Cultural Education Facilities Finance
                          Corp., Mirador Project, 8.125%, 11/15/39                       4,826,500
   6,350,000              Tarrant County Cultural Education Facilities Finance
                          Corp., MRC Crestview Project, 8.125%, 11/15/44                 7,404,290
   5,000,000              Tarrant County Cultural Education Facilities Finance
                          Corp., Stayton at Museum Way, 8.25%, 11/15/44                  4,955,200
   1,000,000              Texas Midwest Public Facility Corp., Secure Treatment
                          Facility, 10/1/30 (c)(d)                                         177,300
                                                                                     -------------
                                                                                     $  53,407,817
--------------------------------------------------------------------------------------------------
                          Utah -- 1.9%
   1,450,000              Utah State Charter School Finance Authority, Summit
                          Academy High School, 7.25%, 5/15/21                        $   1,590,708
   1,985,000              Utah State Charter School Finance Authority, Summit
                          Academy High School, 8.125%, 5/15/31                           2,214,526
   5,145,000              Utah State Charter School Finance Authority, Summit
                          Academy High School, 8.5%, 5/15/41                             5,843,434
                                                                                     -------------
                                                                                     $   9,648,668
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/15 21

--------------------------------------------------------------------------------------------------
Principal       Floating
Amount ($)      Rate (b)                                                             Value
--------------------------------------------------------------------------------------------------
                          Virginia -- 1.3%
   9,750,000              Tobacco Settlement Financing Corp., Virginia,
                          5.0%, 6/1/47                                               $   6,990,165
--------------------------------------------------------------------------------------------------
                          Washington -- 2.7%
   3,500,000              Washington State Housing Finance Commission,
                          Skyline at First Hill Project, 5.625%, 1/1/27              $   3,524,955
  10,610,000              Washington State Housing Finance Commission,
                          Skyline at First Hill Project, 5.625%, 1/1/38                 10,534,987
                                                                                     -------------
                                                                                     $  14,059,942
--------------------------------------------------------------------------------------------------
                          West Virginia -- 6.4%
  25,000,000              City of Philippi West Virginia, Alderson-Broaddus
                          College, 7.75%, 10/1/44                                    $  25,717,502
   6,345,000              West Virginia Hospital Finance Authority, Highland
                          Hospital, 9.125%, 10/1/41                                      7,414,640
                                                                                     -------------
                                                                                     $  33,132,142
--------------------------------------------------------------------------------------------------
                          Wisconsin -- 3.9%
     500,000              Public Finance Authority, Voyager Foundation, Inc.,
                          5.0%, 10/1/34                                              $     508,190
   1,245,000              Public Finance Authority, Voyager Foundation, Inc.,
                          5.125%, 10/1/45                                                1,256,628
   1,590,000              Public Finance Authority, Coral Academy of Science,
                          5.625%, 7/1/44                                                 1,681,600
   2,815,000              Public Finance Authority, Voyager Foundation Inc.,
                          6.2%, 10/1/42                                                  3,039,046
   5,057,500              Public Finance Authority, Las Ventanas Retirement
                          Community, 7.0%, 10/1/42                                       5,083,597
   5,325,000              Public Finance Authority, Glenridge of Palmer Ranch,
                          8.25%, 6/1/46                                                  6,284,831
   2,330,000              Public Finance Authority, Searstone Project,
                          8.375%, 6/1/20                                                 2,337,806
                                                                                     -------------
                                                                                     $  20,191,698
--------------------------------------------------------------------------------------------------
                          TOTAL MUNICIPAL BONDS
                          (Cost $494,452,710)                                        $ 508,457,228
--------------------------------------------------------------------------------------------------
                          MUNICIPAL COLLATERALIZED DEBT
                          OBLIGATION -- 0.0%+
   1,175,000       0.00   Non-Profit Preferred Funding Trust I, Floating Rate
                          Note, 9/15/37 (144A)                                       $     150,564
--------------------------------------------------------------------------------------------------
                          TOTAL MUNICIPAL COLLATERALIZED
                          DEBT OBLIGATION
                          (Cost $1,172,476)                                          $     150,564
--------------------------------------------------------------------------------------------------
                          TOTAL INVESTMENT IN SECURITIES -- 97.9%
                          (Cost $495,625,186) (a) (g)                                $ 508,607,792
--------------------------------------------------------------------------------------------------
                          OTHER ASSETS & LIABILITIES -- 2.1%                         $  10,837,145
--------------------------------------------------------------------------------------------------
                          TOTAL NET ASSETS -- 100.0%                                 $ 519,444,937
==================================================================================================

The accompanying notes are an integral part of these financial statements.

22 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/15

+         Rounds to less than 0.01%.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At February 28, 2015, the value of these securities amounted to $4,257,884 or 0.8% of total net assets.

(a) At February 28, 2015, the net unrealized appreciation on investments based on cost for federal income tax purposes of $495,330,575 was as follows:

            Aggregate gross unrealized appreciation for all investments in which
              there is an excess of value over tax cost                           $ 38,194,904

            Aggregate gross unrealized depreciation for all investments in
              which there is an excess of tax cost over value                      (24,917,687)
                                                                                  ------------
            Net unrealized appreciation                                           $ 13,277,217
                                                                                  ============

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c)       Security is in default and is non-income producing.

(d) Security issued with a zero coupon. Income is earned through accretion of discount.

(e)       Consists of Revenue Bonds unless otherwise indicated.

(f)       Represents a General Obligation bond.

(g) The concentration of investments by type of obligation/market sector is as follows:

          Revenue Bonds:
          Health                                                           31.2%
          Special Revenues                                                 23.7%
          Education                                                        20.8%
          Various Revenues                                                  9.6%
          Pollution Control Revenue                                         8.8%
          Transportation                                                    2.9%
          General Obligation                                                2.3%
          Insured                                                           0.6%
          Reserves                                                          0.1%
--------------------------------------------------------------------------------
                                                                          100.0%
================================================================================

Purchases and sales of securities (excluding temporary cash investments) for the six months ended February 28, 2015 aggregated $141,133,488 and $117,802,145, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

    Level 1 - quoted prices in active markets for identical securities.

    Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers) as Level 3. See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/15 23

The following is a summary of the inputs used as of February 28, 2015, in valuing the Fund's investments:

--------------------------------------------------------------------------------------------
                                Level 1         Level 2           Level 3       Total
--------------------------------------------------------------------------------------------

Municipal Bonds                 $ --            $508,457,228      $ --          $508,457,228
Municipal Collateralized
  Debt Obligation                 --                 150,564        --               150,564
--------------------------------------------------------------------------------------------
Total                           $ --            $508,607,792      $ --          $508,607,792
============================================================================================

During the six-months ended February 28, 2015, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

24 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/15

Statement of Assets and Liabilities | 2/28/15 (unaudited)

ASSETS:
  Investment in securities, at value (cost $495,625,186)             $508,607,792
  Cash                                                                  3,033,783
  Receivables --
     Investment securities sold                                         1,050,917
     Fund shares sold                                                   2,187,663
     Interest                                                           9,135,503
  Other Assets                                                             39,103
----------------------------------------------------------------------------------
        Total assets                                                 $524,054,761
==================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                 $  2,413,400
     Fund shares repurchased                                            1,560,368
     Dividends                                                            441,257
  Due to affiliates                                                        78,453
  Trustee fees                                                              3,092
  Accrued expenses                                                        113,254
----------------------------------------------------------------------------------
        Total liabilities                                            $  4,609,824
==================================================================================
NET ASSETS:
  Paid-in capital                                                    $559,703,490
  Undistributed net investment income                                   8,649,352
  Accumulated net realized loss on investments                        (61,890,511)
  Net unrealized appreciation on investments                           12,982,606
----------------------------------------------------------------------------------
        Total net assets                                             $519,444,937
==================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $245,851,728/33,077,534 shares)                  $       7.43
  Class C (based on $153,517,026/20,647,883 shares)                  $       7.44
  Class Y (based on $120,076,183/16,365,120 shares)                  $       7.34
MAXIMUM OFFERING PRICE:
  Class A ($7.43 (divided by) 95.5%)                                 $       7.78
==================================================================================

The accompanying notes are an integral part of these financial statements.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/15 25

Statement of Operations (unaudited)

For the Six Months Ended 2/28/15

INVESTMENT INCOME:
  Interest                                              $15,847,143
----------------------------------------------------------------------------------
         Total investment income                                     $ 15,847,143
----------------------------------------------------------------------------------
EXPENSES:
  Management fees                                       $ 1,239,429
  Transfer agent fees
     Class A                                                 10,690
     Class C                                                  3,954
     Class Y                                                    790
  Distribution fees
     Class A                                                300,448
     Class C                                                742,059
  Shareholder communications expense                        137,448
  Administrative reimbursement                               74,230
  Custodian fees                                              4,598
  Registration fees                                          17,098
  Professional fees                                          57,782
  Printing expense                                            6,337
  Fees and expenses of nonaffiliated Trustees                 8,320
  Miscellaneous                                              46,481
----------------------------------------------------------------------------------
     Total expenses                                                  $  2,649,664
----------------------------------------------------------------------------------
         Net investment income                                       $ 13,197,479
----------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investments                                   $ (8,242,310)
----------------------------------------------------------------------------------
  Change in net unrealized appreciation on investments               $ 18,721,057
----------------------------------------------------------------------------------
  Net gain on investments                                            $ 10,478,747
----------------------------------------------------------------------------------
  Net increase in net assets resulting from operations               $ 23,676,226
==================================================================================

The accompanying notes are an integral part of these financial statements.

26 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/15

Statements of Changes in Net Assets

------------------------------------------------------------------------------------------
                                                            Six Months
                                                            Ended
                                                            2/28/15         Year Ended
                                                            (unaudited)     8/31/14
------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                       $  13,197,479   $  28,710,919
Net realized gain (loss) on investments                        (8,242,310)      2,409,680
Change in net unrealized appreciation (depreciation)
  on investments                                               18,721,057       3,527,217
------------------------------------------------------------------------------------------
      Net increase in net assets resulting
         from operations                                    $  23,676,226   $  34,647,816
------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class A ($0.20 and $0.44 per share, respectively)         $  (6,504,336)  $ (14,679,335)
  Class C ($0.17 and $0.39 per share, respectively)            (3,460,383)     (8,896,752)
  Class Y ($0.20 and $0.45 per share, respectively)            (3,003,688)     (6,197,281)
------------------------------------------------------------------------------------------
         Total distributions to shareowners                 $ (12,968,407)  $ (29,773,368)
------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                            $  89,784,371   $ 171,100,856
Reinvestment of distributions                                  10,550,363      23,543,400
Cost of shares repurchased                                    (81,580,261)   (274,646,597)
------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting from
         Fund share transactions                            $  18,754,473   $ (80,002,341)
------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets                 $  29,462,292   $ (75,127,893)
NET ASSETS:
Beginning of period                                           489,982,645     565,110,538
------------------------------------------------------------------------------------------
End of period                                               $ 519,444,937   $ 489,982,645
------------------------------------------------------------------------------------------
Undistributed net investment income                         $   8,649,352   $   8,420,280
==========================================================================================

The accompanying notes are an integral part of these financial statements.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/15 27

------------------------------------------------------------------------------------------
                                 '15 Shares   '15 Amount
                                 (unaudited)  (unaudited)     '14 Shares    '14 Amount
------------------------------------------------------------------------------------------
Class A
Shares sold                       5,674,000   $ 41,742,620     13,364,645   $  95,629,792
Reinvestment of distributions       768,461      5,669,884      1,762,944      12,632,777
Less shares repurchased          (6,409,377)   (47,145,427)   (16,892,168)   (120,665,382)
------------------------------------------------------------------------------------------
   Net increase (decrease)           33,084   $    267,077     (1,764,579)  $ (12,402,813)
==========================================================================================
Class C
Shares sold                       1,825,535   $ 13,485,087      3,088,934   $  22,128,792
Reinvestment of distributions       380,939      2,811,541        969,680       6,948,501
Less shares repurchased          (2,101,932)   (15,457,409)   (10,680,691)    (76,310,340)
------------------------------------------------------------------------------------------
   Net increase (decrease)          104,542   $    839,219     (6,622,077)  $ (47,233,047)
==========================================================================================
Class Y
Shares sold                       4,740,781   $ 34,556,664      7,547,136   $  53,342,272
Reinvestment of distributions       283,962      2,068,938        560,257       3,962,122
Less shares repurchased          (2,614,081)   (18,977,425)   (11,017,755)    (77,670,875)
------------------------------------------------------------------------------------------
   Net increase (decrease)        2,410,662   $ 17,648,177     (2,910,362)  $ (20,366,481)
==========================================================================================

The accompanying notes are an integral part of these financial statements.

28 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/15

Financial Highlights

--------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended        Year       Year        Year       Year       Year
                                                             2/28/15      Ended      Ended       Ended      Ended      Ended
                                                             (unaudited)  8/31/14    8/31/13     8/31/12    8/31/11    8/31/10
--------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                         $   7.27     $   7.19   $   7.94    $   7.58   $   7.97   $   6.84
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.20     $   0.43   $   0.53    $   0.47   $   0.53   $   0.55
   Net realized and unrealized gain (loss) on investments        0.16         0.09      (0.84)       0.34      (0.40)      1.12
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   0.36     $   0.52   $  (0.31)   $   0.81   $   0.13   $   1.67
--------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $  (0.20)    $  (0.44)  $  (0.44)   $  (0.45)  $  (0.52)  $  (0.55)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $   0.16     $   0.08   $  (0.75)   $   0.36   $  (0.39)  $   1.12
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $   7.43     $   7.27   $   7.19    $   7.94   $   7.58   $   7.97
================================================================================================================================
Total return*                                                    4.99%        7.52%     (4.26)%     11.24%      1.83%     25.15%
Ratio of net expenses to average net assets                      0.88%**      0.90%      0.88%       0.89%      0.88%      0.90%
Ratio of net investment income (loss) to average net assets      5.51%**      5.97%      6.26%       6.25%      6.98%      7.08%
Portfolio turnover rate                                            49%**        55%        17%         54%        65%        15%
Net assets, end of period (in thousands)                     $245,852     $240,331   $250,163    $373,039   $378,883   $311,324
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                          0.88%**      0.90%      0.88%       0.89%      0.88%      0.95%
   Net investment income (loss) to average net assets            5.51%**      5.97%      6.26%       6.25%      6.98%      7.03%
================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

The accompanying notes are an integral part of these financial statements.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/15 29

--------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended        Year       Year        Year       Year       Year
                                                             2/28/15      Ended      Ended       Ended      Ended      Ended
                                                             (unaudited)  8/31/14    8/31/13     8/31/12    8/31/11    8/31/10
--------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $   7.28     $   7.19   $   7.94    $   7.58   $   7.96   $   6.83
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.17     $   0.41   $   0.46    $   0.41   $   0.47   $   0.49
   Net realized and unrealized gain (loss) on investments        0.16         0.07      (0.83)       0.35      (0.39)      1.12
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   0.33     $   0.48   $  (0.37)   $   0.76   $   0.08   $   1.61
--------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $  (0.17)    $  (0.39)  $  (0.38)   $  (0.40)  $  (0.46)  $  (0.48)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $   0.16     $   0.09   $  (0.75)   $   0.36   $  (0.38)  $   1.13
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $   7.44     $   7.28   $   7.19    $   7.94   $   7.58   $   7.96
================================================================================================================================
Total return*                                                    4.59%        6.85%     (4.98)%     10.42%      1.19%     24.11%
Ratio of Total expenses to average net assets                    1.63%**      1.66%      1.63%       1.63%      1.63%      1.69%
Ratio of net investment income (loss) to average net assets      4.76%**      5.23%      5.53%       5.50%      6.24%      6.31%
Portfolio turnover rate                                            49%**        55%        17%         54%        65%        15%
Net assets, end of period (in thousands)                     $153,517     $149,453   $195,290    $265,448   $244,848   $184,068
================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

The accompanying notes are an integral part of these financial statements.

30 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/15

--------------------------------------------------------------------------------------------------------------------------------
                                                              Six Months
                                                              Ended        Year       Year        Year       Year       Year
                                                              2/28/15      Ended      Ended       Ended      Ended      Ended
                                                              (unaudited)  8/31/14    8/31/13     8/31/12    8/31/11    8/31/10
--------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                          $   7.18     $   7.10   $   7.84    $   7.49   $   7.88   $  6.80
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                               $   0.19     $   0.46   $   0.53    $   0.48   $   0.53   $  0.57
   Net realized and unrealized gain (loss) on investments         0.17         0.07      (0.82)       0.33      (0.39)     1.08
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations            $   0.36     $   0.53   $  (0.29)   $   0.81   $   0.14   $  1.65
--------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                      $  (0.20)    $  (0.45)  $  (0.45)   $  (0.46)  $  (0.53)  $ (0.56)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $   0.16     $   0.08   $  (0.74)   $   0.35   $  (0.39)  $  1.09
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $   7.34     $   7.18   $   7.10    $   7.84   $   7.49   $  7.88
================================================================================================================================
Total return*                                                     5.11%        7.69%     (4.05)%     11.43%      2.02%    24.73%
Ratio of Total expenses to average net assets                     0.71%**      0.71%      0.72%       0.67%      0.67%     0.67%
Ratio of net investment income (loss) to average net assets       5.69%**      6.17%      6.40%       6.46%      7.21%     7.32%
Portfolio turnover rate                                             49%**        55%        17%         54%        65%       15%
Net assets, end of period (in thousands)                      $120,076     $100,199   $119,658    $176,664   $198,089   $77,757
================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

The accompanying notes are an integral part of these financial statements.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/15 31

Notes to Financial Statements | 2/28/15 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer High Income Municipal Fund (the Fund) is one of five portfolios comprising Pioneer Series Trust V, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund is non-diversified. The investment objective of the Fund is to maximize total return through a combination of income that is exempt from regular federal income tax and capital appreciation.

The Fund offers three classes of shares designated as Class A, Class C and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements which are consistent with those policies generally accepted in the investment company industry:

32 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/15

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
    (NYSE) is open, as of the close of regular trading on the NYSE. Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Cash may include overnight time deposits at approved financial institutions.


    Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc.
    (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees.

    Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

    The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

    At February 28, 2015, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services or broker-dealers).

B.  Investment Income and Transactions

    Discount and premium on purchase prices of debt securities are accreted or amortized, respectively, daily into interest income on a yield-to-maturity basis with a corresponding increase or decrease in the cost basis of the security. Interest income is recorded on the accrual basis.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/15 33

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of August 31, 2014, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by Federal and State tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

    The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions during the year ended August 31, 2014 was as follows:

    ----------------------------------------------------------------------------
                                                                           2014
    ----------------------------------------------------------------------------
    Distributions paid from:
    Tax-exempt income                                               $28,444,745
    Ordinary income                                                   1,328,623
    ----------------------------------------------------------------------------
         Total                                                      $29,773,368
    ============================================================================

    The following shows the components of distributable earnings on a federal income tax-basis at August 31, 2014:

    ----------------------------------------------------------------------------
                                                                           2014
    ----------------------------------------------------------------------------
    Distributable earnings:
    Undistributed tax-exempt income                                $  8,677,221
    Capital loss carryforward                                       (53,648,201)
    Dividend payable                                                   (551,552)
    Net unrealized depreciation                                      (5,443,840)
    ----------------------------------------------------------------------------
         Total                                                     $(50,966,372)
    ============================================================================

34 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/15

    The difference between book-basis and tax-basis net unrealized depreciation is attributable to adjustments related to interest on defaulted bonds, the tax treatment of premium and amortization and tax-basis adjustments on partnerships.

D.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $33,791 in underwriting commissions on the sale of Class A shares during the six months ended February 28, 2015.

E.  Class Allocations

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
    Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

    The Fund declares, as daily dividends, substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, and Class Y shares can reflect different transfer agent and distribution expense rates.

F.  Risks

    At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/15 35

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate equal to 0.50% of the Fund's average daily net assets up to $500 million; 0.475% of the next $500 million of the Fund's average daily net assets and 0.45% of the Fund's average daily net assets over $1 billion. For the six months ended February 28, 2015, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.50% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses (excluding taxes, commissions, interest and extraordinary expenses) of the Fund to the extent required to reduce Fund expenses to 0.90% of the average daily net assets attributable to Class A shares. Class C and Y shares do not have an expense limitation. This expense limitation is in effect through January 1, 2016. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $22,122 in management fees, administrative costs and certain other reimbursements payable to PIM at February 28, 2015.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended February 28, 2015, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                 $ 42,273
Class C                                                                   30,786
Class Y                                                                   64,389
--------------------------------------------------------------------------------
  Total                                                                 $137,448
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $38,729 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at February 28, 2015.

36 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/15

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $17,602 in distribution fees payable to PFD at February 28, 2015.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six months ended February 28, 2015, CDSCs in the amount of $17,612 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended February 28, 2015, the Fund's expenses were not reduced under such arrangements.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect as of February 11, 2015 is in the amount of $215 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.90% (0.85% as of February 12, 2014) on an annualized basis, or the alternate base rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the federal funds rate on the

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/15 37 borrowing date and (c) 2% plus the overnight eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in the credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended February 28, 2015, the Fund had no borrowings under the credit facility.

7. Change in Independent Registered Public Accounting Firm

The Board of Trustees of the Fund, with the approval and recommendation of the Audit Committee, has appointed Deloitte & Touche LLP to serve as the Fund's independent registered public accounting firm. Deloitte & Touche LLP replaced Ernst & Young LLP, which resigned as the Fund's independent registered public accounting firm, effective upon completion of the audit of the Fund's financial statements for the fiscal year ended August 31, 2013.

During the periods that Ernst & Young LLP served as the Fund's independent registered public accounting firm, including the Fund's fiscal years ended August 31, 2013 and August 31, 2012, Ernst & Young LLP's reports on the financial statements of the Fund have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304 (a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

38 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/15

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer High Income Municipal Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in January 2014 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2014 and July 2014. Supplemental contract review materials were provided to the Trustees in September 2014. In addition, the Trustees reviewed and discussed the Fund's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund's investment advisory agreement.

In March 2014, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment advisory agreement, and reviewed and discussed the qualifications of the investment management teams, as well as the level of investment by the Fund's portfolio managers in the Fund. In July 2014, the Trustees, among other things, reviewed the Fund's management fee and total expense ratios, the financial statements of PIM and its parent companies, the profitability analyses provided by PIM, and possible economies of scale. The Trustees also reviewed the profitability of the institutional business of PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer"), as compared to that of PIM's fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Pioneer's institutional accounts, as well as the different services provided by PIM to the Fund and by Pioneer to the institutional accounts. The Trustees further considered contract review materials in September 2014.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/15 39

At a meeting held on September 16, 2014, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also reviewed the amount of non- Fund assets managed by the portfolio managers of the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

40 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/15

Performance of the Fund

In considering the Fund's performance, the Trustees regularly review and discuss analysis and data prepared by PIM and information comparing the Fund's performance with the performance of its peer group of funds as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and with the performance of the Fund's benchmark index. They also discuss the Fund's performance with PIM on a regular basis. The Trustees confirmed that these regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement. For purposes of their contract renewal deliberations, the Trustees considered the discussions held throughout the year regarding the Fund's performance and the performance results of the Fund over various time periods, including the Fund's performance results for periods ended June 30, 2014. The Trustees indicated that they were satisfied with PIM's investment discipline and approach in the prevailing market conditions, notwithstanding relatively poor peer comparisons of total return over the 1- and 3-year periods.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2014 was in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the expense ratio of the Fund's Class A shares for the twelve months ended June 30, 2014 was in the fourth quintile relative to its Morningstar peer group and in the fourth quintile relative its Strategic Insight peer group, in each case for the comparable period. The Trustees considered that the expense ratio of the Fund's Class A shares was only four basis points higher than the median expense ratio of its Morningstar peer group. The Trustees considered the impact of transfer agency, sub-transfer agency, and other non-management fee expenses on the expense ratios of the Fund, and noted the impact of expenses

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/15 41 relating to small accounts and omnibus accounts on transfer and sub-transfer agency expenses generally. The Trustees noted that they separately review the Fund's transfer agency, sub-transfer agency and intermediary arrangements.

The Trustees reviewed management fees charged by Pioneer to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM to the Fund.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

42 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/15

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Funds.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. Pioneer is the principal U.S. asset management business of Pioneer Global Asset Management, the worldwide asset management business of UniCredit Group, which manages over $150 billion in assets (including the Funds). Pioneer and the Funds receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Funds, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Pioneer as a result of its relationship with the Funds were reasonable and their consideration of the advisory agreement between the Fund and PIM and the fees thereunder were unaffected by Pioneer's possible receipt of any such intangible benefits.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/15 43

Trustees, Officers and Service Providers

Trustees                                   Advisory Trustee
Thomas J. Perna, Chairman                  Lorraine H. Monchak*
David R. Bock
Benjamin M. Friedman                       Officers
Margaret B.W. Graham                       Lisa M. Jones, President and Chief
Marguerite A. Piret                           Executive Officer
Fred J. Ricciardi                          Mark E. Bradley, Treasurer and
Kenneth J. Taubes                             Chief Financial Officer
                                           Christopher J. Kelley, Secretary and
                                              Chief Legal Officer

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

*   Ms. Monchak is a non-voting Advisory Trustee.

44 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/15

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2015 Pioneer Investments 20563-08-0415

                  Pioneer Long/Short
                  Global Bond Fund

--------------------------------------------------------------------------------
                  Semiannual Report | February 28, 2015
--------------------------------------------------------------------------------

                  Ticker Symbols:

                  Class A        LSGAX
                  Class C        LSGCX
                  Class Y        LSGYX

                  Note to shareholders: Effective June 1, 2015, the Fund will be renamed Pioneer Long/Short Bond Fund.

                  [LOGO] PIONEER
                         Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             10

Prices and Distributions                                                      11

Performance Update                                                            12

Comparing Ongoing Fund Expenses                                               15

Schedule of Investments                                                       17

Financial Statements                                                          30

Notes to Financial Statements                                                 37

Approval of Investment Advisory Agreement                                     52

Trustees, Officers and Service Providers                                      57

             Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/15 1

President's Letter

Dear Shareowner,

Today's market environment presents numerous opportunities as well as challenges for investors. A disparate global economic landscape has formed, with the U.S. facing prospects for continued growth, while questions abound regarding the outlook for other regions. Employment, household income, and corporate profits have been rising in the U.S. and inflation pressures remain low. However, many countries across Europe as well as Japan face muted growth. In addition, a variety of factors have clouded the outlook for countries such as Russia and Brazil and China's investment-driven economy continues to slow.

Monetary policies of major central banks are diverging, reflecting different economic conditions. With the U.S. economy no longer in need of extraordinary stimulus, the Federal Reserve Board may be closer to raising short-term interest rates. Conversely, the European Central Bank and the Bank of Japan are likely to be adding, not removing, stimulus.

While we anticipate continued growth for the U.S., the outlook is far from certain, nor is the outlook for other regions necessarily dire. It remains to be seen how weakness outside the U.S. will affect global growth and whether easing monetary policies in other regions will spur an economic recovery.

While these economic conditions may lead to increasing volatility in 2015, we believe the opportunity for investors to earn attractive returns will persist. However, in an environment where interest rates remain low and equity valuations have been buoyed by an extended bull market, we believe it is imperative investors adhere to a disciplined investment approach that is consistent with one's goals and objectives, being mindful of the tradeoff between risk and return.

Since 1928 Pioneer's investment professionals have been focused on identifying and capitalizing on investment opportunities that present themselves in a variety of ever changing market conditions, including those we face today. We seek returns consistent with our strategies' stated style and

2 Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/15 objectives and consistent with our shareholders' expectations, regardless of market conditions. We believe our shareowners benefit from the experience and tenure of our investment teams, the insights generated from extensive research resources and a commitment to prudent risk management that seeks to mitigate downside and preserve returns over time.

We encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner, as we do when deploying strategies on behalf of our shareowners.

We greatly appreciate your trust in us in the past and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

             Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/15 3

Portfolio Management Discussion | 2/28/15

    In the following interview, portfolio managers Thomas Swaney and Benjamin Gord discuss the factors that influenced Pioneer Long/Short Global Bond Fund's performance during the six-month period ended February 28, 2015, as well as their investment approach in managing the Fund. Mr. Swaney, Head of Alternative Fixed Income, U.S., a senior vice president, and a portfolio manager at Pioneer (lead portfolio manager of the Fund since 2013), and Mr. Gord, a vice president and a portfolio manager at Pioneer, are responsible for the day-to-day management of the Fund.

Q How did the Fund perform during the six-month period ended February 28, 2015?

A Pioneer Long/Short Global Bond Fund's Class A shares returned 2.06% at net asset value during the six-month period ended February 28, 2015, while the Fund's benchmark, the Bank of America Merrill Lynch (BofA ML) 3-Month U.S. Treasury-Bill Index, returned 0.01%. During the same period, the average return of the 230 mutual funds in Lipper's Alternative Credit Focus Funds category was -0.65%, and the average return of the 427 mutual funds in Morningstar's Non-Traditional Bond Funds category was -0.25%.

Q   Can you provide an overview of the Fund's investment approach?

A The big picture is that we seek to have the Fund produce an average annual return that is greater than the return on 3-month Treasury bills, on an annualized basis, with volatility that is about the same as that of the broad fixed-income market. In pursuing this goal, we seek to have the Fund provide positive returns over most trailing 12-month periods and to minimize the extent of any negative returns, regardless of market conditions.

    Obviously, if we are going to be successful in achieving our objective, the Fund's returns cannot be overly dependent on the direction of one or more financial asset categories. In seeking positive returns regardless of market conditions, we utilize two distinct strategies. One strategy is "directional," in that we need to be correct about whether a particular asset price is poised to go up or down. However, we seek to have the Fund's performance benefit from both positive and negative returns. This means that at times we invest the portfolio in some asset categories within the broad bond market by taking long positions, while speculating against other asset classes by taking short positions.

    The other part of the portfolio utilizes uncorrelated, relative-value-based trading strategies, in which we do not have to take a stance on whether an individual market is going to rise or fall overall. Instead, we need to identify either a segment or security within a market that we believe will outperform

4 Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/15 versus another market segment or security. We execute these portfolio investment strategies across several different global financial markets and many different asset classes. We will seek to "pair" positions, meaning that the Fund will have a long position in one segment/security of a particular market, and a short position in another segment/security. We believe this strategy can allow the Fund to benefit from favorable relative performance, regardless of the overall direction of that market.

    Most importantly, we closely track the risks we have assumed in both portions of the portfolio. We operate within an overall "risk budget" for the portfolio based on our objective of largely avoiding negative 12-month returns.

Q Can you review the principal portfolio investment strategies you implemented during the six-month period ended February 28, 2015? How did those strategies help or hinder the Fund's performance?

A Let's look first at the relative value side of the portfolio, which seeks to realize gains regardless of market direction. One relative value strategy we used during the period was to seek to take advantage of the slope of the yield curve for individual corporate bond issuers. For instance, the long-term debt of companies with weaker balance sheets may react more strongly to changes in business conditions than the short-term debt. Within this strategy, a curve trade in retailer Radio Shack added to the Fund's performance, while a curve trade in gaming company Caesars Entertainment detracted. On the whole, the Fund's long/short curve trading strategies added notably to returns over the six-month period.

    Another strategy that added value to the Fund's returns during the period was our utilization of credit index tranches. Such investments allow us to efficiently accentuate the portfolio's exposure to index constituents that tend to be more susceptible to overall changes in business conditions, while shorting the overall market index. We also implemented pair trades, under which we took opposing long and short positions in two issuers within the same industry. We do this when we believe that the differing company fundamentals are not reflected in their relative valuations. Our pair trades were, on balance, modestly successful for the Fund during the six-month period.

    Another strategy we utilized during the period entailed arbitraging a company's capital structure in anticipation of a divergence in performance. (Arbitrage is defined as a trade that profits by exploiting price differences of identical or similar financial instruments, on different markets or in different forms, due to temporary inefficiencies in the markets; this provides a mechanism to ensure prices do not deviate substantially from fair value for long periods of time. Part of the transaction could fail, and a sudden price movement may make it impossible to close the trade at a

             Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/15 5 profit.) An example of arbitraging would be our buying the issuer's junior subordinated bonds and selling short the issuer's senior secured bonds. Our various capital arbitrage positions had mixed results for the Fund's performance during the period.

    Our management of the Fund's interest-rate exposures detracted modestly from performance during the period as we kept the portfolio in a short-duration stance in the United States at various points due to declines in longer-term rates. (Duration is a measure of the sensitivity of the price - the value of principal - of a fixed-income investment to a change in interest rates, expressed as a number of years.) The short-duration position was based on our view that U.S. interest rates would rise as the Federal Reserve (the
    Fed) solidified expectations for when it would begin to hike the benchmark Federal funds rate. Unfortunately, the market remained sanguine with respect to the interest-rate outlook and the yield curve flattened.

    With regard to currency strategies during the period, we positioned the Fund to benefit from the relative strengthening of the U.S. dollar. Specifically, we went long the U.S. dollar while shorting the euro, the Japanese yen, the Czech koruna, the Brazilian real and the Australian dollar. The currency strategies added to the Fund's return during the period.

    On the directional side of the portfolio, we will take long or short positions in fixed-income markets and securities, based on our performance outlook, while hedging out interest-rate risk. During the period, the Fund's directional trading was challenged as market volatility spiked in late 2014. We were cautious with respect to investments in credit-oriented markets, in particular high-yield corporates, given the tightening in spreads that has occurred (credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities). We did successfully take portfolio positions in corporate bonds, including high-yield issues, on weakness at various points during the six-month period. The Fund's performance benefited from long positions taken in both commercial mortgage-backed (CMBS) and residential mortgage-backed securities (RMBS), as the credit profiles of existing borrowers improved along with the economic backdrop.

    Finally, we took various thematic long/short positions, including those based on U.S. dollar strength, weakness in infrastructure metal commodities, a rebound in crude oil prices and a rise in short-term interest rates. Under this approach, we will take opposite positions in two companies that we believe could be affected differently by their exposures to a particular theme (for instance, dollar strength). Our thematic long/short

6 Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/15 trading strategies, on balance, detracted from the Fund's returns during the period. In this vein, a long position in Hertz did not work opposite a short position in United Rentals.

Q Could you discuss the use of derivative positions in the portfolio during the six-month period ended February 28, 2015, and their effect on the Fund's performance?

A Virtually all of the portfolio's strategies are implemented via derivatives, and so the Fund's performance will always be affected by derivatives trading. For instance, when we want to short U.S. Treasuries, we will do so mainly by selling Treasury futures or sometimes by buying "put" options. Similarly, in the currency sleeve of the Fund, we use forwards and options to gain the desired exposures. With respect to credit markets, where there are no liquid futures contracts, we may use credit default swaps to manage the portfolio's exposures. In other situations, we utilize instruments such as interest-rate or inflation swaps to implement our strategies.

Q What is your assessment of the current macroeconomic climate and the opportunities it may present?

A We currently take a neutral position with respect to U.S. interest rates. While we believe the Fed will be justified in raising rates given the strength of the U.S. economy, weaker conditions overseas and investment flows into the United States could keep expectations tempered with respect to longer-term Treasury yields.

    In general, asset valuations appear to be ahead of economic growth trends, supported by zero-interest-rate policies from central banks around the world. In this vein, credit spreads are tight by historical standards. At the same time, corporate balance sheets are in good shape. Given this backdrop, we see relatively few directional opportunities among fixed-income markets. The CMBS and more credit-sensitive areas of the MBS sector appear to be more attractively valued than corporate bonds.

    The Fed's extraordinarily supportive policies have helped to underpin conditions in recent years. While the beginning of Fed policy tightening is anticipated to a large degree by the market, volatility and performance dispersion could still increase as the speculation about increased rates moves out of the realm of benign prospect and becomes a reality. Slowing economic growth in China and the impact of oil prices on different countries and sectors will also be closely monitored by investors.

             Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/15 7

    On balance, we expect an environment of heightened volatility across fixed-income markets that could well provide opportunities for the Fund's relative value strategies. We plan to focus on identifying investment opportunities that emerge as market reactions overshoot developments on various macroeconomic fronts.

Important note to shareholders: The Board of Trustees of the Fund has approved the elimination of the Fund's current policy normally to invest at least 40% of its net assets in securities of issuers located outside of the United States. In connection with the elimination of this policy, the Fund will be renamed Pioneer Long/Short Bond Fund. The changes are effective as of June 1, 2015.

Please refer to the Schedule of Investments on pages 17-28 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal.

The portfolio may invest in derivative securities, such as options, futures, inverse floating-rate obligations, and swaps, among others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on the performance of the portfolio.

The Fund may take short positions, which involves leverage of its assets and presents additional risks.

The Fund may invest in credit default swaps, which may in some cases be illiquid, and they increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

The Fund employs leverage, which increases the volatility of investment returns and subjects the Fund to magnified losses.

Investments in fixed-income securities involve interest rate, credit, inflation, and reinvestment risks.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

8 Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/15

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The securities issued by U.S. Government sponsored entities (e.g., FNMA, Freddie
Mac) are neither guaranteed nor issued by the U.S. Government.

The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The Fund may invest in event-linked bonds and other insurance-linked securities. The return of principal and the payment of interest on insurance-linked securities are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude.

The Fund may invest in floating-rate loans; the value of collateral, if any, securing a floating-rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate.

The Fund is subject to currency risk, meaning that the Fund could experience losses based on changes in the exchange rate between non-U.S. currencies and the U.S. dollar.

The Fund is non-diversified, which means that it can invest a large percentage of its assets in the securities of any one or more issuers. This increases the Fund's potential risk exposure.

These risks may increase share price volatility.

There is no assurance that these and other strategies used by the Fund will be successful. Please see the prospectus for a more complete discussion of the Fund's risks.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

             Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/15 9

Portfolio Summary | 2/28/15

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Foreign Government Bonds                                                  44.3%
Collateralized Mortgage Obligations                                       24.0%
Temporary Cash Investments                                                12.3%
U.S. Government Securities                                                 4.4%
Mutual Fund                                                                3.8%
Senior Secured Loans                                                       3.3%
International Corporate Bonds                                              2.8%
Convertible Preferred Stocks                                               1.3%
Asset Backed Securities                                                    1.1%
Convertible Corporate Bonds                                                0.9%
U.S. Corporate Bonds                                                       0.9%
U.S. Preferred Stocks                                                      0.9%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

 1.   United Kingdom Treasury Bill, 3/2/15                                        10.60%
----------------------------------------------------------------------------------------
 2.   United Kingdom Treasury Bill, 3/23/15                                       10.60
----------------------------------------------------------------------------------------
 3.   Canadian Treasury Bill, 3/26/15                                              5.69
----------------------------------------------------------------------------------------
 4.   Canadian Treasury Bill, 4/23/15                                              4.92
----------------------------------------------------------------------------------------
 5.   DoubleLine Opportunistic Credit Fund                                         4.39
----------------------------------------------------------------------------------------
 6.   Italy Buoni Ordinari del Tesoro BOT, 3/13/15                                 4.30
----------------------------------------------------------------------------------------
 7.   Canadian Treasury Bill, 4/9/15                                               4.03
----------------------------------------------------------------------------------------
 8.   JP Morgan Mortgage Trust 2014-1 REMICS, Floating Rate Note, 1/25/44 (144A)   3.84
----------------------------------------------------------------------------------------
 9.   Canadian Treasury Bill, 3/12/15                                              3.65
----------------------------------------------------------------------------------------
10.   Sequoia Mortgage Trust 2013-7, Floating Rate Note, 6/25/43                   3.57
----------------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

10 Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/15

Prices and Distributions | 2/28/15

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          Class                      2/28/15                      8/31/14
--------------------------------------------------------------------------------
           A                         $ 10.04                      $ 10.05
--------------------------------------------------------------------------------
           C                         $ 10.00                      $ 10.00
--------------------------------------------------------------------------------
           Y                         $ 10.06                      $ 10.07
--------------------------------------------------------------------------------

Distributions per Share: 9/1/14-2/28/15
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Net Investment        Short-Term          Long-Term
         Class            Income          Capital Gains       Capital Gains
--------------------------------------------------------------------------------
           A             $0.2127               $ --                 $ --
--------------------------------------------------------------------------------
           C             $0.1634               $ --                 $ --
--------------------------------------------------------------------------------
           Y             $0.2303               $ --                 $ --
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Bank of America Merrill Lynch (BofA ML) 3-Month US Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days, that assumes reinvestment of all income. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts appearing on pages 12-14.

            Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/15 11

Performance Update | 2/28/15                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Long/Short Global Bond Fund at public offering price during the periods shown, compared to that of the Bank of America Merrill Lynch (BofA ML) 3-month US Treasury Bill Index.

Average Semiannual Total Returns
(As of February 28, 2015)
--------------------------------------------------------------------------------
                  Net         Public        BofA ML
                  Asset       Offering      3-Month
                  Value       Price         U.S. Treasury
Period            (NAV)       (POP)         Bill Index
--------------------------------------------------------------------------------
Life-of-Class
(12/30/13)        2.20%       -1.75%        0.03%
1 Year            2.57        -2.03         0.03
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2014)
--------------------------------------------------------------------------------
                  Gross       Net
--------------------------------------------------------------------------------
                  2.83%       1.64%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                              Pioneer Long/Short    BofA ML 3-month US
                              Global Bond Fund      Treasury Bill Index
12/31/2013                    $ 9,550               $ 10,000
2/28/2014                     $ 9,551               $ 10,001
2/28/2015                     $ 9,797               $ 10,004

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2016, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/15

Performance Update | 2/28/15                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Long/Short Global Bond Fund during the periods shown, compared to that of the Bank of America Merrill Lynch (BofA
ML) 3-month US Treasury Bill Index.

Average Semiannual Total Returns
(As of February 28, 2015)
--------------------------------------------------------------------------------
                                            BofA ML
                                            3-Month
                  If          If            U.S. Treasury
Period            Held        Redeemed      Bill Index
--------------------------------------------------------------------------------
Life-of-Class
(12/30/13)        1.43%       1.43%         0.03%
1 Year            1.77        1.77          0.03
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2014)
--------------------------------------------------------------------------------
                  Gross       Net
--------------------------------------------------------------------------------
                  3.57%       2.39%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                              Pioneer Long/Short    BofA ML 3-month US
                              Global Bond Fund      Treasury Bill Index
12/31/2013                    $ 10,000              $ 10,000
2/28/2014                     $  9,990              $ 10,001
2/28/2015                     $ 10,167              $ 10,004

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2016, for Class C shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

            Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/15 13

Performance Update | 2/28/15                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Long/Short Global Bond Fund during the periods shown, compared to that of the Bank of America Merrill Lynch (BofA
ML) 3-month US Treasury Bill Index.

Average Semiannual Total Returns
(As of February 28, 2015)
--------------------------------------------------------------------------------
                  Net         BofA ML
                  Asset       3-Month
                  Value       U.S. Treasury
Period            (NAV)       Bill Index
--------------------------------------------------------------------------------
Life-of-Class
(12/30/13)        2.53%       0.03%
1 Year            2.95        0.03
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2014)
--------------------------------------------------------------------------------
                  Gross       Net
--------------------------------------------------------------------------------
                  2.57%       1.39%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                              Pioneer Long/Short    BofA ML 3-month US
                              Global Bond Fund      Treasury Bill Index
12/31/2013                    $ 5,000,000           $ 5,000,000
2/28/2014                     $ 5,000,000           $ 5,000,363
2/28/2015                     $ 5,147,724           $ 5,001,901

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2016, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Long/Short Global Bond Fund

Based on actual returns from September 1, 2014, through February 28, 2015.

--------------------------------------------------------------------------------
Share Class                                      A            C            Y
--------------------------------------------------------------------------------
Beginning Account Value on 9/1/14            $1,000.00    $1,000.00    $1,000.00
--------------------------------------------------------------------------------
Ending Account Value (after expenses)        $1,020.60    $1,016.70    $1,022.40
on 2/28/15
--------------------------------------------------------------------------------
Expenses Paid During Period*                 $    8.07    $   11.80    $    6.82
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio plus the expense ratio of the underlying funds. These combined totals were 1.61%, 2.36%, and 1.36% for Class A, Class C and Class Y shares, respectively. These combined ratios were multiplied by the average account value over the period, and then multiplied by 181/365 (to reflect the one-half year period).

            Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/15 15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Long/Short Global Bond Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from September 1, 2014, through February 28, 2015.

--------------------------------------------------------------------------------
Share Class                                      A            C            Y
--------------------------------------------------------------------------------
Beginning Account Value on 9/1/14            $1,000.00    $1,000.00    $1,000.00
--------------------------------------------------------------------------------
Ending Account Value (after expenses)        $1,016.81    $1,013.09    $1,018.05
on 2/28/15
--------------------------------------------------------------------------------
Expenses Paid During Period*                 $    8.05    $   11.78    $    6.80
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio plus the expense ratio of the underlying funds. These combined totals were 1.61%, 2.36%, and 1.36% for Class A, Class C and Class Y shares, respectively. These combined ratios were multiplied by the average account value over the period, and then multiplied by 181/365 (to reflect the one-half year period).

16 Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/15

Schedule of Investments | 2/28/15 (unaudited)

----------------------------------------------------------------------------------------------------------
                  Floating
Principal         Rate (b)
Amount ($)        (unaudited)                                                              Value
----------------------------------------------------------------------------------------------------------
                                 CONVERTIBLE CORPORATE BONDS -- 1.1%
                                 CAPITAL GOODS -- 1.1%
                                 Construction & Farm Machinery &
                                 Heavy Trucks -- 1.1%
        185,000                  Trinity Industries, Inc., 3.875%, 6/1/36                  $       275,766
                                                                                           ---------------
                                 Total Capital Goods                                       $       275,766
----------------------------------------------------------------------------------------------------------
                                 TOTAL CONVERTIBLE CORPORATE BONDS
                                 (Cost $276,280)                                           $       275,766
----------------------------------------------------------------------------------------------------------
                                 PREFERRED STOCKS -- 1.0%
                                 BANKS -- 1.0%
                                 Diversified Banks -- 1.0%
        320,000           1.20   JPMorgan Chase Capital XXI, Floating Rate Note,
                                 1/15/87                                                   $       264,800
                                                                                           ---------------
                                 Total Banks                                               $       264,800
----------------------------------------------------------------------------------------------------------
                                 TOTAL PREFERRED STOCKS
                                 (Cost $260,276)                                           $       264,800
----------------------------------------------------------------------------------------------------------
                                 CONVERTIBLE PREFERRED STOCKS -- 0.9%
                                 BANKS -- 0.9%
                                 Diversified Banks -- 0.9%
            200                  Bank of America Corp., 7.25% (Perpetual)                  $       234,000
                                                                                           ---------------
                                 Total Banks                                               $       234,000
----------------------------------------------------------------------------------------------------------
                                 TOTAL CONVERTIBLE PREFERRED STOCKS
                                 (Cost $229,386)                                           $       234,000
----------------------------------------------------------------------------------------------------------
                                 ASSET BACKED SECURITIES -- 1.2%
                                 BANKS -- 0.9%
                                 Thrifts & Mortgage Finance -- 0.9%
         49,352                  CAM Mortgage Trust 2014-1, 5.5%, 12/15/53
                                 (Step) (144A)                                             $        49,400
         41,669           1.47   First Franklin Mortgage Loan Trust 2003-FFC, Floating
                                 Rate Note, 11/25/32                                                39,701
         42,911                  Icon Brand Holdings LLC, 4.229%, 1/26/43 (144A)                    42,785
         32,574           3.17   Irwin Whole Loan Home Equity Trust 2003-C, Floating
                                 Rate Note, 6/25/28                                                 32,564
         58,207           5.47   New Century Home Equity Loan Trust, Floating Rate
                                 Note, 8/25/34                                                      60,130
                                                                                           ---------------
                                                                                           $       224,580
                                                                                           ---------------
                                 Total Banks                                               $       224,580
----------------------------------------------------------------------------------------------------------
                                 DIVERSIFIED FINANCIALS -- 0.3%
                                 Other Diversified Financial Services -- 0.3%
         90,000                  TAL Advantage V LLC, 4.1%, 2/22/39                        $        89,370
                                                                                           ---------------
                                 Total Diversified Financials                              $        89,370
----------------------------------------------------------------------------------------------------------
                                 TOTAL ASSET BACKED SECURITIES
                                 (Cost $314,604)                                           $       313,950
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

            Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/15 17

----------------------------------------------------------------------------------------------------------
                  Floating
Principal         Rate (b)
Amount ($)        (unaudited)                                                              Value
----------------------------------------------------------------------------------------------------------
                                 COLLATERALIZED MORTGAGE
                                 OBLIGATIONS -- 25.9%
                                 BANKS -- 25.9%
                                 Thrifts & Mortgage Finance -- 25.9%
        300,000           1.13   Alternative Loan Trust 2005-J4, Floating Rate Note,
                                 7/25/35                                                   $       269,070
        185,000           2.70   BAMLL Commercial Mortgage Securities Trust
                                 2014-INLD, Floating Rate Note, 12/17/29 (144A)                    167,554
         47,858           1.17   Bayview Commercial Asset Trust 2004-3, Floating Rate
                                 Note, 1/25/35 (144A)                                               44,062
        100,000                  Bear Stearns Commercial Mortgage Securities Trust
                                 2006-PWR14, 5.273%, 12/11/38                                      101,737
        115,000           2.76   Carefree Portfolio Trust 2014-CARE, Floating Rate Note,
                                 11/15/29 (144A)                                                   106,210
          3,777                  Citicorp Mortgage Securities REMIC Pass-Through
                                 Certificates Trust Series 2005-3, 5.5%, 4/25/35                     3,778
        175,000           5.57   COBALT Commercial Mortgage Trust 2007-C2, Floating
                                 Rate Note, 4/15/47 (144A)                                         178,474
        175,000                  COMM 2006-C8 Mortgage Trust, 5.377%, 12/10/46                     177,479
        175,000           5.23   Credit Suisse First Boston Mortgage Securities Corp.,
                                 Floating Rate Note, 12/17/40                                      176,124
        175,000           3.27   CSMC Trust 2014-SURF, Floating Rate Note, 2/15/29
                                 (144A)                                                            174,778
        110,000                  GAHR Commercial Mortgage Trust 2015-NRF,
                                 3.38216%, 12/15/19 (144A)                                         103,139
        200,000                  JP Morgan Chase Commercial Mortgage Securities
                                 Trust 2006-CIBC16, 5.623%, 5/12/45                                204,270
        100,000           3.51   JP Morgan Chase Commercial Mortgage Securities
                                 Trust 2013-FL3, Floating Rate Note, 4/17/28 (144A)                100,001
        929,518           3.50   JP Morgan Mortgage Trust 2014-1 REMICS, Floating
                                 Rate Note, 1/25/44 (144A)                                         954,994
        813,323           3.97   JP Morgan Mortgage Trust 2014-1 REMICS, Floating
                                 Rate Note, 1/25/44 (144A)                                         853,291
        125,000           5.27   LB-UBS Commercial Mortgage Trust 2005-C2, Floating
                                 Rate Note, 4/15/40                                                125,242
        150,000           5.28   LB-UBS Commercial Mortgage Trust 2006-C1, Floating
                                 Rate Note, 2/15/41                                                152,182
         55,000           5.48   ML-CFC Commercial Mortgage Trust 2006-3, Floating
                                 Rate Note, 7/12/46                                                 56,128
          6,239           0.95   Nomura Asset Acceptance Corp Alternative Loan Trust
                                 Series 2004-AR2, Floating Rate Note, 10/25/34                       6,215
        695,133           3.50   Sequoia Mortgage Trust 2012-3, Floating Rate Note,
                                 7/25/42                                                           709,823
        720,252           3.00   Sequoia Mortgage Trust 2013-6, Floating Rate Note,
                                 5/26/43                                                           710,292
        901,084           3.00   Sequoia Mortgage Trust 2013-7, Floating Rate Note,
                                 6/25/43                                                           888,624

The accompanying notes are an integral part of these financial statements.

18 Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/15

----------------------------------------------------------------------------------------------------------
                  Floating
Principal         Rate (b)
Amount ($)        (unaudited)                                                              Value
----------------------------------------------------------------------------------------------------------
                                 Thrifts & Mortgage Finance -- (continued)
        250,000           5.36   Wachovia Bank Commercial Mortgage Trust Series
                                 2005-C22, Floating Rate Note, 12/15/44                    $       253,348
        100,000           5.95   Wachovia Bank Commercial Mortgage Trust Series
                                 2007-C34, Floating Rate Note, 5/15/46                             103,823
        200,000           3.67   Wells Fargo Commercial Mortgage Trust 2014-TISH,
                                 Floating Rate Note, 1/15/27 (144A)                                197,268
                                                                                           ---------------
                                                                                           $     6,817,906
                                                                                           ---------------
                                 Total Banks                                               $     6,817,906
----------------------------------------------------------------------------------------------------------
                                 TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                 (Cost $6,637,318)                                         $     6,817,906
----------------------------------------------------------------------------------------------------------
                                 CORPORATE BONDS -- 4.1%
                                 DIVERSIFIED FINANCIALS -- 0.2%
                                 Other Diversified Financial Services -- 0.2%
INR   3,700,000                  European Bank for Reconstruction & Development,
                                 6.0%, 3/3/16                                              $        59,784
                                                                                           ---------------
                                 Total Diversified Financials                              $        59,784
----------------------------------------------------------------------------------------------------------
                                 INSURANCE -- 3.9%
                                 Reinsurance -- 3.9%
        250,000           6.87   Caelus Re, Ltd., Floating Rate Note, 4/7/17 (Cat
                                 Bond) (144A)                                              $       260,900
        250,000           4.15   Kilimanjaro Re, Ltd., Floating Rate Note, 4/30/18
                                 (Cat Bond) (144A)                                                 251,750
        250,000           8.51   Mythen Re, Ltd., Floating Rate Note, 5/7/15 (Cat
                                 Bond) (144A)                                                      252,575
        250,000           4.52   Residential Reinsurance 2012, Ltd., Floating Rate
                                 Note, 12/6/16 (Cat Bond) (144A)                                   256,200
                                                                                           ---------------
                                                                                           $     1,021,425
                                                                                           ---------------
                                 Total Insurance                                           $     1,021,425
----------------------------------------------------------------------------------------------------------
                                 TOTAL CORPORATE BONDS
                                 (Cost $1,076,470)                                         $     1,081,209
----------------------------------------------------------------------------------------------------------
                                 U.S. GOVERNMENT AND AGENCY
                                 OBLIGATIONS -- 4.8%
        140,000                  U.S. Treasury Bills, 3/5/15 (c)                           $       140,000
        835,000                  U.S. Treasury Bills, 4/9/15 (c)                                   834,985
         50,000           0.07   U.S. Treasury Note, Floating Rate Note, 1/31/16                    49,999
        125,000           0.09   U.S. Treasury Note, Floating Rate Note, 4/30/16                   125,013
        125,000           0.09   U.S. Treasury Note, Floating Rate Note, 7/31/16                   124,993
----------------------------------------------------------------------------------------------------------
                                 TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                                 (Cost $1,275,045)                                         $     1,274,990
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

            Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/15 19

----------------------------------------------------------------------------------------------------------
                  Floating
Principal         Rate (b)
Amount ($)        (unaudited)                                                              Value
----------------------------------------------------------------------------------------------------------
                                 FOREIGN GOVERNMENT BONDS -- 47.9%
CAD   1,136,000                  Canadian Treasury Bill, 3/12/15 (c)                       $       907,611
CAD   1,773,000                  Canadian Treasury Bill, 3/26/15 (c)                             1,416,232
CAD   1,535,000                  Canadian Treasury Bill, 4/23/15 (c)                             1,225,571
CAD   1,255,000                  Canadian Treasury Bill, 4/9/15 (c)                              1,002,275
EURO    957,000                  Italy Buoni Ordinari del Tesoro BOT, 3/13/15 (c)                1,070,836
EURO    545,000                  Spain Letras del Tesoro, 4/10/15 (c)                              609,808
EURO    665,000                  Spain Letras del Tesoro, 5/15/15 (c)                              744,013
GBP   1,710,000                  United Kingdom Treasury Bill, 3/2/15 (c)                        2,639,385
GBP   1,710,000                  United Kingdom Treasury Bill, 3/23/15 (c)                       2,638,759
GBP     225,000                  United Kingdom Treasury Bill, 3/9/15 (c)                          347,260
----------------------------------------------------------------------------------------------------------
                                 TOTAL FOREIGN GOVERNMENT BONDS
                                 (Cost $12,669,773)                                        $    12,601,750
----------------------------------------------------------------------------------------------------------
                                 SENIOR FLOATING RATE LOAN
                                 INTERESTS -- 3.6%**
                                 ENERGY -- 0.8%
                                 Oil & Gas Equipment & Services -- 0.5%
         98,998           3.88   Fieldwood Energy LLC, Closing Date Loan, 9/25/18          $        94,976
         49,500           5.75   FR Dixie Acquisition Corp., Term Loan, 1/23/21                     41,332
                                                                                           ---------------
                                                                                           $       136,308
----------------------------------------------------------------------------------------------------------
                                 Integrated Oil & Gas -- 0.3%
         99,000           4.00   Seadrill Operating LP, Initial Term Loan, 2/14/21         $        80,349
                                                                                           ---------------
                                 Total Energy                                              $       216,657
----------------------------------------------------------------------------------------------------------
                                 MATERIALS -- 0.7%
                                 Commodity Chemicals -- 0.1%
         29,700           5.00   Nexeo Solutions LLC, Term Loan B3, 9/9/17                 $        29,069
----------------------------------------------------------------------------------------------------------
                                 Diversified Chemicals -- 0.2%
         49,485           5.00   Univar, Term B Loan, 2/14/17                              $        49,238
----------------------------------------------------------------------------------------------------------
                                 Paper Packaging -- 0.3%
         25,000           8.00   Caraustar Industries, Inc., Incremental Term Loan,
                                 6.75%, 5/1/19                                             $        24,500
         49,500           5.25   Coveris Holdings SA, USD Term Loan, 4/14/19                        49,778
                                                                                           ---------------
                                                                                           $        74,278
----------------------------------------------------------------------------------------------------------
                                 Steel -- 0.1%
         34,825           4.50   Atkore International, Inc., Term Loan (First Lien),
                                 3/27/21                                                   $        33,780
                                                                                           ---------------
                                 Total Materials                                           $       186,365
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/15

----------------------------------------------------------------------------------------------------------
                  Floating
Principal         Rate (b)
Amount ($)        (unaudited)                                                              Value
----------------------------------------------------------------------------------------------------------
                                 CAPITAL GOODS -- 0.3%
                                 Aerospace & Defense -- 0.3%
         33,770           6.25   DynCorp International, Inc., Term Loan, 7/7/16            $        33,616
         24,937           6.50   TASC, Inc., First Lien Term Loan, 2/28/17                          25,228
         24,375           3.25   Wesco Aircraft Hardare Corp., Tranche B Term Loan
                                 (First Lien), 2/24/21                                              24,030
                                                                                           ---------------
                                                                                           $        82,874
                                                                                           ---------------
                                 Total Capital Goods                                       $        82,874
----------------------------------------------------------------------------------------------------------
                                 TRANSPORTATION -- 0.4%
                                 Trucking -- 0.4%
         49,750           5.50   Aegis Toxicology Corp., Tranche B Term Loan (First
                                 Lien), 2/20/21                                            $        49,999
         49,500           8.25   YRC Worldwide, Inc., Initial Term Loan, 2/12/19                    49,252
                                                                                           ---------------
                                                                                           $        99,251
                                                                                           ---------------
                                 Total Transportation                                      $        99,251
----------------------------------------------------------------------------------------------------------
                                 AUTOMOBILES & COMPONENTS -- 0.1%
                                 Auto Parts & Equipment -- 0.1%
         29,850           4.00   Cooper Standard Intermediate Holdco 2 LLC, Term
                                 Loan, 3/28/21                                             $        29,742
                                                                                           ---------------
                                 Total Automobiles & Components                            $        29,742
----------------------------------------------------------------------------------------------------------
                                 MEDIA -- 0.2%
                                 Broadcasting -- 0.1%
         23,485           3.00   CBS Outdoor Americas Capital llc, Tranche B Term
                                 Loan (First Lien), 1/15/21                                $        23,371
----------------------------------------------------------------------------------------------------------
                                 Publishing -- 0.1%
         25,000           7.00   Cengage Learning Acquisitions Inc., Term Loan, 3/6/20     $        25,025
                                                                                           ---------------
                                 Total Media                                               $        48,396
----------------------------------------------------------------------------------------------------------
                                 HOUSEHOLD & PERSONAL PRODUCTS -- 0.4%
                                 Personal Products -- 0.4%
         75,000           7.75   Atrium Innovations, Inc., Tranche B Term Loan (Second
                                 Lien), 7/29/21                                            $        69,567
         36,630           4.00   Party City Holdings, Inc., 2014 Replacement Term
                                 Loan, 7/27/19                                                      36,447
                                                                                           ---------------
                                                                                           $       106,014
                                                                                           ---------------
                                 Total Household & Personal Products                       $       106,014
----------------------------------------------------------------------------------------------------------
                                 DIVERSIFIED FINANCIALS -- 0.4%
                                 Other Diversified Financial Services -- 0.2%
         34,738           4.50   Nord Anglia Education, Initial Term Loan, 3/31/21         $        34,651
         24,813           5.00   SBP Holdings, Ltd., Term Loan (First Lien), 3/24/21                21,773
                                                                                           ---------------
                                                                                           $        56,424
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

            Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/15 21

----------------------------------------------------------------------------------------------------------
                  Floating
Principal         Rate (b)
Amount ($)        (unaudited)                                                              Value
----------------------------------------------------------------------------------------------------------
                                 Consumer Finance -- 0.2%
         34,738           4.00   Trans Union LLC, 2014 Replacement Term Loan,
                                 4/9/21                                                    $        34,672
                                                                                           ---------------
                                 Total Diversified Financials                              $        91,096
----------------------------------------------------------------------------------------------------------
                                 SEMICONDUCTORS & SEMICONDUCTOR
                                 EQUIPMENT -- 0.1%
                                 Semiconductor Equipment -- 0.1%
         35,552           3.50   Emtegris, Inc., Term Loan B, 3/25/21                      $        35,330
                                                                                           ---------------
                                 Total Semiconductors & Semiconductor Equipment            $        35,330
----------------------------------------------------------------------------------------------------------
                                 UTILITIES -- 0.2%
                                 Electric Utilities -- 0.2%
         45,125           4.75   Atlantic Power LP, Term Loan, 2/20/21                     $        45,350
                                                                                           ---------------
                                 Total Utilities                                           $        45,350
----------------------------------------------------------------------------------------------------------
                                 TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                                 (Cost $979,345)                                           $       941,075
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
Shares
----------------------------------------------------------------------------------------------------------
                                 MUTUAL FUND -- 4.2%
         42,432                  DoubleLine Opportunistic Credit Fund                      $     1,093,897
----------------------------------------------------------------------------------------------------------
                                 TOTAL MUTUAL FUND
                                 (Cost $1,075,146)                                         $     1,093,897
----------------------------------------------------------------------------------------------------------
                                 TEMPORARY CASH INVESTMENTS -- 13.3%
                                 REPURCHASE AGREEMENTS -- 13.3%
      3,505,000                  RBC Capital Markets LLC, 0.08%, dated 2/28/15,
                                   repurchase price of $3,505,000, plus accrued
                                   interest on 3/2/15, collateralized by the following:
                                 $1,191,264 Federal National Mortgage Association,
                                 3-4%, 7/1/28- 10/1/42
                                 $858,009 Federal National Mortgage Association
                                 (ARM), 2.28%, 7/1/39
                                 $1,525,828 Federal Home Loan Mortgage Corp.,
                                 2.699%, 11/1/44                                           $     3,505,000
----------------------------------------------------------------------------------------------------------
                                 TOTAL TEMPORARY CASH INVESTMENTS
                                 (Cost $3,505,000)                                         $     3,505,000
----------------------------------------------------------------------------------------------------------
                                 TOTAL INVESTMENT IN SECURITIES -- 108.0%
                                 (Cost $28,298,643) (a)                                    $    28,404,343
----------------------------------------------------------------------------------------------------------
                                 OTHER ASSETS & LIABILITIES -- (8.0)%                      $    (2,106,952)
----------------------------------------------------------------------------------------------------------
                                 TOTAL NET ASSETS -- 100.0%                                $    26,297,391
==========================================================================================================

The accompanying notes are an integral part of these financial statements.

22 Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/15

(Cat Bond)  Catastrophe bond is a high-yield debt instrument that is usually insurance linked and meant to raise money in case of a catastrophe.

(Perpetual) Security with no stated maturity date.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

REMICS      Real Estate Mortgage Investment Conduits.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
            Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit rate or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At February 28, 2015, the value of these securities amounted to $3,993,381 or 15.2% of total net assets.

(a) At February 28, 2015, the net unrealized appreciation on investments based on cost for federal income tax purposes of $28,301,718 was as follows:

               Aggregate gross unrealized appreciation for all investments in which
                  there is an excess of value over tax cost                              $ 286,791
               Aggregate gross unrealized depreciation for all investments in which
                  there is an excess of tax cost over value                               (184,166)
                                                                                         ---------
               Net unrealized appreciation                                               $ 102,625
                                                                                         =========

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c) Security issued with a zero coupon. Income is earned through accretion of discount.

NOTE: Principal amounts are denominated in U.S. Dollars unless otherwise noted:

            CAD          Canadian Dollar

            EURO         Euro

            GBP          British Pound Sterling

            INR          Indian Rupee

Purchases and sales of securities (excluding temporary cash investments) for the six months ended February 28, 2015 aggregated $8,502,204 and $10,773,612, respectively.

The accompanying notes are an integral part of these financial statements.

            Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/15 23

CREDIT DEFAULT SWAP AGREEMENTS -- BUY PROTECTION

-------------------------------------------------------------------------------------------------------
                                                                                         Net
                                                                            Premiums     Unrealized
Notional                           Obligation                  Expiration   Received     Appreciation
Principal ($)     Counterparty     Entity/Index       Coupon   Date         (Paid)       (Depreciation)
-------------------------------------------------------------------------------------------------------
      (749,700)   Citibank NA      Markit CDX North   5.00%    12/20/18     $(148,441)   $ 14,498
                                   America High
                                   Yield Index
      (250,000)   Morgan           Radioshack Corp.   5.00%    6/20/17        123,750      66,498
                  Stanley & Co.
                  International
                  plc
      (250,000)   Citibank NA      JPMorgan Chase     1.00%    3/20/20         (3,780)    (1,110)
                                   & Co.
      (125,000)   J.P. Morgan      Bank of America    1.00%    3/20/20         (1,525)      (794)
                  Securities LLC   Corp.
-------------------------------------------------------------------------------------------------------
                                                                            $ (29,996)   $79,092
=======================================================================================================

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS -- BUY PROTECTION

-------------------------------------------------------------------------------------------------------
                                                                                         Net
                                                                             Premiums    Unrealized
Notional                           Obligation                    Expiration  Received    Appreciation
Principal ($)     Counterparty     Entity/Index          Coupon  Date        (Paid)      (Depreciation)
-------------------------------------------------------------------------------------------------------
EUR (1,375,000)   Intercontinental Markit iTraxx Europe  5.00%   6/20/19     $(200,148)  $(31,193)
                  Exchange         Crossover Index
    (5,010,000)   Chicago          Markit CDX North      1.00%   12/20/19      (85,995)   (13,043)
                  Mercantile       America Investment
                  Exchange         Grade Index
    (1,515,750)   Chicago          Markit CDX North      5.00%   12/20/16      (90,339)    (2,792)
                  Mercantile       America High
                  Exchange         Yield Index
-------------------------------------------------------------------------------------------------------
                                                                             $(376,482)  $(47,028)
=======================================================================================================

Principal amounts are denominated in U.S. Dollars unless otherwise noted:
        EUR       Euro

The accompanying notes are an integral part of these financial statements.

24 Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/15

CREDIT DEFAULT SWAP AGREEMENTS -- SELL PROTECTION

--------------------------------------------------------------------------------------------------------------------
                                                                                                     Net
                                                                                         Premiums    Unrealized
Notional                           Obligation                  Credit       Expiration   Received    Appreciation
Principal ($)(1)  Counterparty     Entity/Index        Coupon  Rating(2)    Date         (Paid)      (Depreciation)
--------------------------------------------------------------------------------------------------------------------
EUR     250,000   Barclays Bank    Norske              5.00%   CCC-           12/20/15   $ (52,243)  $       43,776
                  Plc              Skogindustrier ASA
        645,000   Citibank NA      Markit CDX          5.00%   BBB+           12/20/17     (31,605)           6,942
                                   North America
                                   Investment
                                   Grade Index
        250,000   Citibank NA      Parker Drilling Co. 5.00%   B+              3/20/20     (17,500)           2,439
        250,000   Citibank NA      Transocean Inc.     1.00%   BBB-            3/20/20     (57,065)             (35)
EUR     375,000   Citibank NA      Markit iTraxx       5.00%   BB              6/20/15      (5,154)          10,736
                                   Europe Index
EUR   1,250,000   Citibank NA      Markit iTraxx       1.00%   BBB+            6/20/19    (108,271)          68,609
                                   Europe Index
        250,000   Citibank NA      MBIA, Inc.          5.00%   A-              3/20/15        (625)           2,609
        250,000   Citibank NA      Travelport LLC      5.00%   NR              3/20/15          --            2,770
        250,000   Citibank NA      Sears Roebuck
                                   Acceptance Corp.    5.00%   CCC+            3/20/15     (16,250)          16,146
        300,000   Goldman Sach     Claire's Stores     5.00%   CCC            12/20/15     (12,000)         (25,905)
                  International    Inc.
        300,000   Goldman Sach     Toys R Us Inc.      5.00%   CCC            12/20/15     (10,500)           4,750
                  International
        525,000   Goldman Sach     Sears Roebuck       5.00%   CCC+           12/20/15     (21,000)          10,282
                  International    Acceptance Corp.
        525,000   Goldman Sach     iHeart Media,       5.00%   CCC-           12/20/15     (14,437)          19,180
                  International    Inc.
        260,000   Goldman Sach     Hertz Corp.         5.00%   B              3/20/20        6,096           16,588
                  International
EUR     250,000   Goldman Sach     Altice Finco SA     5.00%   B-             3/20/20       (5,258)          30,451
                  International
EUR     250,000   JP Morgan        Norske              5.00%   CCC-           12/20/15     (50,506)          42,039
                  Chase Bank       Skogindustrier ASA
                  NA
EUR     400,000   JP Morgan        Abengoa SA          5.00%   B              12/20/15     (31,981)          31,757
                  Chase Bank
                  NA
EUR     400,000   JP Morgan        Abengoa SA          5.00%   B               3/20/20    (117,166)          62,127
                  Chase Bank
                  NA
        500,000   JP Morgan        Williams            1.00%   BB+             3/20/20     (25,041)             338
                  Chase Bank       Companies Inc.
                  NA
EUR     250,000   JP Morgan        Norske              5.00%   CCC-            3/20/15     (20,417)          21,017
                  Chase Bank       Skogindustrier ASA
                  NA

The accompanying notes are an integral part of these financial statements.

            Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/15 25

-------------------------------------------------------------------------------------------------------------------
                                                                                                     Net
                                                                                         Premiums    Unrealized
Notional                           Obligation                  Credit       Expiration   Received    Appreciation
Principal ($)(1)  Counterparty     Entity/Index       Coupon   Rating(2)    Date         (Paid)      (Depreciation)
-------------------------------------------------------------------------------------------------------------------
        400,000   Morgan           Markit CDX         5.00%    BBB+           12/20/17   $ (14,500)  $      (795)
                  Stanley & Co.    North America
                  International    Investment
                  plc              Grade Index
        525,000   Morgan           JC Penny           5.00%    CCC-           12/20/16     (15,750)       25,637
                  Stanley & Co.    Corp., Inc.
                  International
                  plc
        250,000   Morgan           MBIA, Inc.         5.00%    A-             12/20/15      (3,125)       12,853
                  Stanley & Co.
                  International
                  plc
        250,000   Morgan           Weatherford        1.00%    BBB-            3/20/20     (32,565)        7,947
                  Stanley & Co.    International
                  International    Ltd.
                  plc
        500,000   Morgan           Diamond            1.00%    A-              3/20/20     (63,792)        7,436
                  Stanley & Co.    Offshore Drill
                  International
                  plc
        250,000   Morgan           Apache Corp.       1.00%    A-              3/20/20     (14,039)       12,085
                  Stanley & Co.
                  International
                  plc
        500,000   Morgan           Nabors             1.00%    BBB             3/20/20     (60,500)          473
                  Stanley & Co.    Industries Inc.
                  International
                  plc
        250,000   Morgan           Canadian           1.00%    BBB+            3/20/20      (5,264)          101
                  Stanley & Co.    Natural
                  International    Resources Ltd.
                  plc
        500,000   Morgan           Energy Transfer    1.00%    BBB-            3/20/20     (18,003)        3,512
                  Stanley & Co.    Partners LP
                  International
                  plc
        250,000   Morgan           Noble Holding       1.00%   BBB             3/20/20     (31,187)      (1,432)
                  Stanley & Co.    International Ltd.
                  International
                  plc
        250,000   Morgan           Weatherford        1.00%    BBB-            3/20/20     (28,843)       4,240
                  Stanley & Co.    International
                  International    Ltd.
                  plc

The accompanying notes are an integral part of these financial statements.

26 Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/15

-------------------------------------------------------------------------------------------------------------------
                                                                                                     Net
                                                                                         Premiums    Unrealized
Notional                           Obligation                  Credit       Expiration   Received    Appreciation
Principal ($)(1)  Counterparty     Entity/Index       Coupon   Rating(2)    Date         (Paid)      (Depreciation)
-------------------------------------------------------------------------------------------------------------------
        250,000   Morgan           Sabine Oil &       5.00%    CCC             3/20/15   $  (3,750)  $    1,991
                  Stanley & Co.    Gas Corp.
                  International
                  plc
        125,000   Morgan           Sears Roebuck      5.00%    CCC+            3/20/15      (5,625)       5,573
                  Stanley & Co.    Acceptance Corp.
                  International
                  plc
-------------------------------------------------------------------------------------------------------------------
                                                                                         $(887,866)  $  446,237
===================================================================================================================

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2) Based on Standard & Poor's rating or the issuer of the weighted average rating of all the underlying securities of the index.

Principal amounts are denominated in U.S. Dollars unless otherwise noted:
         EUR          Euro

INTEREST RATE SWAP AGREEMENTS

------------------------------------------------------------------------------------------------------------
                                                                                             Net
                                                          Annual                 Premiums    Unrealized
Notional                        Pay /        Floating     Fixed     Expiration   Received    Appreciation
Principal ($)   Counterparty    Receive      Rate         Rate      Date         (Paid)      (Depreciation)
------------------------------------------------------------------------------------------------------------
      478,734   Chicago         Receive      LIBOR USD    1.819%        8/7/19   $  2        $   (5,618)
                Mercantile                   3 Month
                Exchange
    1,664,879   Chicago         Receive      LIBOR USD    2.660%        8/7/24     13           (85,437)
                Mercantile                   3 Month
                Exchange
    2,959,079   Chicago         Receive      LIBOR USD    2.624%       2/12/25     13             3,731
                Mercantile                   3 Month
                Exchange
    3,026,292   Chicago         Receive      LIBOR USD    2.808%       2/19/25     14           (19,931)
                Mercantile                   3 Month
                Exchange
------------------------------------------------------------------------------------------------------------
                                                                                 $ 42        $ (107,255)
============================================================================================================

The accompanying notes are an integral part of these financial statements.

            Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/15 27

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

   Level 1 - quoted prices in active markets for identical securities.

   Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

   Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers) are categorized as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of February 28, 2015, in valuing the Fund's assets:

-----------------------------------------------------------------------------------------
                                       Level 1       Level 2       Level 3    Total
-----------------------------------------------------------------------------------------
Convertible Corporate Bonds            $        --   $   275,766   $     --   $   275,766
Preferred Stocks                                --       264,800         --       264,800
Convertible Preferred Stocks               234,000            --         --       234,000
Asset Backed Securities                         --       313,950         --       313,950
Collateralized Mortgage
   Obligations                                  --     6,817,906         --     6,817,906
Corporate Bonds                                 --     1,081,209         --     1,081,209
U.S. Government and
  Agency Obligations                            --     1,274,990         --     1,274,990
Foreign Government Bonds                        --    12,601,750         --    12,601,750
Senior Floating Rate Loan Interests             --       941,075         --       941,075
Mutual Fund                              1,093,897            --         --     1,093,897
Repurchase Agreements                           --     3,505,000         --     3,505,000
-----------------------------------------------------------------------------------------
Total                                  $ 1,327,897   $27,076,446   $     --   $28,404,343
=========================================================================================
Other Financial Instruments
Net Unrealized Appreciation on
  Credit Default Swaps                 $        --   $   525,329   $     --   $   525,329
Net Unrealized Depreciation on
  Centrally Cleared Credit
  Default Swaps                                 --       (47,028)        --       (47,028)
Net Unrealized Depreciation on
  Interest Rate Swaps                           --      (107,255)        --      (107,255)
Net Unrealized Depreciation on
  Futures Contracts                         (1,891)           --         --        (1,891)
Net Unrealized Appreciation on
  Forward Foreign
  Currency Contracts                            --       107,294         --       107,294
Net Unrealized Depreciation on
  Forward Foreign
  Currency Contracts                            --       (17,629)        --       (17,629)
-----------------------------------------------------------------------------------------
Total Other Financial Instruments      $    (1,891)  $   460,711   $     --   $   458,820
=========================================================================================

The accompanying notes are an integral part of these financial statements.

28 Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/15

Transfers are calculated based on beginning period values. During the six months ended February 28, 2015, there were no transfers between Levels 1, 2 and 3.

The following is a summary of the fair valuation of certain Portfolio's assets as of February 28, 2015:

-----------------------------------------------------------------------------------------
                                       Level 1      Level 2      Level 3      Total
-----------------------------------------------------------------------------------------
Assets:
Futures collateral                     $174,997     $       --   $       --   $   174,997
Centrally cleared swap collateral            --        513,330           --       513,330
Foreign currencies                           --        276,295           --       276,295
Liabilities:
Variation margin for futures
   contracts                              5,385             --           --         5,385
Variation margin for centrally
   cleared swap contracts                    --          2,744           --         2,744
-----------------------------------------------------------------------------------------
Total                                  $180,382     $  792,369   $       --   $   972,751
=========================================================================================

The accompanying notes are an integral part of these financial statements.

            Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/15 29

Statement of Assets and Liabilities | 2/28/15 (unaudited)

ASSETS:
  Investment in securities (cost $24,793,643)                                $24,899,343
  Repurchase agreements (cost $3,505,000)                                      3,505,000
-----------------------------------------------------------------------------------------
  Total investment in securities (cost $28,298,643)                           28,404,343
  Futures collateral                                                             174,997
  Centrally cleared swap collateral                                              513,330
  Foreign currencies, at value (cost $276,462)                                   276,295
  Receivables --
     Investment securities sold                                                  705,990
     Swap payments                                                                65,361
     Dividends                                                                    12,484
     Interest                                                                     38,868
     Due from Pioneer Investment Management, Inc.                                 26,580
  Net unrealized appreciation on forward foreign currency contracts              107,294
  Net unrealized appreciation on swap contracts                                  559,131
  Other assets                                                                    56,036
-----------------------------------------------------------------------------------------
         Total assets                                                        $30,940,709
=========================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                         $ 2,829,947
     Trustee fees                                                                  1,127
     Variation margin for futures contracts                                        5,385
     Variation margin for centrally cleared swap contracts                         2,744
  Due to custodian                                                               215,221
  Net unrealized depreciation on forward foreign currency contracts               17,629
  Net unrealized depreciation on swap contracts                                  141,057
  Net unrealized depreciation on centrally cleared swap contracts                 47,028
  Net unrealized depreciation on futures contracts                                 1,891
  Swap contracts, net premiums received                                        1,294,302
  Due to affiliates                                                               24,219
  Accrued expenses                                                                62,768
-----------------------------------------------------------------------------------------
         Total liabilities                                                   $ 4,643,318
=========================================================================================
NET ASSETS:
  Paid-in capital                                                            $26,194,439
  Distributions in excess of net investment income                              (489,620)
  Accumulated net realized gain on investments, futures contracts,
     written swaptions, swap contracts, and foreign currency transactions         28,052
  Net unrealized appreciation on investments                                     105,700
  Net unrealized depreciation on futures contracts                                (1,891)
  Net unrealized appreciation on swap contracts                                  371,046
  Net unrealized appreciation on forward foreign currency contracts and
     other assets and liabilities denominated in foreign currencies               89,665
-----------------------------------------------------------------------------------------
         Total net assets                                                    $26,297,391
=========================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $8,861,685/882,339 shares)                               $     10.04
  Class C (based on $8,744,694/874,039 shares)                               $     10.00
  Class Y (based on $8,691,012/864,340 shares)                               $     10.06
MAXIMUM OFFERING PRICE:
  Class A ($10.04/95.5%)                                                     $     10.51
=========================================================================================

The accompanying notes are an integral part of these financial statements.

30 Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/15

Statement of Operations (unaudited)

For the Six Months Ended 2/28/15

INVESTMENT INCOME:
  Dividends                                                                $    111,337
  Interest                                                                      150,239
--------------------------------------------------------------------------------------------------------
         Total investment income                                                           $    261,576
--------------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                          $    133,843
  Distribution fees
     Class A                                                                     10,727
     Class C                                                                     42,328
  Transfer Agent fees
     Class A                                                                        344
     Class C                                                                        176
     Class Y                                                                        134
  Shareholder communications expense                                                887
  Administrative reimbursement                                                   11,129
  Custodian fees                                                                 22,319
  Registration fees                                                              29,271
  Professional fees                                                              42,812
  Printing fees                                                                  11,268
  Pricing fees                                                                    4,676
  Fees and expenses of nonaffiliated Trustees                                     2,999
  Miscellaneous                                                                  14,515
--------------------------------------------------------------------------------------------------------
     Total expenses                                                                        $    327,428
--------------------------------------------------------------------------------------------------------
     Less fees waived and expenses reimbursed by
         Pioneer Investment Management, Inc.                                                   (108,663)
--------------------------------------------------------------------------------------------------------
     Net expenses                                                                          $    218,765
--------------------------------------------------------------------------------------------------------
         Net investment income                                                             $     42,811
--------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS, WRITTEN OPTIONS, WRITTEN SWAPTIONS,
SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments                                                           $ (1,356,636)
     Futures contracts                                                         (308,391)
     Written options                                                              5,296
     Written swaptions                                                            4,625
     Swap contracts                                                              (3,264)
     Forward foreign currency contracts and other assets and
        liabilities denominated in foreign currencies                         2,070,711    $    412,341
--------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                                           $     47,022
     Futures contracts                                                           50,673
     Written swaptions                                                          (38,043)
     Swap contracts                                                             402,173
     Forward foreign currency contracts and other assets and
        liabilities denominated in foreign currencies                          (426,894)   $     34,931
--------------------------------------------------------------------------------------------------------
  Net gain on investments, futures contracts, written options, written
     swaptions, swap contracts, and foreign currency transactions                          $    447,272
--------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                     $    490,083
========================================================================================================

The accompanying notes are an integral part of these financial statements.

            Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/15 31

Statements of Changes in Net Assets

--------------------------------------------------------------------------------------------------
                                                                      Six Months
                                                                      Ended 2/28/15  12/30/13 (a)
                                                                      (unaudited)    to 8/31/14
--------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                          $    42,811    $    (74,108)
Net realized gain (loss) on investments, futures contracts, written options, written swaptions, swap contracts, and foreign
  currency transactions                                                   412,341        (351,336)
Change in net unrealized appreciation (depreciation) on
  investments, futures contracts, written swaptions, swap
  contracts, and foreign currency transactions                             34,931         529,589
--------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations            $   490,083    $    104,145
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.21 and $0.00 per share, respectively)               $  (183,685)   $         --
      Class C ($0.16 and $0.00 per share, respectively)                  (139,321)             --
      Class Y ($0.23 and $0.00 per share, respectively)                  (194,215)             --
--------------------------------------------------------------------------------------------------
         Total distributions to shareowners                           $  (517,221)   $         --
--------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS: (b)
Net proceeds from sale of shares                                      $   705,142    $ 25,393,752
Reinvestment of distributions                                             194,215              --
Cost of shares repurchased                                                (72,713)            (12)
--------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from
         Fund share transactions                                      $   826,644    $ 25,393,740
--------------------------------------------------------------------------------------------------
      Net increase in net assets                                      $   799,506    $ 25,497,885
NET ASSETS:
Beginning of period                                                   $25,497,885    $         --
--------------------------------------------------------------------------------------------------
End of period                                                         $26,297,391    $ 25,497,885
--------------------------------------------------------------------------------------------------
Undistributed (distributions in excess) of net investment income      $  (489,620)   $    (15,210)
==================================================================================================

(a) Class A, Class C and Class Y shares commenced operations on December 30,
    2013.

(b) At February 28, 2015, PIM owned 95.1% of the value of the outstanding shares of Pioneer Long/Short Global Bond Fund.

The accompanying notes are an integral part of these financial statements.

32 Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/15

---------------------------------------------------------------------------------------
                                 '15 Shares    '15 Amount
                                 (unaudited)   (unaudited)    '14 Shares    '14 Amount
---------------------------------------------------------------------------------------
Class A*
Shares sold                          13,200    $  139,738        855,960    $8,559,806
Reinvestment of distributions        18,673            --             --            --
Less shares repurchased              (5,493)      (55,086)            (1)          (12)
---------------------------------------------------------------------------------------
      Net increase                   26,380    $  268,395        855,959    $8,559,794
=======================================================================================
Class C*
Shares sold                          21,342    $  219,936        839,743    $8,397,613
Reinvestment of distributions        14,202            --             --            --
Less shares repurchased              (1,248)      (12,299)            --            --
---------------------------------------------------------------------------------------
      Net increase                   34,296    $  346,960        839,743    $8,397,613
=======================================================================================
Class Y*
Shares sold                           1,524    $   22,402        843,613    $8,436,333
Reinvestment of distributions        19,737       194,215             --            --
Less shares repurchased                (534)       (5,328)            --            --
---------------------------------------------------------------------------------------
      Net increase                   20,727    $  211,289        843,613    $8,436,333
=======================================================================================

* Class A, Class C and Class Y shares commenced operations on December 30, 2013.

The accompanying notes are an integral part of these financial statements.

            Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/15 33

Financial Highlights

--------------------------------------------------------------------------------------------
                                                                Six Months
                                                                Ended
                                                                2/28/15        12/30/13
                                                                (unaudited)    to 8/31/14
--------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                            $ 10.05        $   10.00
--------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                  $  0.03        $   (0.02)
  Net realized and unrealized gain (loss) on investments           0.17             0.07
--------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations              $  0.20        $    0.05
--------------------------------------------------------------------------------------------
Distribution to shareowners:
  Net investment income                                         $ (0.21)       $      --
--------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                      $ (0.01)       $    0.05
--------------------------------------------------------------------------------------------
Net asset value, end of period                                  $ 10.04        $   10.05
============================================================================================
Total return*                                                      2.06%            0.50%***
Ratio of net expenses to average net assets                        1.55%**          1.55%**
Ratio of net investment income (loss) to average net assets        0.50%**         (0.27)%**
Portfolio turnover rate                                             133%**            65%**
Net assets, end of period (in thousands)                        $ 8,862        $   8,604
Ratios with no waiver of fees and assumption of expenses
  by the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                             2.41%**          2.74%**
  Net investment income (loss) to average net assets              (0.36)%**        (1.46)%**
============================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

*** Not Annualized.

The accompanying notes are an integral part of these financial statements.

34 Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/15

--------------------------------------------------------------------------------------------
                                                               Six Months
                                                               Ended
                                                               2/28/15         12/30/13
                                                               (unaudited)     to 8/31/14
--------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                           $   10.00       $   10.00
--------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                 $   (0.01)      $   (0.07)
  Net realized and unrealized gain (loss) on investments            0.17            0.07
--------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations             $    0.16       $      --
--------------------------------------------------------------------------------------------
Distribution to shareowners:
  Net investment income                                        $   (0.16)      $      --
--------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                     $      --       $      --
--------------------------------------------------------------------------------------------
Net asset value, end of period                                 $   10.00       $   10.00
============================================================================================
Total return*                                                       1.67%           0.00%***
Ratio of net expenses to average net assets                         2.30%**         2.30%**
Ratio of net investment income (loss) to average net assets        (0.25)%**       (1.03)%**
Portfolio turnover rate                                              133%**           65%**
Net assets, end of period (in thousands)                       $   8,745       $   8,399
Ratios with no waiver of fees and assumption of expenses
  by the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                              3.15%**         3.48%**
  Net investment income (loss) to average net assets               (1.10)%**       (2.21)%**
============================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

*** Not Annualized.

The accompanying notes are an integral part of these financial statements.

            Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/15 35

--------------------------------------------------------------------------------------------
                                                                Six Months
                                                                Ended
                                                                2/28/15        12/30/13
                                                                (unaudited)    to 8/31/14
--------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                            $ 10.07        $   10.00
--------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                  $  0.04        $   (0.00)(a)
  Net realized and unrealized gain (loss) on investments           0.18             0.07
--------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations              $  0.22        $    0.07
--------------------------------------------------------------------------------------------
Distribution to shareowners:
  Net investment income                                         $ (0.23)       $      --
--------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                      $ (0.01)       $    0.07
--------------------------------------------------------------------------------------------
Net asset value, end of period                                  $ 10.06        $   10.07
============================================================================================
Total return*                                                      2.24%            0.70%***
Ratio of net expenses to average net assets                        1.30%**          1.30%**
Ratio of net investment income (loss) to average net assets        0.75%**         (0.02)%**
Portfolio turnover rate                                             133%**            65%**
Net assets, end of period (in thousands)                        $ 8,691        $   8,494
Ratios with no waiver of fees and assumption of expenses
  by the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                             2.15%**          2.48%**
  Net investment income (loss) to average net assets              (0.10)%**        (1.20)%**
============================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

*** Not Annualized.

(a) Amount rounds to less than $0.01 or $(0.01) per share.

The accompanying notes are an integral part of these financial statements.

36 Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/15

Notes to Financial Statements | 2/28/15 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Long/Short Global Bond Fund (the Fund) is one of five portfolios comprising Pioneer Series Trust V, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's investment objective is to seek total return.

The Fund offers three classes of shares designated as Class A, Class C, and Class Y shares. Class A, Class C and Class Y shares commenced operations on December 30, 2013. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

            Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/15 37

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
    (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited. Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Shares of money market mutual funds are valued at such funds' net asset value. Cash may include overnight time deposits at approved financial institutions.

    Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

    Securities or loan interests for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees.

38 Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/15

    Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

    At February 28, 2015, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services or broker-dealers).

B.  Investment Income and Transactions

    Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

    Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.  Foreign Currency Translation

    The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

            Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/15 39

    Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in the market price of those securities but are included with the net realized and unrealized gain or loss on investments.

D.  Futures Contracts

    The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at February 28, 2015 was $174,997. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. The use of futures contracts involves, to varying degrees, elements of market, interest rate, currency exchange rate and counterparty risks, which may exceed the amount recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. The average value of contracts open during the six months ended February 28, 2015 was $12,638,471.

    At February 28, 2015, open futures contracts were as follows:

    -----------------------------------------------------------------------------------
                           Number of                                     Unrealized
                           Contracts      Settlement                     Appreciation
    Type                   Long/(Short)   Month         Value            (Depreciation)
    -----------------------------------------------------------------------------------
    F/C 90-Day Euro        (53)           6/17          $(12,996,925)    $ 3,313
    F/C U.S. 5 Year Note   (6)            3/15              (719,953)     (5,204)
    -----------------------------------------------------------------------------------
         Total                                          $(13,716,878)    $(1,891)
    ===================================================================================

40 Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/15

E.  Forward Foreign Currency Contracts

    The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).

F.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of August 31, 2014, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

    The tax character of current year distributions payable will be determined at the end of the current taxable year. There were no distributions paid during the fiscal year ended August 31, 2014.

    The following shows the components of distributable earnings (losses) on a federal income tax basis at August 31, 2014:

    ---------------------------------------------------------------------------
                                                                          2014
    ---------------------------------------------------------------------------
    Distributable earnings:
    Undistributed ordinary income                                   $  517,080
    Capital loss carryforward                                         (436,853)
    Unrealized appreciation                                             49,863
    ---------------------------------------------------------------------------
        Total                                                       $  130,090
    ===========================================================================

            Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/15 41

    The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses or wash sales, adjustments relating to catastrophe bonds and the mark to market of forward, swap and futures contracts.

G.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $41 in underwriting commissions on the sale of Class A shares during the six months ended February 28, 2015.

H.  Class Allocations

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
    Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

    Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

I.  Risks

    When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of underlying issues and their ability to meet their debt obligations. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

42 Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/15

J.  Credit Default Swaption Writing

    The Fund may write put and covered call swaptions on portfolio securities in order to attempt to hedge against changes in the value of portfolio securities or to seek to increase total return. When a swaption is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price upon the exercise of the swaption. When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the swaption written. Premiums received from writing swaptions that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call swaption is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of a swaption bears the market risk of an unfavorable change in the price of the security underlying the written swaption. The Fund did not hold any written swaption contracts at February 28, 2015.

    The average value of contracts open during the six months ended February 28, 2015 was $2,036.

    Transactions in written swaptions for the period ended February 28, 2015 are summarized as follows:

    ----------------------------------------------------------------------------
                                                       Number of     Premiums
                                                       Contracts     Received
    ----------------------------------------------------------------------------
    Options outstanding at beginning of period         (2,500,000)   $   38,750
    Options opened                                             --            --
    Options exercised                                          --            --
    Options closed                                             --            --
    Options expired                                     2,500,000       (38,750)
    ----------------------------------------------------------------------------
    Options outstanding at end of period                        --   $       --
    ============================================================================

            Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/15 43

K.  Credit Default Swap Agreements

    A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices. As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

    When the Fund enters into a credit default swap contract, the protection buyer makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset in the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses in the Statement of Operations.

    Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses in the Statement of Operations.

    Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt

44 Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/15 instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

    Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as variation margin on centrally cleared swaps on the Statement of Assets and Liabilities.

    Open credit default swap contracts at February 28, 2015 are listed in the Schedule of Investments. The average value of swap contracts open during the six months ended February 28, 2015 was $563,949.

L.  Interest Rate Swap Contracts

    The Fund may enter into interest rate swaps to attempt to hedge against interest rate fluctuations or to enhance its income. Pursuant to the interest rate swap agreement, the Fund negotiates with a counterparty to exchange a periodic stream of payments based on a benchmark interest rate. One cash flow stream will typically be a floating rate payment based upon the specified floating benchmark interest rate while the other is typically a fixed interest rate. Payment flows are usually netted against each other, with the difference being paid by one party to the other on a monthly basis.

    Periodic payments received or paid by the Fund are recorded as realized gains or losses in the Statement of Operations. Interest rate swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Interest rate swap contracts are subject to counterparty risk and movements in interest rates.

    Open interest rate swap contracts at February 28, 2015 are listed in the Schedule of Investments. The average value of interest swap contracts open during the six months ended February 28, 2015 was $77,701.

M.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

            Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/15 45

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at an annual rate of 1.05% of the average daily net assets of the Fund up to $1 billion and 0.95% of the Fund's average daily net assets over $1 billion of the Fund. For the period ending February 28, 2015, the effective management fee was equivalent to 1.05% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.55%, 2.30% and 1.30% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. These expense limitations are in effect through January 1, 2016. Fees waived and expenses reimbursed during the six months ended February 28, 2015 are reflected on the Statement of Operations. Fees and expenses of other investment companies in which the Fund may invest are not included in the expense limitations noted above. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $23,240 in management fees, administrative costs and certain other reimbursements payable to PIM at February 28, 2015.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the period ended February 28, 2015, such out-of-pocket expenses by class of shares were as follows:

-------------------------------------------------------------------------------
Shareholder Communications:
-------------------------------------------------------------------------------
Class A                                                                    $424
Class C                                                                     196
Class Y                                                                     267
-------------------------------------------------------------------------------
    Total                                                                  $887
===============================================================================

46 Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/15

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $80 in transfer agent fees and out-of-pocket reimbursements payable from PIMSS at February 28, 2015.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $899 in distribution fees payable to PFD at February 28, 2015.

In addition, redemptions of each class of shares (except
Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSC are paid to PFD. For the six months ended February 28, 2015, there were no CDSCs paid to PFD.

5. Forward Foreign Currency Contracts

At February 28, 2015, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of forward foreign currency contracts open during the six months ended February 28, 2015 was $12,464,896.

            Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/15 47

Open forward foreign currency contracts at February 28, 2015 were as follows:

---------------------------------------------------------------------------------------------------------
                                    Quantity                                                Net
                                    Purchased/      Book        Settlement   US $ Value     Unrealized
Currency             Counterparty   (Sold)          Value       Date         at 2/28/15     Appreciation
---------------------------------------------------------------------------------------------------------
CHF (Swiss
   Franc)            Citibank NA         (344,197)  $ 364,272   5/26/15      $ (362,015)    $   2,257
EURO (European
   Euro)             Citibank NA         (782,715)    889,693   5/26/15        (876,752)       12,941
EURO (European
   Euro)             Citibank NA           80,596       91,553   3/2/15         (90,183)        1,370
HUF (Hungarian
   Forint)           Citibank NA      (22,500,316)     83,433   5/26/15        (82,919)           514
JPY (Japanese
   Yen)              Citibank NA      (74,566,167)    626,304   5/26/15        (623,642)        2,662
THB (Thai Baht)      Citibank NA        1,638,521      50,650   2/27/15         (50,619)           31
TRY (Turkish Lira)   Citibank NA         (491,159)    194,538   5/26/15        (191,623)        2,915
CAD (Canadian        JP Morgan
   Dollar)           Chase Bank        (5,698,646)  4,576,531   4/17/15      (4,550,791)       25,740
CZK (Czech           JP Morgan
   Koruna)           Chase Bank        (7,947,651)    328,358   5/26/15        (323,709)        4,649
EURO (European       JP Morgan
   Euro)             Chase Bank        (2,166,226)  2,472,112   4/17/15      (2,425,266)       46,846
EURO (European       JP Morgan
   Euro)             Chase Bank          (114,930)    130,436   5/26/15        (128,738)        1,698
GBP (British
   Pound             JP Morgan
   Sterling)         Chase Bank          (163,281)    252,231   5/26/15        (251,875)          356
IDR (Indonesian      JP Morgan
   Rupiah)           Chase Bank     2,112,936,713   (159,708)   5/26/15         161,072         1,364
MXN (Mexican         JP Morgan
   Peso)             Chase Bank         4,839,832   (321,564)   5/26/15         322,270           706
SGD (Singapore       JP Morgan
   Dollar)           Chase Bank          (447,397)    328,555   5/26/15        (327,590)          965
TWD (New             JP Morgan
   Taiwan Dollar)    Chase Bank        (3,369,762)    107,557   5/26/15        (107,215)          342
ZAR (South           JP Morgan
   African Rand)     Chase Bank        (1,913,447)    163,624   5/26/15        (161,686)        1,938
---------------------------------------------------------------------------------------------------------
                                                                                            $ 107,294
=========================================================================================================

48 Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/15

--------------------------------------------------------------------------------------------------------
                                   Quantity                                                 Net
                                   Purchased/      Book        Settlement    US $ Value     Unrealized
Currency            Counterparty   (Sold)          Value       Date          at 2/28/15     Depreciation
--------------------------------------------------------------------------------------------------------
CAD (Canadian
   Dollar)          Citibank NA       (578,238)    $ 459,581   5/26/15       $ (461,540)    $  (1,959)
GBP (British
   Pound
   Sterling)        Citibank NA     (1,934,831)    2,978,187   4/17/15       (2,985,413)       (7,226)
NOK (Norwegian
   Krone)           Citibank NA      2,504,524      (328,825)  5/26/15          325,986        (2,839)
SEK (Swedish
   Krona)           Citibank NA     (2,769,439)      329,649   5/26/15         (332,193)       (2,544)
AUD (Australian     JP Morgan
   Dollar)          Chase Bank        (592,608)      460,593   5/26/15         (460,696)         (103)
CLP (Chilean        JP Morgan
   Peso)            Chase Bank     (51,945,557)       83,000   5/26/15          (83,599)         (599)
INR Indian          JP Morgan
   Rupee            Chase Bank      29,278,760      (466,222)  5/26/15          465,748          (474)
TWD (New            JP Morgan
   Taiwan Dollar)   Chase Bank      (6,032,367)      190,046   5/26/15         (191,931)       (1,885)
--------------------------------------------------------------------------------------------------------
                                                                                            $ (17,629)
========================================================================================================

6. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the period ended February 28, 2015, the Fund's expenses were not reduced under such arrangements.

7. Assets and Liabilities Offsetting

Financial instruments subject to an enforceable master netting agreement have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of February 28, 2015.

------------------------------------------------------------------------------------------------------
Assets:
                                                 Net
                                  Gross          Amounts             Gross Amounts
                                  Amounts        of Assets           Not Offset in
                                  Offset         Presented          the Statement of
                                  in the         in the          Assets and Liabilities
                     Gross        Statement      Statement     --------------------------
                     Amounts of   of Assets      of Assets                   Cash
                     Recognized   and            and           Financial     Collateral     Net
Description          Assets       Liabilities    Liabilities   Instruments   Received*      Amount
------------------------------------------------------------------------------------------------------
Forward foreign
 currency
 contracts             $107,294     $      --    $107,294      $      --     $      --      $ 107,294
Swap contracts          559,131      (188,085)    261,046             --            --       2 61,046
------------------------------------------------------------------------------------------------------
                       $666,425     $(188,085)   $368,340      $      --     $      --      $ 368,340
======================================================================================================

            Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/15 49

------------------------------------------------------------------------------------------------------
Liabilities:
                                                Net
                                  Gross         Amounts               Gross Amounts
                                  Amounts       of Liabilities        Not Offset in
                                  Offset        Presented            the Statement of
                                  in the        in the            Assets and Liabilities
                     Gross        Statement     Statement       --------------------------
                     Amounts of   of Assets     of Assets                     Cash
                     Recognized   and           and             Financial     Collateral     Net
Description          Liabilities  Liabilities   Liabilities     Instruments   Pledged*       Amount
-------------------------------------------------------------------------------------------------------
Forward foreign
 currency
 contracts           $  17,629    $       --    $  17,629       $     --      $     --       $ 17,629
Swap contracts         188,085      (188,085)          --             --            --             --
-------------------------------------------------------------------------------------------------------
                     $ 205,714    $ (188,085)   $  17,629       $     --      $     --       $ 17,629
=======================================================================================================

8. Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of February 28, 2015 were as follows:

----------------------------------------------------------------------------------------------
Derivatives not
accounted for as           Asset Derivatives 2015             Liabilities Derivatives 2015
hedging instruments        ---------------------------        --------------------------------
under Accounting           Statement of Assets                Statement of Assets
Standards Codification     and Liabilities                    and Liabilities
(ASC) 815                  Location            Value          Location               Value
----------------------------------------------------------------------------------------------
Forward Foreign            Net unrealized                     Net unrealized
 Currency Contracts        appreciation on                    depreciation on
                           forward foreign                    forward foreign
                           currency contracts  $107,294       currency contracts     $ 17,629
Futures Contracts          Net unrealized                     Net unrealized
                           appreciation on                    depreciation on
                           futures contracts         --       futures contracts         1,891
Swap Contracts             Net unrealized                     Net unrealized
                           appreciation on                    depreciation on
                           swap contracts       559,131       swap contracts          188,085
----------------------------------------------------------------------------------------------
    Total                                      $666,425                              $207,605
==============================================================================================

50 Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/15

The effect of derivative instruments on the Statement of Operations for the six months ended February 28, 2015 was as follows:

-------------------------------------------------------------------------------------------------
                                                                                 Change in
Derivatives not                                                                  Unrealized
accounted for as                                                Realized         Appreciation
hedging instruments       Location of Gain                      Gain or Loss     (Depreciation)
under Accounting          or (Loss) on                          on Derivatives   on Derivatives
Standards Codification    Derivatives Recognized                Recognized       Recognized
(ASC) 815                 in Income                             in Income        in Income
-------------------------------------------------------------------------------------------------
Futures Contracts         Net realized gain (loss) on
                          futures contracts                     $ (308,391)
Futures Contracts         Change in unrealized appreciation
                          (depreciation) on futures contracts                    $  50,673
Written Swaptions         Net realized gain (loss) on
                          written swaptions                     $    9,921
Written Swaptions         Change in unrealized appreciation
                          (depreciation) on written swaptions                    $ (38,043)
Forward Foreign
 Currency Contracts       Net realized gain (loss) on forward
                          foreign currency contracts            $2,158,988
Forward Foreign
 Currency Contracts       Change in unrealized appreciation
                          (depreciation) on forward foreign
                          currency contracts                                     $(433,523)
Swap Contracts            Net realized gain (loss) on
                          swap contracts                        $   (3,264)
Swap Contracts            Change in unrealized appreciation
                          (depreciation) on swap contracts                       $ 402,173

9. Subsequent Event

The Board of Trustees of the Fund has approved the elimination of the Fund's current policy normally to invest at least 40% of the net assets in securities of assets located outside of the United States. In connection with the elimination of this policy, the Fund will be renamed Pioneer Long/Short Bond Fund. These changes are effective on June 1, 2015.

            Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/15 51

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Long/Short Global Bond Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in January 2014 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2014 and July 2014. Supplemental contract review materials were provided to the Trustees in September 2014. In addition, the Trustees reviewed and discussed the Fund's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund's investment advisory agreement.

In March 2014, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment advisory agreement, and reviewed and discussed the qualifications of the investment management teams, as well as the level of investment by the Fund's portfolio managers in the Fund. In July 2014, the Trustees, among other things, reviewed the Fund's management fee and total expense ratios, the financial statements of PIM and its parent companies, the profitability analyses provided by PIM, and possible economies of scale. The Trustees also reviewed the profitability of the institutional business of PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer"), as compared to that of PIM's fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Pioneer's institutional accounts, as well as the different services provided by PIM to the Fund and by Pioneer to the institutional accounts. The Trustees further considered contract review materials in September 2014.

At a meeting held on September 16, 2014, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors

52 Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/15 described below. In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly review and discuss analysis and data prepared by PIM and information comparing the Fund's performance with the performance of its peer group of funds as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and with the performance of the Fund's benchmark index. They also discuss the Fund's performance with PIM on a regular basis. The Trustees confirmed that these regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement. For purposes of their contract renewal deliberations, the Trustees considered the discussions held throughout the year regarding the Fund's performance and the performance results of the Fund over various time periods, including the Fund's performance

            Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/15 53 results for periods ended June 30, 2014. The Trustees indicated that the Fund's performance was satisfactory and supported the renewal of the investment advisory agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2014 was in the fourth quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoint in the management fee schedule and the reduced fee rate above a certain asset level. The Trustees noted the investment management expertise and resources required to implement the Fund's complex investment strategy. The Trustees considered that the expense ratio of the Fund's Class A shares for the twelve months ended June 30, 2014 was in the fourth quintile relative to its Morningstar peer group and in the fifth quintile relative its Strategic Insight peer group, in each case for the comparable period. The Trustees noted that PIM was waiving fees and/or reimbursing expenses in order to limit the ordinary operating expenses of the Fund. The Trustees noted the Fund's relatively small asset size compared to most of the other funds in its peer groups, and that the Fund has not been able to take advantage of the economies of scale afforded by greater asset size. The Trustees considered the impact of transfer agency, sub-transfer agency, and other non-management fee expenses on the expense ratios of the Fund. The Trustees noted that they separately review the Fund's transfer agency, sub-transfer agency and intermediary arrangements.

The Trustees reviewed management fees charged by Pioneer to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and

54 Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/15 considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM to the Fund.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoint in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Funds.

            Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/15 55

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. Pioneer is the principal U.S. asset management business of Pioneer Global Asset Management, the worldwide asset management business of UniCredit Group, which manages over $150 billion in assets (including the Funds). Pioneer and the Funds receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Funds, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Pioneer as a result of its relationship with the Funds were reasonable and their consideration of the advisory agreement between the Fund and PIM and the fees thereunder were unaffected by Pioneer's possible receipt of any such intangible benefits.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

56 Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/15

Trustees, Officers and Service Providers

Trustees                                Advisory Trustee
Thomas J. Perna, Chairman               Lorraine H. Monchak*
David R. Bock
Benjamin M. Friedman                    Officers
Margaret B.W. Graham                    Lisa M. Jones, President and Chief
Marguerite A. Piret                        Executive Officer
Fred J. Ricciardi                       Mark E. Bradley, Treasurer and
Kenneth J. Taubes                          Chief Financial Officer
                                        Christopher J. Kelley, Secretary and
                                           Chief Legal Officer

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

*   Ms. Monchak is a non-voting Advisory Trustee.

            Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/15 57

                           This page for your notes.

58 Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/15

                           This page for your notes.

            Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/15 59

                           This page for your notes.

60 Pioneer Long/Short Global Bond Fund | Semiannual Report | 2/28/15

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2015 Pioneer Investments 27667-01-0415

                        Pioneer Long/Short
                        Opportunistic
                        Credit Fund

--------------------------------------------------------------------------------
                         Semiannual Report | February 28, 2015
--------------------------------------------------------------------------------

                        Ticker Symbols:

                        Class A     LRCAX
                        Class C     LRCCX
                        Class Y     LRCYX

                        [LOGO] PIONEER
                               Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents


President's Letter                                                            2

Portfolio Management Discussion                                               4

Portfolio Summary                                                            10

Prices and Distributions                                                     11

Performance Update                                                           12

Comparing Ongoing Fund Expenses                                              15

Schedule of Investments                                                      17

Financial Statements                                                         30

Notes to Financial Statements                                                37

Approval of Investment Advisory Agreement                                    51

Trustees, Officers and Service Providers                                     56

    Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/15 1

President's Letter

Dear Shareowner,

Today's market environment presents numerous opportunities as well as challenges for investors. A disparate global economic landscape has formed, with the U.S. facing prospects for continued growth, while questions abound regarding the outlook for other regions. Employment, household income, and corporate profits have been rising in the U.S. and inflation pressures remain low. However, many countries across Europe as well as Japan face muted growth. In addition, a variety of factors have clouded the outlook for countries such as Russia and Brazil and China's investment-driven economy continues to slow.

Monetary policies of major central banks are diverging, reflecting different economic conditions. With the U.S. economy no longer in need of extraordinary stimulus, the Federal Reserve Board may be closer to raising short-term interest rates. Conversely, the European Central Bank and the Bank of Japan are likely to be adding, not removing, stimulus.

While we anticipate continued growth for the U.S., the outlook is far from certain, nor is the outlook for other regions necessarily dire. It remains to be seen how weakness outside the U.S. will affect global growth and whether easing monetary policies in other regions will spur an economic recovery.

While these economic conditions may lead to increasing volatility in 2015, we believe the opportunity for investors to earn attractive returns will persist. However, in an environment where interest rates remain low and equity valuations have been buoyed by an extended bull market, we believe it is imperative investors adhere to a disciplined investment approach that is consistent with one's goals and objectives, being mindful of the tradeoff between risk and return.

Since 1928 Pioneer's investment professionals have been focused on identifying and capitalizing on investment opportunities that present themselves in a variety of ever changing market conditions, including those we face today. We seek returns consistent with our strategies' stated style and

2 Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/15 objectives and consistent with our shareholders' expectations, regardless of market conditions. We believe our shareowners benefit from the experience and tenure of our investment teams, the insights generated from extensive research resources and a commitment to prudent risk management that seeks to mitigate downside and preserve returns over time.

We encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner, as we do when deploying strategies on behalf of our shareowners.

We greatly appreciate your trust in us in the past and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

    Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/15 3

Portfolio Management Discussion | 2/28/15

In the following interview, portfolio managers Thomas Swaney and Benjamin Gord discuss the factors that influenced Pioneer Long/Short Opportunistic Credit Fund's performance during the six-month period ended February 28, 2015, as well as their investment approach in managing the Fund. Mr. Swaney, Head of Alternative Fixed Income, U.S., a senior vice president, and a portfolio manager at Pioneer (lead portfolio manager of the Fund since 2013), and Mr. Gord, a vice president and a portfolio manager at Pioneer, are responsible for the day-to-day management of the Fund.

Q How did the Fund perform during the six-month period ended February 28, 2015?

A Pioneer Long/Short Opportunistic Credit Fund's Class A shares returned 1.83% at net asset value during the six-month period ended February 28, 2015, while the Fund's benchmark, the Bank of America Merrill Lynch (BofA ML) 3-Month U.S. Treasury-Bill Index, returned 0.01%. During the same period, the average return of the 230 mutual funds in Lipper's Alternative Credit Focus Funds category was -0.65%, and the average return of the 427 mutual funds in Morningstar's Non-Traditional Bond Funds category was -0.25%.

Q   Can you provide an overview of the Fund's investment approach?

A The big picture is that we seek to have the Fund produce an average annual return that is greater than the return on 3-month Treasury bills, on an annualized basis, with volatility lower than one would experience in the broad equity market. In pursuing this goal, we seek to have the Fund provide positive returns over most trailing 12-month periods and to minimize the extent of any negative returns, regardless of market conditions.

    Obviously, if we are going to be successful in achieving our objective, the Fund's returns cannot be overly dependent on the direction of one or more financial asset categories. In seeking positive returns regardless of market conditions, we utilize two distinct strategies. One strategy is "directional," in that we need to be correct about whether a particular asset price is poised to go up or down. However, we seek to have the Fund's performance benefit from both positive and negative returns. This means that at times we invest the portfolio in some asset categories within the broad bond market by taking long positions, while speculating against other asset classes by taking short positions.

4 Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/15

    The other part of the portfolio utilizes uncorrelated, relative-value-based trading strategies, in which we do not have to take a stance on whether an individual market is going to rise or fall overall. Instead, we need to identify either a segment or security within a market that we believe will outperform versus another market segment or security. We execute these portfolio investment strategies across several different global financial markets and many different asset classes. We will seek to "pair" positions, meaning that the Fund will have a long position in one segment/security of a particular market, and a short position in another segment/security. We believe this strategy can allow the Fund to benefit from favorable relative performance, regardless of the overall direction of that market.

    Most importantly, we closely track the risks we have assumed in both portions of the portfolio and operate within an overall "risk budget," which is based on our goal of largely avoiding negative returns over a 12-month period.

Q Can you review the principal portfolio investment strategies you implemented during the six-month period ended February 28, 2015? How did those strategies help or hinder the Fund's performance?

A Let's look first at the relative value side of the portfolio, which seeks to realize gains regardless of market direction. One relative value strategy we used during the period was to seek to take advantage of the slope of the yield curve for individual corporate bond issuers. For instance, the long-term debt of companies with weaker balance sheets may react more strongly to changes in business conditions than the short-term debt. Within this strategy, a curve trade in retailer Radio Shack added to the Fund's performance, while a curve trade in gaming company Caesars Entertainment detracted. On the whole, the Fund's long/short curve trading strategies added notably to returns over the six-month period.

    Another strategy that added value to the Fund's returns during the period was our utilization of credit index tranches. Such investments allow us to efficiently accentuate the portfolio's exposure to index constituents that tend to be more susceptible to overall changes in business conditions, while shorting the overall market index. We also implemented pair trades, under which we took opposing long and short positions in two issuers within the same industry. We do this when we believe that the differing company fundamentals are not reflected in their relative valuations. Our pair trades were, on balance, modestly successful for the Fund during the six-month period.

    Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/15 5

    During the period, we also utilized the strategy of arbitraging a company's capital structure in anticipation of a divergence in performance. (Arbitrage is defined as a trade that profits by exploiting price differences of identical or similar financial instruments, on different markets or in different forms, due to temporary inefficiencies in the markets; this provides a mechanism to ensure prices do not deviate substantially from fair value for long periods of time. Part of the transaction could fail, and a sudden price movement may make it impossible to close the trade at a profit.) An example of arbitraging would be our buying the issuer's junior subordinated bonds and selling short the issuer's senior secured bonds. Our various capital arbitrage positions had mixed results for the Fund's performance during the period.

    On the directional side of the portfolio, we will take long or short positions in fixed-income markets and securities, based on our performance outlook, while hedging out interest-rate risk. During the period, the Fund's directional trading was challenged as market volatility spiked in late 2014. We were cautious with respect to investments in credit-oriented markets, in particular high-yield corporates, given the tightening in spreads that has occurred (credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities). We did successfully take portfolio positions in corporate bonds, including high-yield issues, on weakness at various points during the six-month period. The Fund's performance benefited from long positions taken in both commercial mortgage-backed (CMBS) and residential mortgage-backed securities (RMBS), as the credit profiles of existing borrowers improved along with the economic backdrop.

    Finally, we took various thematic long/short positions, including those based on U.S. dollar strength, weakness in infrastructure metal commodities, a rebound in crude oil prices and a rise in short-term interest rates. Under this approach, we will take opposite positions in two companies that we believe could be affected differently by their exposures to a particular theme (for instance, dollar strength). Our thematic long/short trading strategies, on balance, contributed positively to the Fund's returns during the period. In this vein, a long position in Hertz did not work opposite a short position in United Rentals.

6 Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/15

Q Could you discuss the use of derivative positions in the portfolio during the six-month period ended February 28, 2015, and their effect on the Fund's performance?

A Virtually all of the portfolio's strategies are implemented via derivatives, and so the Fund's performance will always be affected by derivatives trading. For instance, when we want to short U.S. Treasuries, we will do so mainly by selling Treasury futures or sometimes by buying "put" options. Similarly, in the currency sleeve of the Fund, we use forwards and options to gain the desired exposures. With respect to credit markets, where there are no liquid futures contracts, we may use credit default swaps to manage the portfolio's exposures. In other situations, we utilize instruments such as interest-rate or inflation swaps to implement our strategies.

Q What is your assessment of the current macroeconomic climate and the opportunities it may present?

A In general, asset valuations appear to be ahead of economic growth trends, supported by zero-interest-rate policies from central banks around the world. In this vein, credit spreads are tight by historical standards. At the same time, corporate balance sheets are in good shape. Given this backdrop, we see relatively few directional opportunities among fixed-income markets. The CMBS and more credit-sensitive areas of the MBS sector appear to be more attractively valued than corporate bonds.

    The Fed's extraordinarily supportive policies have helped to underpin conditions in recent years. While the beginning of Fed policy tightening is anticipated to a large degree by the market, volatility and performance dispersion could still increase as the speculation about increased rates moves out of the realm of benign prospect and becomes a reality. Slowing economic growth in China and the impact of oil prices on different countries and sectors will also be closely monitored by investors.

    On balance, we expect an environment of heightened volatility across fixed-income markets that could well provide opportunities for the Fund's relative-value strategies. We plan to focus on identifying investment opportunities that emerge as market reactions overshoot developments on various macroeconomic fronts.

    Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/15 7

Please refer to the Schedule of Investments on pages 17-29 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal.

The portfolio may invest in derivative securities, such as options, futures, inverse floating-rate obligations, and swaps, among others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on the performance of the portfolio.

The Fund may take short positions, which involves leverage of its assets and presents additional risks.

The Fund may invest in credit default swaps, which may in some cases be illiquid, and they increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

The Fund employs leverage, which increases the volatility of investment returns and subjects the Fund to magnified losses.

Investments in fixed-income securities involve interest rate, credit, inflation, and reinvestment risks.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The securities issued by U.S. Government sponsored entities (e.g., FNMA, Freddie
Mac) are neither guaranteed nor issued by the U.S. Government.

The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

8 Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/15

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The Fund may invest in event-linked bonds and other insurance-linked securities. The return of principal and the payment of interest on insurance-linked securities are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude.

The Fund may invest in floating-rate loans; the value of collateral, if any, securing a floating-rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate.

The Fund is subject to currency risk, meaning that the Fund could experience losses based on changes in the exchange rate between non-U.S. currencies and the U.S. dollar.

The Fund is non-diversified, which means that it can invest a large percentage of its assets in the securities of any one or more issuers. This increases the Fund's potential risk exposure.

These risks may increase share price volatility.

There is no assurance that these and other strategies used by the Fund will be successful. Please see the prospectus for a more complete discussion of the Fund's risks.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

    Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/15 9

Portfolio Summary | 2/28/15

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Government Securities                                                 36.9%
Collateralized Mortgage Obligations                                        32.1%
Temporary Cash Investments                                                 14.3%
Mutual Fund                                                                 4.2%
Senior Secured Loans                                                        3.9%
International Corporate Bonds                                               3.1%
Convertible Preferred Stocks                                                1.4%
Asset Backed Securities                                                     1.2%
Convertible Corporate Bonds                                                 1.0%
U.S. Preferred Stocks                                                       1.0%
U.S. Corporate Bonds                                                        0.9%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

  1.  U.S. Treasury Bills, 3/5/15                                                  8.90%
----------------------------------------------------------------------------------------
  2.  U.S. Treasury Note, Floating Rate Note, 7/31/16                              6.32
----------------------------------------------------------------------------------------
  3.  U.S. Treasury Bills, 3/26/15                                                 5.74
----------------------------------------------------------------------------------------
  4.  U.S. Treasury Bills, 4/9/15                                                  5.74
----------------------------------------------------------------------------------------
  5.  U.S. Treasury Bills, 4/16/15                                                 5.74
----------------------------------------------------------------------------------------
  6.  U.S. Treasury Bills, 4/2/15                                                  5.74
----------------------------------------------------------------------------------------
  7.  DoubleLine Opportunistic Credit Fund                                         4.92
----------------------------------------------------------------------------------------
  8.  JP Morgan Mortgage Trust 2014-1 REMICS, Floating Rate Note, 1/25/44 (144A)   4.25
----------------------------------------------------------------------------------------
  9.  Sequoia Mortgage Trust 2013-7, Floating Rate Note, 6/25/43                   3.96
----------------------------------------------------------------------------------------
 10.  U.S. Treasury Bills, 4/23/15                                                 3.89
----------------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

10 Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/15

Prices and Distributions | 2/28/15

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                          2/28/15                      8/31/14
--------------------------------------------------------------------------------
           A                             $9.96                        $10.11
--------------------------------------------------------------------------------
           C                             $9.93                        $10.06
--------------------------------------------------------------------------------
           Y                             $9.98                        $10.13
--------------------------------------------------------------------------------

Distributions per Share: 9/1/14- 2/28/15
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Net Investment         Short-Term          Long-Term
         Class             Income            Capital Gains      Capital Gains
--------------------------------------------------------------------------------
           A              $0.3284                $ --               $ --
--------------------------------------------------------------------------------
           C              $0.2784                $ --               $ --
--------------------------------------------------------------------------------
           Y              $0.3456                $ --               $ --
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Bank of America Merrill Lynch (BofA ML) 3-month US Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days, that assumes reinvestment of all income. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts appearing on pages 12-14.

   Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/15 11

Performance Update | 2/28/15                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Long/Short Opportunistic Credit Fund at public offering price during the periods shown, compared to that of the Bank of America Merrill Lynch (BofA ML) 3-month US Treasury Bill Index.

Average Annual Total Returns
(As of February 28, 2015)
--------------------------------------------------------------------------------
                      Net            Public          BofA ML
                      Asset          Offering        3-Month
                      Value          Price           U.S. Treasury
Period                (NAV)          (POP)           Bill Index
--------------------------------------------------------------------------------
Life-of-Class
(12/30/13)            2.53%          -1.44%          0.03%
1 Year                2.95           -1.67           0.03
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2014)
--------------------------------------------------------------------------------
                      Gross          Net
--------------------------------------------------------------------------------
                      3.03%          1.88%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                             Pioneer Long/Short              BofA ML 3-month
                             Opportunistic Credit Fund       US Treasury Bill Index
12/31/2013                   $9,550                          $10,000
2/28/2014                    $9,551                          $10,001
2/28/2015                    $9,833                          $10,004

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2016, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/15

Performance Update | 2/28/15                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C Shares of Pioneer Long/Short Opportunistic Credit Fund during the periods shown, compared to that of the Bank of America Merrill Lynch (BofA ML) 3-month US Treasury Bill Index.

Average Annual Total Returns
(As of February 28, 2015)
--------------------------------------------------------------------------------
                                                     BofA ML
                                                     3-Month
                      If             If              U.S. Treasury
Period                Held           Redeemed        Bill Index
--------------------------------------------------------------------------------
Life-of-Class
(12/30/13)            1.83%          1.83%           0.03%
1 Year                2.24           2.24            0.03
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2014)
--------------------------------------------------------------------------------
                      Gross          Net
--------------------------------------------------------------------------------
                      3.76%          2.63%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                             Pioneer Long/Short              BofA ML 3-month
                             Opportunistic Credit Fund       US Treasury Bill Index
12/31/2013                   $10,000                         $10,000
2/28/2014                    $ 9,990                         $10,001
2/28/2015                    $10,214                         $10,004

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2016, for Class C shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

   Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/15 13

Performance Update | 2/28/15                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Long/Short Opportunistic Credit Fund during the periods shown, compared to that of the Bank of America Merrill Lynch (BofA ML) 3-month US Treasury Bill Index.

Average Annual Total Returns
(As of February 28, 2015)
--------------------------------------------------------------------------------
                      Net            BofA ML
                      Asset          3-Month
                      Value          U.S. Treasury
Period                (NAV)          Bill Index
--------------------------------------------------------------------------------
Life-of-Class
(12/30/13)            2.85%          0.03%
1 Year                3.23           0.03
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2014)
--------------------------------------------------------------------------------
                      Gross          Net
--------------------------------------------------------------------------------
                      2.76%          1.63%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                             Pioneer Long/Short              BofA ML 3-month
                             Opportunistic Credit Fund       US Treasury Bill Index
12/31/2013                   $5,000,000                      $5,000,000
2/28/2014                    $5,005,000                      $5,000,363
2/28/2015                    $5,166,514                      $5,001,901

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2016, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Long/Short Opportunistic Credit Fund

Based on actual returns from September 1, 2014, through February 28, 2015.

--------------------------------------------------------------------------------
Share Class                                    A             C             Y
--------------------------------------------------------------------------------
Beginning Account Value on 9/1/14          $1,000.00     $1,000.00     $1,000.00
--------------------------------------------------------------------------------
Ending Account Value (after expenses)      $1,018.30     $1,015.30     $1,020.00
on 2/28/15
--------------------------------------------------------------------------------
Expenses Paid During Period*               $    8.86     $   12.59     $    7.61
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio plus the expense ratio of the underlying funds. These combined totals were 1.77%, 2.52%, and 1.52% for Class A, Class C and Class Y shares respectively. These combined ratios were multiplied by the average account value over the period, and then multiplied by 181/365 (to reflect the one-half year period).

   Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/15 15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Long/Short Opportunistic Credit Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from September 1, 2014, through February 28, 2015.

--------------------------------------------------------------------------------
Share Class                                    A             C             Y
--------------------------------------------------------------------------------
Beginning Account Value on 9/1/14          $1,000.00     $1,000.00     $1,000.00
--------------------------------------------------------------------------------
Ending Account Value (after expenses)      $1,016.02     $1,012.30     $1,017.26
on 2/28/15
--------------------------------------------------------------------------------
Expenses Paid During Period*               $    8.85     $   12.57     $    7.60
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio plus the expense ratio of the underlying funds. These combined totals were 1.77%, 2.52%, and 1.52% for Class A, Class C and Class Y shares respectively. These combined ratios were multiplied by the average account value over the period, and then multiplied by 181/365 (to reflect the one-half year period).

16 Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/15

Schedule of Investments | 2/28/15 (unaudited)

---------------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                                Value
---------------------------------------------------------------------------------------------------------
                               CONVERTIBLE CORPORATE BONDS -- 1.0%
                               CAPITAL GOODS -- 1.0%
                               Construction & Farm Machinery & Heavy Trucks -- 1.0%
     185,000                   Trinity Industries, Inc., 3.875%, 6/1/36                    $      275,766
                                                                                           --------------
                               Total Capital Goods                                         $      275,766
---------------------------------------------------------------------------------------------------------
                               TOTAL CONVERTIBLE CORPORATE BONDS
                               (Cost $276,280)                                             $      275,766
---------------------------------------------------------------------------------------------------------
                               PREFERRED STOCKS -- 1.0%
                               BANKS -- 1.0%
                               Diversified Banks -- 1.0%
     320,000          1.20     JPMorgan Chase Capital XXI, Floating Rate Note, 1/15/87     $      264,800
                                                                                           --------------
                               Total Banks                                                 $      264,800
---------------------------------------------------------------------------------------------------------
                               TOTAL PREFERRED STOCKS
                               (Cost $260,276)                                             $      264,800
---------------------------------------------------------------------------------------------------------
                               CONVERTIBLE PREFERRED STOCKS -- 0.9%
                               BANKS -- 0.9%
                               Diversified Banks -- 0.9%
         200                   Bank of America Corp., 7.25% (Perpetual)                    $      234,000
                                                                                           --------------
                               Total Banks                                                 $      234,000
---------------------------------------------------------------------------------------------------------
                               TOTAL CONVERTIBLE PREFERRED STOCKS
                               (Cost $229,386)                                             $      234,000
---------------------------------------------------------------------------------------------------------
                               ASSET BACKED SECURITIES -- 1.2%
                               BANKS -- 0.9%
                               Thrifts & Mortgage Finance -- 0.9%
      61,690                   CAM Mortgage Trust 2014-1, 5.5%, 12/15/53
                               (Step) (144A)                                               $       61,750
      41,669          1.47     First Franklin Mortgage Loan Trust 2003-FFC, Floating
                               Rate Note, 11/25/32                                                 39,701
      42,911                   Icon Brand Holdings LLC, 4.229%, 1/26/43 (144A)                     42,785
      32,574          3.17     Irwin Whole Loan Home Equity Trust 2003-C, Floating
                               Rate Note, 6/25/28                                                  32,564
      58,207          5.47     New Century Home Equity Loan Trust, Floating Rate
                               Note, 8/25/34                                                       60,130
                                                                                           --------------
                                                                                           $      236,930
                                                                                           --------------
                               Total Banks                                                 $      236,930
---------------------------------------------------------------------------------------------------------
                               DIVERSIFIED FINANCIALS -- 0.3%
                               Other Diversified Financial Services -- 0.3%
      90,000                   TAL Advantage V LLC, 4.1%, 2/22/39                          $       89,370
                                                                                           --------------
                               Total Diversified Financials                                $       89,370
---------------------------------------------------------------------------------------------------------
                               TOTAL ASSET BACKED SECURITIES
                               (Cost $326,886)                                             $      326,300
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

   Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/15 17

---------------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                                Value
---------------------------------------------------------------------------------------------------------
                               COLLATERALIZED MORTGAGE
                               OBLIGATIONS -- 31.5%
                               BANKS -- 31.5%
                               Thrifts & Mortgage Finance -- 31.5%
     300,000          1.13     Alternative Loan Trust 2005-J4, Floating Rate
                               Note, 7/25/35                                               $      269,070
     180,000          2.70     BAMLL Commercial Mortgage Securities Trust
                               2014-INLD, Floating Rate Note, 12/17/29 (144A)                     163,026
     250,000          5.99     Banc of America Commercial Mortgage Trust 2007-5,
                               Floating Rate Note, 2/10/51                                        254,299
      47,858          1.17     Bayview Commercial Asset Trust 2004-3, Floating
                               Rate Note, 1/25/35 (144A)                                           44,062
     150,000                   Bear Stearns Commercial Mortgage Securities
                               Trust 2006-PWR14, 5.273%, 12/11/38                                 152,605
     152,000          4.45     CAM Mortgage Trust 2014-2, Floating Rate Note,
                               5/15/48 (144A)                                                     152,760
     120,000          2.76     Carefree Portfolio Trust 2014-CARE, Floating Rate
                               Note, 11/15/29 (144A)                                              110,828
       3,777                   Citicorp Mortgage Securities REMIC Pass-Through
                               Certificates Trust Series 2005-3, 5.5%, 4/25/35                      3,778
     155,000          5.77     COBALT CMBS Commercial Mortgage Trust 2007-C3,
                               Floating Rate Note, 5/15/46                                        146,703
      47,000          5.77     COBALT CMBS Commercial Mortgage Trust 2007-C3,
                               Floating Rate Note, 5/15/46                                         41,596
     175,000          5.57     COBALT Commercial Mortgage Trust 2007-C2,
                               Floating Rate Note, 4/15/47 (144A)                                 178,474
     175,000                   COMM 2006-C8 Mortgage Trust, 5.377%, 12/10/46                      177,479
     175,000          5.23     Credit Suisse First Boston Mortgage Securities Corp.,
                               Floating Rate Note, 12/17/40                                       176,124
     300,000          5.10     Credit Suisse First Boston Mortgage Securities Corp.,
                               Floating Rate Note, 8/15/38                                        274,736
     175,000          3.27     CSMC Trust 2014-SURF, Floating Rate Note,
                               2/15/29 (144A)                                                     174,778
     100,000          4.92     EQTY 2014-MZ Mezzanine Trust, Floating Rate Note,
                               5/9/19 (144A)                                                       98,279
     100,000                   GAHR Commercial Mortgage Trust 2015-NRF,
                               3.38216%, 12/15/19 (144A)                                           93,763
     250,000          5.55     GS Mortgage Securities Trust 2006-GG6, Floating
                               Rate Note, 4/10/38                                                 250,194
     200,000                   JP Morgan Chase Commercial Mortgage Securities
                               Trust 2006-CIBC16, 5.623%, 5/12/45                                 204,270
     125,000          3.51     JP Morgan Chase Commercial Mortgage Securities
                               Trust 2013-FL3, Floating Rate Note, 4/17/28 (144A)                 125,001
     929,518          3.50     JP Morgan Mortgage Trust 2014-1 REMICS, Floating
                               Rate Note, 1/25/44 (144A)                                          954,994
     813,323          3.97     JP Morgan Mortgage Trust 2014-1 REMICS, Floating
                               Rate Note, 1/25/44 (144A)                                          853,291
     125,000          5.27     LB-UBS Commercial Mortgage Trust 2005-C2, Floating
                               Rate Note, 4/15/40                                                 125,242

The accompanying notes are an integral part of these financial statements.

18 Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/15

---------------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                                Value
---------------------------------------------------------------------------------------------------------
                               Thrifts & Mortgage Finance -- (continued)
     187,500          5.28     LB-UBS Commercial Mortgage Trust 2006-C1, Floating
                               Rate Note, 2/15/41                                          $      190,228
     260,000          5.27     Merrill Lynch Mortgage Trust 2005-CKI1, Floating Rate
                               Note, 11/12/37                                                     260,482
      70,000          5.48     ML-CFC Commercial Mortgage Trust 2006-3, Floating
                               Rate Note, 7/12/46                                                  71,435
       6,239          0.95     Nomura Asset Acceptance Corp Alternative Loan Trust
                               Series 2004-AR2, Floating Rate Note, 10/25/34                        6,215
     695,133          3.50     Sequoia Mortgage Trust 2012-3, Floating Rate Note,
                               7/25/42                                                            709,823
     720,252          3.00     Sequoia Mortgage Trust 2013-6, Floating Rate Note,
                               5/26/43                                                            710,292
     901,084          3.00     Sequoia Mortgage Trust 2013-7, Floating Rate Note,
                               6/25/43                                                            888,624
     250,000          5.36     Wachovia Bank Commercial Mortgage Trust Series
                               2005-C22, Floating Rate Note, 12/15/44                             253,348
     125,000          5.95     Wachovia Bank Commercial Mortgage Trust Series
                               2007-C34, Floating Rate Note, 5/15/46                              129,779
     200,000          3.67     Wells Fargo Commercial Mortgage Trust 2014-TISH,
                               Floating Rate Note, 1/15/27 (144A)                                 197,268
                                                                                           --------------
                                                                                           $    8,442,846
                                                                                           --------------
                               Total Banks                                                 $    8,442,846
---------------------------------------------------------------------------------------------------------
                               TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                               (Cost $8,253,325)                                           $    8,442,846
---------------------------------------------------------------------------------------------------------
                               CORPORATE BONDS -- 4.0%
                               DIVERSIFIED FINANCIALS -- 0.2%
                               Other Diversified Financial Services -- 0.2%
INR3,700,000                   European Bank for Reconstruction & Development,
                               6.0%, 3/3/16                                                $       59,784
                                                                                           --------------
                               Total Diversified Financials                                $       59,784
---------------------------------------------------------------------------------------------------------
                               INSURANCE -- 3.8%
                               Reinsurance -- 3.8%
     250,000          6.87     Caelus Re, Ltd., Floating Rate Note, 4/7/17
                               (Cat Bond) (144A)                                           $      260,900
     250,000          4.15     Kilimanjaro Re, Ltd., Floating Rate Note, 4/30/18
                               (Cat Bond) (144A)                                                  251,750
     250,000          8.51     Mythen Re, Ltd., Floating Rate Note, 5/7/15
                               (Cat Bond) (144A)                                                  252,575
     250,000          4.52     Residential Reinsurance 2012, Ltd., Floating Rate
                               Note, 12/6/16 (Cat Bond) (144A)                                    256,200
                                                                                           --------------
                                                                                           $    1,021,425
                                                                                           --------------
                               Total Insurance                                             $    1,021,425
---------------------------------------------------------------------------------------------------------
                               TOTAL CORPORATE BONDS
                               (Cost $1,076,470)                                           $    1,081,209
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

   Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/15 19

---------------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                              Value
---------------------------------------------------------------------------------------------------------
                               U.S. GOVERNMENT AND AGENCY
                               OBLIGATIONS -- 36.3%
   1,290,000                   U.S. Treasury Bills, 3/26/15 (c)                            $    1,289,978
   2,000,000                   U.S. Treasury Bills, 3/5/15 (c)                                  1,999,997
   1,290,000                   U.S. Treasury Bills, 4/16/15 (c)                                 1,289,972
   1,290,000                   U.S. Treasury Bills, 4/2/15 (c)                                  1,289,972
     875,000                   U.S. Treasury Bills, 4/23/15 (c)                                   874,975
   1,290,000                   U.S. Treasury Bills, 4/9/15 (c)                                  1,289,977
     125,000          0.07     U.S. Treasury Note, Floating Rate Note, 1/31/16                    124,997
     125,000          0.09     U.S. Treasury Note, Floating Rate Note, 4/30/16                    125,013
   1,420,000          0.09     U.S. Treasury Note, Floating Rate Note, 7/31/16                  1,419,922
---------------------------------------------------------------------------------------------------------
                               TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                               (Cost $9,705,420)                                           $    9,704,803
---------------------------------------------------------------------------------------------------------
                               SENIOR FLOATING RATE LOAN
                               INTERESTS -- 3.9%**
                               ENERGY -- 1.2%
                               Oil & Gas Drilling -- 0.2%
      50,020          7.50     Jonah Energy LLC, Term Loan (Second Lien), 5/8/21           $       44,518
---------------------------------------------------------------------------------------------------------

                               Oil & Gas Equipment & Services -- 0.5%
      98,998          3.88     Fieldwood Energy LLC, Closing Date Loan, 9/25/18            $       94,976
      49,500          5.75     FR Dixie Acquisition Corp., Term Loan, 1/23/21                      41,332
                                                                                           --------------
                                                                                           $      136,308
---------------------------------------------------------------------------------------------------------

                               Integrated Oil & Gas -- 0.5%
      50,000          7.50     Chief Exploration & Development LLC, Term Loan,
                               6.50%, 5/16/21                                              $       45,906
      99,000          4.00     Seadrill Operating LP Initial Term Loan, 2/14/21
                                                    ,                                              80,349
                                                                                           --------------
                                                                                           $      126,255
                                                                                           --------------
                               Total Energy                                                $      307,081
---------------------------------------------------------------------------------------------------------
                               MATERIALS -- 0.7%
                               Commodity Chemicals -- 0.1%
      29,700          5.00     Nexeo Solutions LLC, Term Loan B3, 9/9/17                   $       29,069
---------------------------------------------------------------------------------------------------------
                               Diversified Chemicals -- 0.2%
      49,485          5.00     Univar, Term B Loan, 2/14/17                                $       49,238
---------------------------------------------------------------------------------------------------------
                               Paper Packaging -- 0.3%
      25,000          8.00     Caraustar Industries, Inc., Incremental Term Loan,
                               6.75%, 5/1/19                                               $       24,500
      49,500          5.25     Coveris Holdings SA, USD Term Loan, 4/14/19                         49,778
                                                                                           --------------
                                                                                           $       74,278
---------------------------------------------------------------------------------------------------------
                               Steel -- 0.1%
      34,825          4.50     Atkore International, Inc., Term Loan (First Lien), 3/27/21 $       33,780
                                                                                           --------------
                               Total Materials                                             $      186,365
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/15

---------------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                                Value
---------------------------------------------------------------------------------------------------------
                               CAPITAL GOODS -- 0.3%
                               Aerospace & Defense -- 0.3%
        33,770        6.25     DynCorp International, Inc., Term Loan, 7/7/16              $       33,616
        24,937        6.50     TASC, Inc., First Lien Term Loan, 2/28/17                           25,228
        24,375        3.25     Wesco Aircraft Hardare Corp., Tranche B Term Loan
                               (First Lien), 2/24/21                                               24,030
                                                                                           --------------
                                                                                           $       82,874
                                                                                           --------------
                               Total Capital Goods                                         $       82,874
---------------------------------------------------------------------------------------------------------
                               TRANSPORTATION -- 0.4%
                               Trucking -- 0.4%
        49,750        5.50     Aegis Toxicology Corp., Tranche B Term Loan
                               (First Lien), 2/20/21                                       $       49,999
        49,500        8.25     YRC Worldwide, Inc., Initial Term Loan, 2/12/19                     49,252
                                                                                           --------------
                                                                                           $       99,251
                                                                                           --------------
                               Total Transportation                                        $       99,251
---------------------------------------------------------------------------------------------------------
                               AUTOMOBILES & COMPONENTS -- 0.1%
                               Auto Parts & Equipment -- 0.1%
        29,850        4.00     Cooper Standard Intermediate Holdco 2 LLC,
                               Term Loan, 3/28/21                                          $       29,742
                                                                                           --------------
                               Total Automobiles & Components                              $       29,742
---------------------------------------------------------------------------------------------------------
                               MEDIA -- 0.2%
                               Broadcasting -- 0.1%
        23,485        3.00     CBS Outdoor Americas Capital llc, Tranche B Term Loan
                               (First Lien), 1/15/21                                       $       23,371
---------------------------------------------------------------------------------------------------------
                               Publishing -- 0.1%
        25,000        7.00     Cengage Learning Acquisitions Inc, Term Loan, 3/6/20        $       25,025
                                                                                           --------------
                               Total Media                                                 $       48,396
---------------------------------------------------------------------------------------------------------
                               HOUSEHOLD & PERSONAL PRODUCTS -- 0.4%
                               Personal Products -- 0.4%
        75,000        7.75     Atrium Innovations, Inc., Tranche B Term Loan
                               (Second Lien), 7/29/21                                      $       69,562
        35,640        4.00     Party City Holdings, Inc., 2014 Replacement Term
                               Loan, 7/27/19                                                       35,462
                                                                                           --------------
                                                                                           $      105,024
                                                                                           --------------
                               Total Household & Personal Products                         $      105,024
---------------------------------------------------------------------------------------------------------
                               DIVERSIFIED FINANCIALS -- 0.3%
                               Other Diversified Financial Services -- 0.2%
        34,738        4.50     Nord Anglia Education, Initial Term Loan, 3/31/21           $       34,651
        24,813        5.00     SBP Holdings, Ltd., Term Loan (First Lien), 3/24/21                 21,773
                                                                                           --------------
                                                                                           $       56,424
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

   Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/15 21

---------------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                                Value
---------------------------------------------------------------------------------------------------------
                               Consumer Finance -- 0.1%
      34,738          4.00     Trans Union LLC, 2014 Replacement Term Loan, 4/9/21         $       34,672
                                                                                           --------------
                               Total Diversified Financials                                $       91,096
---------------------------------------------------------------------------------------------------------
                               Semiconductors & Semiconductor Equipment -- 0.1%
                               Semiconductor Equipment -- 0.1%
      35,552          3.50     Emtegris, Inc., Term Loan B, 3/25/21                        $       35,330
                                                                                           --------------
                               Total Semiconductors & Semiconductor Equipment              $       35,330
---------------------------------------------------------------------------------------------------------
                               UTILITIES -- 0.2%
                               Electric Utilities -- 0.2%
      45,125          4.75     Atlantic Power LP Term Loan, 2/20/21
                                                ,                                          $       45,350
                                                                                           --------------
                               Total Utilities                                             $       45,350
---------------------------------------------------------------------------------------------------------
                               TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                               (Cost $1,077,255)                                           $    1,030,509
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
      Shares
---------------------------------------------------------------------------------------------------------
                               MUTUAL FUND -- 4.1%
      42,851                   DoubleLine Opportunistic Credit Fund                        $    1,104,699
---------------------------------------------------------------------------------------------------------

                               TOTAL MUTUAL FUND
                               (Cost $1,085,810)                                           $    1,104,699
---------------------------------------------------------------------------------------------------------
                               TEMPORARY CASH INVESTMENTS -- 14.1%
                               Repurchase Agreements -- 14.1%
   3,765,000                   RBC Capital Markets LLC, 0.08%, dated 2/28/15,
                               repurchase price of $3,765,000, plus accrued interest
                               on 3/2/15, collateralized by the following:
                               $16,350 Federal Home Loan Mortgage Corp.,
                               2.699%, 11/1/44 $2,557,442 Federal National
                               Mortgage Association (ARM), 2.335%, 9/1/39
                               $1,266,509 Federal National Mortgage Association,
                               3- 4%, 7/1/28- 2/1/45                                       $    3,765,000
---------------------------------------------------------------------------------------------------------
                               TOTAL TEMPORARY CASH INVESTMENTS
                               (Cost $3,765,000)                                           $    3,765,000
---------------------------------------------------------------------------------------------------------
                               TOTAL INVESTMENT IN SECURITIES -- 98.0%
                               (Cost $26,056,108) (a)                                      $   26,229,932
---------------------------------------------------------------------------------------------------------
                               OTHER ASSETS & LIABILITIES -- 2.0%                          $      533,446
---------------------------------------------------------------------------------------------------------
                               TOTAL NET ASSETS -- 100.0%                                  $   26,763,378
=========================================================================================================

The accompanying notes are an integral part of these financial statements.

22 Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/15

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At February 28, 2015, the value of these securities amounted to $4,272,484 or 16.0% of total net assets.

(Cat Bond)   Catastrophe bond is a high-yield debt instrument that is usually insurance linked and meant to raise money in case of a catastrophe.

(Perpetual)  Security with no stated maturity date.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

REMICS       Real Estate Mortgage Investment Conduits.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
             Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At February 28, 2015, the net unrealized appreciation on investments based on cost for federal income tax purposes of $26,060,228 was as follows:

               Aggregate gross unrealized appreciation for all investments in which
                 there is an excess of value over tax cost                             $   231,629
               Aggregate gross unrealized depreciation for all investments in which
                 there is an excess of tax cost over value                                 (61,925)
                                                                                       -----------
               Net unrealized appreciation                                             $   169,704
                                                                                       ===========

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c) Security issued with a zero coupon. Income is earned through accretion of discount.

NOTE: Principal amounts are denominated in U.S. Dollars unless otherwise noted:

             INR  Indian Rupee

Purchases and sales of securities (excluding temporary cash investments) for the six months ended February 28, 2015 aggregated $10,834,694 and $14,121,986, respectively.

The accompanying notes are an integral part of these financial statements.

   Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/15 23

CREDIT DEFAULT SWAP AGREEMENTS - BUY PROTECTION

----------------------------------------------------------------------------------------------------------
                                                                                            Net
                                                                              Premiums      Unrealized
Notional                           Obligation                    Expiration   Paid          Appreciation
Principal ($)   Counterparty       Entity/Index         Coupon   Date         (Received)    (Depreciation)
----------------------------------------------------------------------------------------------------------
     (250,000)  Citibank NA        JPMorgan Chase       1.00%      3/20/20    $   (3,780)   $    (1,111)
                                   & Co.
   (1,210,300)  Citibank NA        Markit CDX North     5.00%     12/20/18      (239,639)        23,406
                                   America High
                                   Yield Index
     (125,000)  J.P. Morgan        Bank of America      1.00%      3/20/20        (1,525)          (794)
                Securities LLC     Corp.
     (250,000)  Morgan             Radioshack Corp.     5.00%      6/20/17       123,750         82,288
                Stanley & Co.
                International plc
----------------------------------------------------------------------------------------------------------
                                                                              $ (121,194)   $   103,789
==========================================================================================================

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS - BUY PROTECTION

-----------------------------------------------------------------------------------------------------------
                                                                                            Net
                                                                              Premiums      Unrealized
Notional                           Obligation                    Expiration   Paid          Appreciation
Principal ($)   Counterparty       Entity/Index         Coupon   Date         (Received)    (Depreciation)
-----------------------------------------------------------------------------------------------------------
EUR(2,750,000)  Intercontinental   Markit iTraxx        5.00%     6/20/19     $ (401,922)   $   (60,761)
                Exchange           Europe Crossover
                                   Index
   (5,010,000)  Chicago            Markit CDX North     1.00%    12/20/19        (85,995)       (13,043)
                Mercantile         America Investment
                Exchange           Grade Index
   (1,539,250)  Chicago            Markit CDX North     5.00%    12/20/16        (91,739)        (2,835)
                Mercantile         America High
                Exchange           Yield Index
-----------------------------------------------------------------------------------------------------------
                                                                              $ (579,656)   $   (76,639)
===========================================================================================================

The accompanying notes are an integral part of these financial statements.

24 Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/15

CREDIT DEFAULT SWAP AGREEMENTS - SELL PROTECTION

---------------------------------------------------------------------------------------------------------------------
                                                                                                       Net
                                                                                          Premiums     Unrealized
Notional                           Obligation                    Credit      Expiration   Received     Appreciation
Principal($)(1)    Counterparty    Entity/Index         Coupon   Rating(2)   Date         (Paid)       (Depreciation)
---------------------------------------------------------------------------------------------------------------------
EUR     250,000    Barclays        Norske               5.00%    CCC-        12/20/15     $ (52,243)   $     43,776
                   Bank Plc        Skogindustrier
                                   ASA
        655,000    Citibank NA     Markit CDX North     5.00%    BBB+        12/20/17       (32,096)          7,050
                                   America
                                   Investment
                                   Grade Index
EUR     625,000    Citibank NA     Markit iTraxx        5.00%    BB           6/20/15        (8,589)         17,894
                                   Europe Index
EUR   2,500,000    Citibank NA     Markit iTraxx        1.00%    BBB+         6/20/19      (216,544)        137,217
                                   Europe Index
        250,000    Citibank NA     MBIA, Inc.           5.00%    A-           3/20/15          (625)          2,609
        250,000    Citibank NA     Parker Drilling Co.  5.00%    B+           3/20/20       (17,500)          2,440
        250,000    Citibank NA     Sears Roebuck        5.00%    CCC+         3/20/15       (16,250)         16,146
                                   Acceptance Corp.
        250,000    Citibank NA     Transocean Inc.      1.00%    BBB-         3/20/20       (57,066)            (35)
        250,000    Citibank NA     Travelport LLC       5.00%    NR           3/20/15            --           2,770
EUR     250,000    Goldman Sach    Altice Finco SA      5.00%    B-           3/20/20        (5,258)         30,451
                   International
        300,000    Goldman Sach    Claire's             5.00%    CCC         12/20/15       (12,000)        (25,905)
                   International   Stores Inc.
        260,000    Goldman Sach    Hertz Corp.          5.00%    B            3/20/20         6,096          16,588
                   International
        525,000    Goldman Sach    iHeartMedia          5.00%    CCC-        12/20/15       (14,437)         19,180
                   International   Inc.
        525,000    Goldman Sach    Sears Roebuck        5.00%    CCC+        12/20/15       (21,000)         10,281
                   International   Acceptance Corp.
        300,000    Goldman Sach    Toys R Us Inc.       5.00%    CCC         12/20/15       (10,500)          4,750
                   International
EUR     400,000    JP Morgan       Abengoa SA           5.00%    B           12/20/15       (31,981)         31,757
                   Chase Bank
                   NA
EUR     400,000    JP Morgan       Abengoa SA           5.00%    B            3/20/15      (117,167)         62,127
                   Chase Bank
                   NA
EUR     250,000    JP Morgan       Norske               5.00%    CCC-         3/20/15       (20,417)         21,017
                   Chase Bank      Skogindustrier
                   NA              ASA
EUR     250,000    JP Morgan       Norske               5.00%    CCC-        12/20/15       (50,506)         42,038
                   Chase Bank      Skogindustrier
                   NA              ASA
        500,000    JP Morgan       Sears Roebuck        1.00%    CCC+         3/20/15       (25,041)            339
                   Chase Bank      Acceptance Corp.
                   NA

The accompanying notes are an integral part of these financial statements.

   Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/15 25

CREDIT DEFAULT SWAP AGREEMENTS - SELL PROTECTION

--------------------------------------------------------------------------------------------------------------------
                                                                                                      Net
                                                                                          Premiums    Unrealized
Notional                           Obligation                    Credit      Expiration   Received    Appreciation
Principal ($)(1)   Counterparty    Entity/Index         Coupon   Rating(2)   Date         (Paid)      (Depreciation)
--------------------------------------------------------------------------------------------------------------------
         250,000   Morgan          Apache Corp.         1.00%    A-           3/20/20     $ (14,039)  $      12,085
                   Stanley & Co
                   International
                   plc
         250,000   Morgan          Canadian             1.00%    BBB+         3/20/20        (5,264)            101
                   Stanley & Co    Natural
                   International   Resources Ltd.
                   plc
         500,000   Morgan          Diamond              1.00%    A-           3/20/20       (63,792)          7,436
                   Stanley & Co    Offshore Drill
                   International
                   plc
         500,000   Morgan          Energy Transfer      1.00%    BBB-         3/20/20       (18,003)          3,512
                   Stanley & Co    Partners LP
                   International
                   plc
         525,000   Morgan          JC Penny             5.00%    CCC-        12/20/16       (15,750)         25,637
                   Stanley & Co    Corp., Inc.
                   International
                   plc
         400,000   Morgan          Markit CDX           5.00%    BBB+        12/20/17       (14,500)           (795)
                   Stanley & Co    North America
                   International   Investment
                   plc             Grade Index
         250,000   Morgan          MBIA, Inc.           5.00%    A-          12/20/15        (3,125)         16,013
                   Stanley & Co
                   International
                   plc
         500,000   Morgan          Nabors               1.00%    BBB          3/20/20       (60,499)            473
                   Stanley & Co    Industries Inc.
                   International
                   plc
         250,000   Morgan          Noble Holding        1.00%    BBB          3/20/20       (31,187)         (1,432)
                   Stanley & Co    International Ltd.
                   International
                   plc
         250,000   Morgan          Sabine Oil &         5.00%    CCC          3/20/15        (3,750)          1,991
                   Stanley & Co    Gas Corp.
                   International
                   plc
         125,000   Morgan          Sears Roebuck        5.00%    CCC+         3/20/15        (5,625)          5,573
                   Stanley & Co    Acceptance Corp.
                   International
                   plc

The accompanying notes are an integral part of these financial statements.

26 Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/15

CREDIT DEFAULT SWAP AGREEMENTS - SELL PROTECTION

------------------------------------------------------------------------------------------------------------------------
                                                                                                          Net
                                                                                            Premiums      Unrealized
Notional                           Obligation                    Credit       Expiration    Received      Appreciation
Principal ($)(1)   Counterparty    Entity/Index         Coupon   Rating(2)    Date          (Paid)        (Depreciation)
------------------------------------------------------------------------------------------------------------------------
       250,000     Morgan          Weatherford          1.00%    BBB-          3/20/20      $   (32,564)  $     7,947
                   Stanley & Co    International
                   International   Ltd.
                   plc
       250,000     Morgan          Weatherford          1.00%    BBB-          3/20/15          (28,843)        4,240
                   Stanley & Co    International
                   International   Ltd.
                   plc
------------------------------------------------------------------------------------------------------------------------

                                                                                            $(1,000,065)  $   525,271
========================================================================================================================

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2) Based on Standard & Poor's rating or the issuer of the weighted average rating of all the underlying securities of the index.

      Principal amounts are denominated in U.S. Dollars unless otherwise noted:

      EUR         Euro

INTEREST RATE SWAP AGREEMENTS

------------------------------------------------------------------------------------------------------------
                                                                                              Net
                                                           Annual                  Premiums   Unrealized
Notional                         Pay/        Floating      Fixed      Expiration   Received   Appreciation
Principal ($)    Counterparty    Receive     Rate          Rate       Date         (Paid)     (Depreciation)
------------------------------------------------------------------------------------------------------------
      951,858    Chicago         Receive     LIBOR USD     1.819%     8/7/19       $ 4        $ (12,094)
                 Mercantile                  3 Month
                 Exchange
    1,660,004    Chicago         Receive     LIBOR USD     2.660%     8/7/24        13          (85,187)
                 Mercantile                  3 Month
                 Exchange
    2,995,260    Chicago         Receive     LIBOR USD     2.624%     2/12/25       13            3,777
                 Mercantile                  3 Month
                 Exchange
    3,074,836    Chicago         Receive     LIBOR USD     2.808%     2/19/25       14          (20,251)
                 Mercantile                  3 Month
                 Exchange
------------------------------------------------------------------------------------------------------------
                                                                                   $44        $(113,755)
============================================================================================================

The accompanying notes are an integral part of these financial statements.

   Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/15 27

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

     Level 1 - quoted prices in active markets for identical securities.

     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

     Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers) are categorized as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of February 28, 2015, in valuing the Fund's assets:

---------------------------------------------------------------------------------------------------
                                         Level 1             Level 2         Level 3   Total
---------------------------------------------------------------------------------------------------
Convertible Corporate Bonds              $          --       $   275,766     $ --      $   275,766
Preferred Stocks                                    --           264,800       --          264,800
Convertible Preferred Stocks                   234,000                --       --          234,000
Asset Backed Securities                             --           326,300       --          326,300
Collateralized Mortgage Obligations                 --         8,442,846       --        8,442,846
Corporate Bonds                                     --         1,081,209       --        1,081,209
U.S. Government and
   Agency Obligations                               --         9,704,803       --        9,704,803
Senior Floating Rate Loan Interests                 --         1,030,509       --        1,030,509
Mutual Fund                                  1,104,699                --       --        1,104,699
Repurchase Agreements                               --         3,765,000       --        3,765,000
---------------------------------------------------------------------------------------------------
Total                                    $   1,338,699       $24,891,233     $ --      $26,229,932
===================================================================================================
Other Financial Instruments
Net Unrealized Appreciation on
   Credit Default Swaps                  $          --       $   629,060     $ --      $   629,060
Net Unrealized Depreciation on
  Centrally Cleared Credit
  Default Swaps                                     --           (76,639)      --          (76,639)
Net Unrealized Depreciation on
  Interest Rate Swaps                               --          (113,755)      --         (113,755)
Net Unrealized Depreciation on
  Futures Contracts                             (1,828)               --       --           (1,828)
Net Unrealized Appreciation on
  Forward Foreign Currency Contracts                --            36,830       --           36,830
Net Unrealized Depreciation on
  Forward Foreign Currency Contracts                --           (10,124)      --          (10,124)
---------------------------------------------------------------------------------------------------
Total Other Financial Instruments        $      (1,828)      $   542,011       --      $   540,183
===================================================================================================

The accompanying notes are an integral part of these financial statements.

28 Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/15

The following is a summary of the fair valuation of certain Portfolio's assets as of February 28, 2015:

---------------------------------------------------------------------------------------------------
                                            Level 1         Level 2          Level 3     Total
---------------------------------------------------------------------------------------------------
Assets:
Futures collateral                          $154,995        $       --       $ --        $  154,995
Centrally cleared swap collateral                 --           572,988         --           572,988
Foreign currencies                                --           499,979         --           499,979
Liabilities:
Variation margin for futures contracts         5,476                --         --             5,476
Variation margin for centrally
   cleared swap contracts                         --               956         --               956
---------------------------------------------------------------------------------------------------
Total                                       $160,471        $1,073,923       $ --        $1,234,394
===================================================================================================

The accompanying notes are an integral part of these financial statements.

   Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/15 29

Statement of Assets and Liabilities | 2/28/15 (unaudited)

ASSETS:
  Investment in securities (cost $22,291,108)                               $22,464,932
  Repurchase agreements (cost $3,765,000)                                     3,765,000
---------------------------------------------------------------------------------------
  Total investment in securities (cost $26,056,108)                          26,229,932
  Futures collateral                                                            154,995
  Centrally cleared swap collateral                                             572,988
  Foreign currencies, at value (cost $500,236)                                  499,979
  Receivables --
     Investment securities sold                                                 842,153
     Fund shares sold                                                            15,000
     Swap payments                                                               73,268
     Dividends                                                                   12,598
     Interest                                                                    46,731
     Due from Pioneer Investment Management, Inc.                                24,422
  Net unrealized appreciation on forward foreign currency contracts              36,830
  Net unrealized appreciation on swap contracts                                 662,909
  Net unrealized appreciation on futures contracts                                3,375
  Other assets                                                                   40,275
---------------------------------------------------------------------------------------
         Total assets                                                       $29,215,455
=======================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                        $   321,439
     Trustee fees                                                                 1,066
     Variation margin for futures contracts                                       5,476
     Variation margin for centrally cleared swap contracts                          956
  Due to custodian                                                               87,567
  Net unrealized depreciation on forward foreign currency contracts              10,124
  Net unrealized depreciation on swap contracts                                 147,604
  Net unrealized depreciation on centrally cleared swap contracts                76,639
  Net unrealized depreciation on futures contracts                                5,203
  Swap contracts, net premiums received                                       1,700,871
  Due to affiliates                                                              30,920
  Accrued expenses                                                               64,212
---------------------------------------------------------------------------------------
         Total liabilities                                                  $ 2,452,077
=======================================================================================
NET ASSETS:
  Paid-in capital                                                           $26,849,105
  Distributions in excess of net investment income                             (218,182)
  Accumulated net realized loss on investments, futures contracts,
     written swaptions, swap contracts, and foreign currency transactions      (504,649)
  Net unrealized appreciation on investments                                    173,824
  Net unrealized depreciation on futures contracts                               (1,828)
  Net unrealized appreciation on swap contracts                                 438,666
  Net unrealized appreciation on forward foreign currency contracts and
     other assets and liabilities denominated in foreign currencies              26,442
---------------------------------------------------------------------------------------
         Total net assets                                                   $26,763,378
=======================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $9,207,217/ 924,001 shares)                             $      9.96
  Class C (based on $8,820,028/ 888,515 shares)                             $      9.93
  Class Y (based on $8,736,133/ 875,613 shares)                             $      9.98
MAXIMUM OFFERING PRICE:
  Class A ($9.96 (divided by) 95.5%)                                        $     10.43
=======================================================================================

The accompanying notes are an integral part of these financial statements.

30 Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/15

Statement of Operations (unaudited)

For the Six Months Ended 2/28/15

INVESTMENT INCOME:
  Dividends                                                  $ 128,419
  Interest                                                     179,493
--------------------------------------------------------------------------------------
        Total investment income                                              $ 307,912
--------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                            $ 149,289
  Distribution fees
     Class A                                                    11,239
     Class C                                                    42,336
  Transfer Agent fees
     Class A                                                       417
     Class C                                                       203
     Class Y                                                       139
  Shareholder communications expense                               950
  Administrative reimbursement                                  11,192
  Custodian fees                                                20,924
  Registration fees                                             29,633
  Professional fees                                             45,152
  Printing expense                                              10,868
  Pricing fees                                                   5,153
  Fees and expenses of nonaffiliated Trustees                    2,919
  Miscellaneous                                                 13,768
--------------------------------------------------------------------------------------
     Total expenses                                                          $ 344,182
     Less fees waived and expenses reimbursed
         by Pioneer Investment Management, Inc.                               (102,378)
--------------------------------------------------------------------------------------
     Net expenses                                                            $ 241,804
--------------------------------------------------------------------------------------
         Net investment income                                               $  66,108
--------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS, WRITTEN OPTIONS, WRITTEN SWAPTIONS,
SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
   Net realized gain (loss) on:
     Investments                                             $ (41,428)
     Futures contracts                                        (524,400)
     Written options                                             7,988
     Written swaptions                                          20,655
     Swap contracts                                            (53,815)
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies      653,238       $  62,238
--------------------------------------------------------------------------------------
   Change in net unrealized appreciation (depreciation) on:
     Investments                                             $ 104,153
     Futures contracts                                          84,084
     Written swaptions                                        (115,204)
     Swap contracts                                            438,442
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies     (178,429)      $ 333,046
--------------------------------------------------------------------------------------
   Net gain on investments, futures contracts, written
     swaptions, written options, written swaptions, swap
     contracts, and foreign currency transactions                            $ 395,284
--------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations                      $ 461,392
======================================================================================

The accompanying notes are an integral part of these financial statements.

   Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/15 31

Statements of Changes in Net Assets

----------------------------------------------------------------------------------------------
                                                                  Six Months
                                                                  Ended 2/28/15 12/30/13 (a)
                                                                  (unaudited)   to 8/31/14
----------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                      $    66,108   $      (53,880)
Net realized gain (loss) on investments, futures contracts,
  written swaptions, written options, swap contracts, and
  foreign currency transactions                                        62,238           (2,748)
Change in net unrealized appreciation on investments, futures contracts, written swaptions, swap contracts, and foreign
  currency transactions                                               333,046          304,058
----------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations        $   461,392   $      247,430
----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.33 and $0.00 per share, respectively)           $  (290,990)  $           --
      Class C ($0.28 and $0.00 per share, respectively)              (237,127)              --
      Class Y ($0.35 and $0.00 per share, respectively)              (292,420)              --
----------------------------------------------------------------------------------------------
         Total distributions to shareowners                       $  (820,537)  $           --
----------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:(b)
Net proceeds from sale of shares                                  $   580,467   $   25,836,911
Reinvestment of distributions                                         820,537               --
Cost of shares repurchased                                           (313,644)         (49,178)
----------------------------------------------------------------------------------------------
      Net increase in net assets resulting from Fund
         share transactions                                       $ 1,087,360   $   25,787,733
----------------------------------------------------------------------------------------------
      Net increase in net assets                                  $   728,215   $   26,035,163
NET ASSETS:
Beginning of period                                               $26,035,163   $           --
----------------------------------------------------------------------------------------------
End of period                                                     $26,763,378   $   26,035,163
----------------------------------------------------------------------------------------------
Undistributed (distributions in excess) of net investment income  $  (218,182)  $      536,247
==============================================================================================

(a) Class A, Class C, and Class Y shares commenced operations on December 30, 2013.

(b) At February 28, 2015, PIM owned 93.4% of the value of the outstanding shares of Pioneer Long/Short Opportunistic Credit Fund.

The accompanying notes are an integral part of these financial statements.

32 Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/15

----------------------------------------------------------------------------------------
                                 '15 Shares     '15 Amount
                                 (unaudited)    (unaudited)     '14 Shares    '14 Amount
----------------------------------------------------------------------------------------
Class A*
Shares sold                       27,115        $ 272,396        895,300      $8,956,897
Reinvestment of distributions     29,815          290,990             --              --
Less shares repurchased          (27,238)        (268,157)          (991)        (10,000)
----------------------------------------------------------------------------------------
      Net increase                29,692        $ 295,229        894,309      $8,946,897
========================================================================================
Class C*
Shares sold                       30,446        $ 305,925        836,825      $8,368,181
Reinvestment of distributions     24,346          237,127             --              --
Less shares repurchased           (1,679)         (16,407)        (1,423)        (14,178)
----------------------------------------------------------------------------------------
      Net increase                53,113        $ 526,645        835,402      $8,354,003
========================================================================================
Class Y*
Shares sold                           --        $   2,146        851,088      $8,511,833
Reinvestment of distributions     29,930          292,420             --              --
Less shares repurchased           (2,928)         (29,080)        (2,477)        (25,000)
----------------------------------------------------------------------------------------
      Net increase                27,002        $ 265,486        848,611      $8,486,833
========================================================================================

*   Class A, Class C, and Class Y shares commenced operations on December 30,
    2013.

The accompanying notes are an integral part of these financial statements.

   Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/15 33

Financial Highlights

------------------------------------------------------------------------------------
                                                          Six Months
                                                          Ended
                                                          2/28/15      12/30/13
                                                          (unaudited)  to 8/31/14
------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                      $ 10.11      $   10.00
------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                            $  0.04      $   (0.01)
  Net realized and unrealized gain (loss) on investments     0.14           0.12
------------------------------------------------------------------------------------
Net increase (decrease) from investment operations        $  0.18      $    0.11
------------------------------------------------------------------------------------
Distribution to shareowners:
  Net investment income                                   $ (0.33)     $      --
------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                $ (0.15)     $    0.11
------------------------------------------------------------------------------------
Net asset value, end of period                            $  9.96      $   10.11
====================================================================================
Total return*                                                1.83%          1.10%(a)
Ratio of net expenses to average net assets                  1.70%**        1.70%**
Ratio of net investment income (loss) to
   average net assets                                        0.67%**       (0.15)%**
Portfolio turnover rate                                       128%**         100%**
Net assets, end of period (in thousands)                  $ 9,207      $   9,040
Ratios with no waiver of fees and assumption
of expenses by the Adviser and no reduction
  for fees paid indirectly:
  Total expenses to average net assets                       2.50%**        2.85%**
  Net investment income (loss) to average net assets        (0.13)%**      (1.30)%**
====================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

(a) Not annualized.

The accompanying notes are an integral part of these financial statements.

34 Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/15

------------------------------------------------------------------------------------
                                                          Six Months
                                                          Ended
                                                          2/28/15      12/30/13
                                                          (unaudited)  to 8/31/14
------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                      $ 10.06      $   10.00
------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                            $  0.00(a)   $   (0.06)
  Net realized and unrealized gain (loss) on investments     0.15           0.12
------------------------------------------------------------------------------------
Net increase (decrease) from investment operations        $  0.15      $    0.06
------------------------------------------------------------------------------------
Distribution to shareowners:
  Net investment income                                   $ (0.28)     $      --
------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                $ (0.13)     $    0.06
------------------------------------------------------------------------------------
Net asset value, end of period                            $  9.93      $   10.06
====================================================================================
Total return*                                                1.53%          0.60%(b)
Ratio of net expenses to average net assets                  2.45%**        2.45%**
Ratio of net investment income (loss) to
  average net assets                                        (0.08)%**      (0.91)%**
Portfolio turnover rate                                       128%**         100%**
Net assets, end of period (in thousands)                  $ 8,820      $   8,403
Ratios with no waiver of fees and
  assumption of expenses by the Adviser
  and no reduction for fees paid indirectly:
  Total expenses to average net assets                       3.23%**        3.58%**
  Net investment income (loss) to average net assets        (0.86)%**      (2.04)%**
====================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

(a) Amount rounds to less than $0.01 per share.

(b) Not annualized.

The accompanying notes are an integral part of these financial statements.

   Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/15 35

------------------------------------------------------------------------------------
                                                          Six Months
                                                          Ended
                                                          2/28/15     12/30/13
                                                          (unaudited) to 8/31/14
------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                      $ 10.13     $   10.00
------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                            $  0.05     $    0.01(a)
  Net realized and unrealized gain (loss) on investments     0.15          0.12
------------------------------------------------------------------------------------
Net increase (decrease) from investment operations        $  0.20     $    0.13
------------------------------------------------------------------------------------
Distribution to shareowners:
  Net investment income                                   $ (0.35)    $      --
------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                $ (0.15)    $    0.13
------------------------------------------------------------------------------------
Net asset value, end of period                            $  9.98     $   10.13
====================================================================================
Total return*                                                2.00%         1.30%(b)
Ratio of net expenses to average net assets                  1.45%**       1.45%**
Ratio of net investment income (loss)
  to average net assets                                      0.92%**       0.10%**(a)
Portfolio turnover rate                                       128%**        100%**
Net assets, end of period (in thousands)                  $ 8,736     $   8,592
Ratios with no waiver of fees and
  assumption of expenses by the Adviser
  and no reduction for fees paid indirectly:
  Total expenses to average net assets                       2.23%**       2.58%**
  Net investment income (loss) to average net assets         0.14%**      (1.03)%**
====================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

(a) The amount shown for a share outstanding does not correspond to the Net Investment Loss on the Statement of Operations due to the timing of sales and repurchases of shares.

(b) Not annualized.

The accompanying notes are an integral part of these financial statements.

36 Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/15

Notes to Financial Statements | 2/28/15 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Long/Short Opportunistic Credit Fund (the Fund) is one of five portfolios comprising Pioneer Series Trust V, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is to seek total return.

The Fund offers three classes of shares designated as Class A, Class C and Class Y shares. Class A, Class C and Class Y shares commenced operations on December 30, 2013. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

   Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/15 37

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
    (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation an independent pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited. Fixed income are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Shares of money market mutual funds are valued at such funds' net asset value. Cash may include overnight time deposits at approved financial institutions.

    Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

    Securities or loan interests for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Fund's investment advisor, pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

    The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value.

38 Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/15

    Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

    At February 28, 2015, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services or broker-dealers).

B.  Investment Income & Transactions

    Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/ amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

    Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.  Foreign Currency Translation

    The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in the market price of those securities but are included with the net realized and unrealized gain or loss on investments.

   Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/15 39

D.  Futures Contracts

    The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at February 28, 2015 was $154,995. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. The use of futures contracts involves, to varying degrees, elements of market, interest rate, currency exchange rate and counterparty risks, which may exceed the amount recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. The average value of contracts open during the six months ended February 28, 2015 was $16,556,033.

    At February 28, 2015, open futures contracts were as follows:

    --------------------------------------------------------------------------------------
                            Number of                                       Unrealized
                            Contracts        Settlement                     Appreciation
    Type                    Long/(Short)     Month         Value            (Depreciation)
    --------------------------------------------------------------------------------------
    F/C 90 Day Euro Future  (54)             6/17          $(13,242,150)    $  3,375
    U.S. 5 Year Note (CBT)  (6)              3/15              (719,953)      (5,203)
    --------------------------------------------------------------------------------------
                                                           $(13,962,103)    $ (1,828)
    ======================================================================================

E.  Forward Foreign Currency Contracts

    The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).

40 Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/15

F.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of August 31, 2014, the Fund did not accrue any interest or penalties with respect to unrecognized tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

    The tax character of current year distributions payable will be determined at the end of the current taxable year. There were no distributions paid during the fiscal year ended August 31, 2014.

    The following shows the components of distributable earnings (losses) on a federal income tax basis at August 31, 2014:

    ----------------------------------------------------------------------------
                                                                           2014
    ----------------------------------------------------------------------------
    Distributable earnings:
    Undistributed ordinary income                                      $820,428
    Capital loss carryforward                                          (651,754)
    Unrealized appreciation                                             104,744
    ----------------------------------------------------------------------------
    Total                                                              $273,418
    ============================================================================

    The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of the losses on wash sales, adjustments relating to catastrophe bonds and credit default swaps and the mark to market of forwards, swaps and future contracts.

   Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/15 41

G.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $45 in underwriting commissions on the sale of Class A shares during the six months ended February 28, 2015.

H.  Class Allocations

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
    Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

    Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

I.  Risks

    Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

J.  Credit Default Swap Agreements

    A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on Fund securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices. As a seller of protection, the Fund would be required to pay the

42 Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/15 notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

    When the Fund enters into a credit default swap contract, the protection buyer makes an up front payment to the protection seller in exchange for the rights to receive a contingent payment. An up front payment made by the Fund, as the protection buyer, is recorded as an asset in the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses in the Statement of Operations.

    Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses in the Statement of Operations.

    Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

    Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as variation margin on centrally cleared swaps on the Statement of Assets and Liabilities.

   Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/15 43

    Open credit default swap contracts at February 28, 2015 are listed in the Schedule of Investments. The average value of credit default swap contracts open during the six months ended February 28, 2015 was $922,659.

K.  Interest Rate Swap Contracts

    The Fund may enter into interest rate swaps to attempt to hedge against interest rate fluctuations or to enhance its income. Pursuant to the interest rate swap agreement, the Fund negotiates with a counterparty to exchange a periodic stream of payments based on a benchmark interest rate. One cash flow stream will typically be a floating rate payment based upon the specified floating benchmark interest rate while the other is typically a fixed interest rate. Payment flows are usually netted against each other, with the difference being paid by one party to the other on a monthly basis.

    Periodic payments received or paid by the Fund are recorded as realized gains or losses in the Statement of Operations. Interest rate swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Interest rate swap contracts are subject to counterparty risk and movements in interest rates.

    Open interest rate swap contracts at February 28, 2015 are listed in the Schedule of Investments. The average value of interest rate swap contracts open during the six months ended February 28, 2015 was $84,669.

L.  Credit Default Swaption Writing

    The Fund may write put and covered call swaptions on portfolio securities in order to attempt to hedge against changes in the value of portfolio securities or to seek to increase total return. When a swaption is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price upon the exercise of the swaption. When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the swaption written. Premiums received from writing swaptions that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call swaption is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of a swaption bears the market risk of an unfavorable change in the price of the security underlying the written swaption.

44 Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/15

    The average value of contracts open during the six months ended February 28, 2015 was $1,494.

    The Fund did not hold any written swaption contracts at February 28, 2015.

    Transactions in written swaptions for the six months ended February 28, 2015 are summarized as follows:

    ----------------------------------------------------------------------------
                                                      Number of       Premiums
                                                      Contracts       Received
    ----------------------------------------------------------------------------
    Options outstanding at beginning of period        (10,200,000)    $ 134,640
    Options opened                                           (482)       59,843
    Options exercised                                         260       (33,308)
    Options closed                                             --            --
    Options expired                                    10,200,222      (161,175)
    ----------------------------------------------------------------------------
    Options outstanding at end of period                       --     $      --
    ============================================================================

M.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at an annual rate of 1.15% of the average daily net assets of the Fund up to $1 billion and 1.05% of the Fund's average daily net assets over $1 Billion. For the six months ended February 28, 2015, the annualized management fee was equivalent to 1.15% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.70%, 2.45% and 1.45% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. These expense limitations are in effect through January 1, 2016. Fees waived and expenses reimbursed during the six months ended February 28, 2015 are reflected on the Statement of Operations. Fees and expenses of other investment companies in which the Fund may invest are not included in the expense limitations noted above. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

   Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/15 45

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $23,455 in management fees, administrative costs and certain other reimbursements payable to PIM at February 28, 2015.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended February 28, 2015, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                     $607
Class C                                                                      155
Class Y                                                                      188
--------------------------------------------------------------------------------
  Total                                                                     $950
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $258 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at February 28, 2015.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $7,207 in distribution fees payable to PFD at February 28, 2015.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares

46 Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/15 within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y. Proceeds from the CDSCs are paid to PFD. For the six months ended February 28, 2015, no CDSCs were paid to PFD.

5. Forward Foreign Currency Contracts

At February 28, 2015, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of forward foreign currency contracts open during the six months ended February 28, 2015 was $4,209,384.

Open forward foreign currency contracts at February 28, 2015 were as follows:

---------------------------------------------------------------------------------------------------
                                 Quantity                                              Net
                                 Purchased/      Book        Settlement   US $ Value   Unrealized
Currency           Counterparty  (Sold)          Value       Date         at 2/28/15   Appreciation
---------------------------------------------------------------------------------------------------
CHF (Swiss
  Franc)           Citibank NA        (349,803)  $ 370,206   5/26/15      $(367,912)   $    2,294
EURO (European
  Euro)            Citibank NA        (772,121)    877,651   5/26/15       (864,885)       12,766
EURO (European
  Euro)            Citibank NA         195,187     221,723   5/26/15       (218,405)        3,318
HUF (Hungarian
  Forint)          Citibank NA     (22,866,777)     84,792   5/26/15        (84,270)          522
JPY (Japanese
  Yen)             Citibank NA     (75,780,622)    636,505   5/26/15       (633,799)        2,706
THB (Thai
  Baht)            Citibank NA       1,638,521      50,650   2/27/15        (50,619)           31
TRY (Turkish
  Lira)            Citibank NA        (499,159)    197,707   5/26/15       (194,744)        2,963
CZK (Czech         JP Morgan
  Koruna)          Chase Bank       (8,077,094)    333,706   5/26/15       (328,982)        4,724
EURO (European     JP Morgan
  Euro)            Chase Bank         (142,515)    161,743   5/26/15       (159,637)        2,106
GBP (British
  Pound            JP Morgan
  Sterling)        Chase Bank         (162,879)    251,609   5/26/15       (251,254)          355
IDR (Indonesian    JP Morgan
  Rupiah)          Chase Bank    2,147,349,986    (162,309)  5/26/15        163,695         1,386
MXN (Mexican       JP Morgan
  Peso)            Chase Bank        4,848,978    (322,171)  5/26/15        322,879           708
SGD (Singapore     JP Morgan
  Dollar)          Chase Bank         (454,684)    333,907   5/26/15       (332,926)          981
ZAR (South         JP Morgan
  African Rand)    Chase Bank       (1,944,611)    166,289   5/26/15       (164,319)        1,970
---------------------------------------------------------------------------------------------------
                                                                                       $   36,830
===================================================================================================

   Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/15 47

---------------------------------------------------------------------------------------------------
                                 Quantity                                              Net
                                 Purchased/      Book        Settlement   US $ Value   Unrealized
Currency           Counterparty  (Sold)          Value       Date         at 2/28/15   Depreciation
---------------------------------------------------------------------------------------------------
CAD (Canadian
  Dollar)          Citibank NA      (569,367)    $ 452,530   5/26/15      $(454,459)   $ (1,929)
NOK (Norwegian
  Krone)           Citibank NA     2,545,315      (334,179)  5/26/15        331,295      (2,884)
SEK (Swedish
  Krona)           Citibank NA    (2,814,545)      335,018   5/26/15       (337,604)     (2,586)
AUD (Australian    JP Morgan
  Dollar)          Chase Bank       (602,260)      468,094   5/26/15       (468,199)       (105)
CLP (Chilean       JP Morgan
  Peso)            Chase Bank    (52,791,592)       84,352   5/26/15        (84,961)       (609)
INR Indian         JP Morgan
  Rupee            Chase Bank     29,755,622      (473,816)  5/26/15        473,334        (482)
TWD (New           JP Morgan
  Taiwan Dollar)   Chase Bank     (9,544,776)      302,155   5/26/15       (303,684)     (1,529)
---------------------------------------------------------------------------------------------------
                                                                                       $(10,124)
===================================================================================================

6. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended February 28, 2015, the Fund's expenses were not reduced under such arrangements.

7. Assets and Liabilities Offsetting

Financial instruments subject to an enforceable master netting agreement have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of February 28, 2015.

-------------------------------------------------------------------------------------------------
Assets:
                                                Net
                                 Gross          Amounts            Gross Amounts
                                 Amounts        of Assets          Not Offset in
                                 Offset         Presented        the Statement of
                                 in the         in the         Assets and Liabilities
                   Gross         Statement      Statement     ------------------------
                   Amounts of    of Assets      of Assets                   Cash
                   Recognized    and            and           Financial     Collateral   Net
Description        Assets        Liabilities    Liabilities   Instruments   Received*    Amount
-------------------------------------------------------------------------------------------------
Forward foreign
 currency
 contracts         $ 36,830      $      --      $ 36,830      $ --          $ --         $ 36,830
Swap contracts      662,909       (224,243)      438,666        --            --          438,666
-------------------------------------------------------------------------------------------------
                   $699,739      $(224,243)     $475,496      $ --          $ --         $475,496
=================================================================================================

48 Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/15

-------------------------------------------------------------------------------------------------
Liabilities:
                                               Net
                                 Gross         Amounts of         Gross Amounts
                                 Amounts       Liabilities        Not Offset in
                                 Offset        Presented         the Statement of
                                 in the        in the          Assets and Liabilities
                   Gross         Statement     Statement      ------------------------
                   Amounts of    of Assets     of Assets                    Cash
                   Recognized    and           and            Financial     Collateral   Net
Description        Liabilities   Liabilities   Liabilities    Instruments   Received*    Amount
-------------------------------------------------------------------------------------------------
Forward foreign
 currency
 contracts         $ 10,124      $      --     $10,124        $ --          $ --         $10,124
Swap contracts      224,243       (224,243)         --          --            --              --
-------------------------------------------------------------------------------------------------
                   $234,367      $(224,243)    $10,124        $ --          $ --         $10,124
=================================================================================================

8. Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of February 28, 2015 were as follows:

----------------------------------------------------------------------------------------------
Derivatives Not
Accounted for as               Asset Derivatives 2014          Liabilities Derivatives 2014
Hedging Instruments            -----------------------------   -------------------------------
Under Accounting               Statement of Assets             Statement of Assets
Standards Codification         and Liabilities                 and Liabilities
(ASC) 815                      Location                Value   Location                  Value
----------------------------------------------------------------------------------------------
Forward foreign                Net unrealized                  Net unrealized
 currency contracts            appreciation on                 depreciation on
                               forward foreign                 forward foreign
                               currency contracts   $ 36,830   currency contracts     $ 10,124
Swap contracts                 Net unrealized                  Net unrealized
                               appreciation on                 depreciation on
                               swap contracts        662,909   swap contracts          224,243
Futures contracts              Net unrealized                  Net unrealized
                               appreciation on                 depreciation on
                               futures contracts          --   futures contracts         1,828
----------------------------------------------------------------------------------------------
   Total                                            $669,739                          $236,195
==============================================================================================

   Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/15 49

The effect of derivative instruments on the Statement of Operations for the six months ended February 28, 2015 was as follows:

-----------------------------------------------------------------------------------------------
                                                                                Change in
Derivatives Not                                                   Realized      Unrealized
Accounted for as                                                  Gain or       Appreciation or
Hedging Instruments                                               (Loss) on     (Depreciation)
Under Accounting          Location of Gain or (Loss)              Derivatives   on Derivatives
Standards Codification    on Derivatives Recognized               Recognized    Recognized
(ASC) 815                 in Income                               in Income     in Income
-----------------------------------------------------------------------------------------------
Forward foreign           Net realized gain (loss) on
 currency contracts       forward foreign currency contracts      $ 761,012
Forward foreign           Change in unrealized appreciation
 currency contracts       (depreciation) on forward foreign
                          currency contracts                                    $(189,588)
Written options           Net realized gain (loss) on
                          written options                         $   7,988
Written swaptions         Net realized gain (loss) on
                          written swaptions                       $  20,655
Written swaptions         Change in unrealized appreciation
                          (depreciation) on written swaptions                   $(115,204)
Futures contracts         Net realized gain (loss) on
                          futures contracts                       $(524,400)
Futures contracts         Change in net unrealized appreciation
                          (depreciation) on futures contracts                   $  84,084
Swap contracts            Net realized gain (loss) on
                          swap contracts                          $ (53,815)
Swap contracts            Change in net unrealized appreciation
                          (depreciation) on swap contracts                      $ 438,442

50 Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/15

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Long/Short Opportunistic Credit Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in January 2014 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2014 and July 2014. Supplemental contract review materials were provided to the Trustees in September 2014. In addition, the Trustees reviewed and discussed the Fund's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund's investment advisory agreement.

In March 2014, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment advisory agreement, and reviewed and discussed the qualifications of the investment management teams, as well as the level of investment by the Fund's portfolio managers in the Fund. In July 2014, the Trustees, among other things, reviewed the Fund's management fee and total expense ratios, the financial statements of PIM and its parent companies, the profitability analyses provided by PIM, and possible economies of scale. The Trustees also reviewed the profitability of the institutional business of PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer"), as compared to that of PIM's fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Pioneer's institutional accounts, as well as the different services provided by PIM to the Fund and by Pioneer to the institutional accounts. The Trustees further considered contract review materials in September 2014.

At a meeting held on September 16, 2014, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. In all quintile rankings referred to throughout this disclosure,

   Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/15 51 first quintile is most favorable to the Fund's shareowners. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly review and discuss analysis and data prepared by PIM and information comparing the Fund's performance with the performance of its peer group of funds as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and with the performance of the Fund's benchmark index. They also discuss the Fund's performance with PIM on a regular basis. The Trustees confirmed that these regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement. For purposes of their contract renewal deliberations, the Trustees considered the discussions held throughout the year regarding the Fund's performance and the performance results of the Fund over various time periods, including the Fund's performance

52 Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/15 results for periods ended June 30, 2014. The Trustees indicated that the Fund's performance was satisfactory and supported the renewal of the investment advisory agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2014 was in the fifth quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoint in the management fee schedule and the reduced fee rate above a certain asset level. The Trustees noted the investment management expertise and resources required to implement the Fund's complex investment strategy. The Trustees considered that the expense ratio of the Fund's Class A shares for the twelve months ended June 30, 2014 was in the fifth quintile relative to its Morningstar peer group and in the fifth quintile relative its Strategic Insight peer group, in each case for the comparable period. The Trustees noted that PIM was waiving fees and/or reimbursing expenses in order to limit the ordinary operating expenses of the Fund. The Trustees noted the Fund's relatively small asset size compared to most of the other funds in its peer groups, and that the Fund has not been able to take advantage of the economies of scale afforded by greater asset size. The Trustees considered the impact of transfer agency, sub-transfer agency, and other non-management fee expenses on the expense ratios of the Fund. The Trustees noted that they separately review the Fund's transfer agency, sub-transfer agency and intermediary arrangements.

The Trustees reviewed management fees charged by Pioneer to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and

   Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/15 53 considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM to the Fund.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoint in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Funds.

54 Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/15

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. Pioneer is the principal U.S. asset management business of Pioneer Global Asset Management, the worldwide asset management business of UniCredit Group, which manages over $150 billion in assets (including the Funds). Pioneer and the Funds receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Funds, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Pioneer as a result of its relationship with the Funds were reasonable and their consideration of the advisory agreement between the Fund and PIM and the fees thereunder were unaffected by Pioneer's possible receipt of any such intangible benefits.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

   Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/15 55

Trustees, Officers and Service Providers

Trustees                                  Advisory Trustee
Thomas J. Perna, Chairman                 Lorraine H. Monchak*
David R. Bock
Benjamin M. Friedman                      Officers
Margaret B.W. Graham                      Lisa M. Jones, President and Chief
Marguerite A. Piret                         Executive Officer
Fred J. Ricciardi                         Mark E. Bradley, Treasurer and
Kenneth J. Taubes                           Chief Financial Officer
                                          Christopher J. Kelley, Secretary and
                                            Chief Legal Officer

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

* Ms. Monchak is a non-voting Advisory Trustee.

56 Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/15

                           This page for your notes.

   Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/15 57

                           This page for your notes.

58 Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/15

                           This page for your notes.

   Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/15 59

                           This page for your notes.

60 Pioneer Long/Short Opportunistic Credit Fund | Semiannual Report | 2/28/15

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com


Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2015 Pioneer Investments 27687-01-0415

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.

Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust V


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date April 29, 2015


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date April 29, 2015


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date April 29, 2015

* Print the name and title of each signing officer under his or her signature.